UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-09813
                                                     ---------

                                 UMB Scout Funds

                              1010 Grand Boulevard
                              Kansas City, MO 64106
                    ----------------------------------------
                    (Address of principal executive offices)

                         Scout Investment Advisors, Inc.
                              1010 Grand Boulevard
                              Kansas City, MO 64106
                     ---------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (816) 860-7512
                                                           --------------

                        Date of fiscal year end: June 30
                                                 -------

                     Date of reporting period: June 30, 2007
                                               -------------

ITEM 1.  REPORTS TO STOCKHOLDERS

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)


                         UMB | SCOUT FUNDS

                               ANNUAL REPORT | JUNE 30, 2007

                  Stock Fund

                 Growth Fund

                Mid Cap Fund

              Small Cap Fund

          International Fund

                   Bond Fund

         Money Market Fund -
           Federal Portfolio

         Money Market Fund -
             Prime Portfolio

  Tax-Free Money Market Fund

                                                     OPPORTUNITY BEYOND TOMORROW

TABLE OF CONTENTS

  Economic and Market Commentary .........................................     1

  Stock Fund .............................................................     2

  Growth Fund ............................................................     6

  Mid Cap Fund ...........................................................    10

  Small Cap Fund .........................................................    15

  International Fund .....................................................    20

  Bond Fund ..............................................................    25

  Money Market Fund ......................................................    30

  Tax-Free Money Market Fund .............................................    34

  Statements of Assets and Liabilities ...................................    38

  Statements of Operations ...............................................    40

  Statements of Changes in Net Assets ....................................    42

  Financial Highlights ...................................................    46

  Notes to Financial Statements ..........................................    50

  Report of Independent Registered Public Accounting Firm ................    59

  Expense Example ........................................................    60

  Trustees and Officers ..................................................    62

SHARES OF THE UMB SCOUT FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, NOR GUARANTEED BY, UMB BANK, N.A. OR ANY OTHER BANKING INSTITUTION; NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENT AGENCY. THESE SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL INVESTED.


--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

ECONOMIC AND MARKET COMMENTARY

The past fiscal year provided investors with a bull market that drove the major indexes to record highs. Early in the fiscal year, the Federal Open Market Committee (the "FOMC") indicated it would maintain its neutral bias for the foreseeable future. With a relatively flat yield curve leaving the risk premium low, market movers poured significant assets into equities resulting in an upward surge in valuations. In addition, strong earnings, along with mergers and acquisitions, provided the base support for the bull market.

Equities continued their steady climb until mid-March, when concerns regarding the subprime housing market surfaced as two hedge funds imploded. Investors momentarily shifted to a flight to quality, causing a mild correction within the markets. As concerns regarding the extent of a contagion eased, the markets resumed their ascent.

On a macro level, the U.S. economy continued to expand, but at a below-trend pace. Real Gross Domestic Product (GDP) dropped between 1% to 2% for most of the fiscal year, but expanded to above 3% for the final three months of the fiscal year. Many economists predicted the sluggish housing market would finally impact consumer spending, but contrary to this prediction, the U.S. consumer remained strong.

With the unemployment rate steady and inflation contained, the FOMC appeared content to stay on the sidelines. With the FOMC on hold, the yield on 10-year Treasuries stayed within a trading range of 4.6% to 5.0%, maintaining the inverted yield curve. Historically, an inverted yield curve has preceded a recession in the U.S. economy.

During the past year, the UMB Scout Funds family expanded with the addition of the UMB Scout Mid Cap Fund. The new Fund is managed by Pat Dunkerley, CFA and Derek Smashey, CFA.It seeks high-quality, mid-capitalization (between $1.5 billion and $17 billion) companies with catalysts for growth. We are pleased to offer this investment option for your asset allocation mix.

I encourage you to read the shareholder letters provided throughout this report for additional information regarding how each UMB Scout Fund performed over the past year. On behalf of the entire management team, thank you for your continued support of the

/S/ William B. Greiner

William B. Greiner, CFA
Chief Investment Officer
Scout Investment Advisors, Inc.


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                  1

OBJECTIVE:

THE UMB SCOUT STOCK FUND SEEKS LONG-TERM GROWTH OF CAPITAL AND INCOME BY INVESTING IN COMMON STOCKS OF COMPANIES THOUGHT TO BE UNDERVALUED AND HAVE THE POTENTIAL FOR CAPITAL APPRECIATION.

STOCK FUND

Entering the fiscal year, the Advisor positioned the UMB Scout Stock Fund for an anticipated slowdown in the U.S. economy. The Advisor believed the contracting housing market and high oil prices would finally impact the U.S. consumer and in turn, slow the U.S. economy. The Federal Open Market Committee indicated it would remain on hold for the foreseeable future. This "hold" notice enticed market movers to pour significant investments into the equity markets. These investments helped propel the markets at an unexpected pace throughout the remainder of 2006 and into 2007, as investors seemed to ignore all bearish signals or stability concerns.

Within this environment, the UMB Scout Stock Fund provided shareholders with a relative return that lagged the S&P 500(R) Index. A large measure of the Fund's relative underperformance for the year was derived from the Advisor's relatively defensive posture. The Fund held neutral sector weightings with the exception of an underweight position in the Consumer Discretionary sector and an overweight position in the Consumer Staples sector. Unfortunately, the Fund's underweight position proved counter-productive, as securities within the Consumer Discretionary sector remained strong during the time period. In addition, the Fund's holdings within the Information Technology and Health Care sectors failed to advance as expected. The Advisor's defensive strategy began to bear fruit late in the fiscal year but was unable to match the early rally from the S&P 500(R) Index.

The Advisor's stock selection within both the Consumer Staples sector and the Financials sector provided a positive contribution for the Fund. While still maintaining a strategic underweight position in the Financials sector, the Advisor's bottom-up process focused on insurance companies and other beneficiaries of a steadily advancing stock market. Insurance companies tend to be less impacted by falling interest rates and historically have maintained strong earnings. Holdings within both these sectors outperformed the benchmark's sector allocation.

As a reminder, the Advisor utilizes a combination of top-down and bottom-up analysis to determine final portfolio construction. The Advisor weights sectors based on overall macroeconomic conditions. The Advisor then utilizes a bottom-up process to locate high-quality companies with a catalyst for growth.


--------------------------------------------------------------------------------
2                                                  UMB SCOUT FUNDS ANNUAL REPORT

The Advisor's bottom-up process tends to identify "smaller" large capitalization companies, such as Harris Corp., which are followed less than their larger peers. The Advisor will continue to seek companies that show cash flow growth, strong dividend growth and quality balance sheets while also demonstrating a track record of consistent growth.(1)

In closing, we want to express our appreciation for your continued support of the UMB Scout Stock Fund as well as the UMB Scout Funds family.

JAMES A. REED II, JD, CFA
Scout Investment Advisors, Inc.

1 Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund's portfolio represented by the securities or sectors mentioned in this letter.

 [The following table was represented as a line chart in the printed material.]

                                Lipper Large-Cap                     S&P 500/
                UMB Scout          Core Funds        S&P 500     Citigroup Value
Date            Stock Fund           Index            Index           Index
----            ----------           -----            -----           -----
6/30/1997         10,000             10,000           10,000          10,000
9/30/1997         10,775             10,768           10,749          10,917
12/31/1997        10,907             10,973           11,058          11,159
3/31/1998         11,842             12,453           12,600          12,448
6/30/1998         11,541             12,952           13,016          12,512
9/30/1998         10,594             11,467           11,721          10,896
12/31/1998        11,738             13,928           14,218          12,796
3/31/1999         11,563             14,532           14,926          13,161
6/30/1999         13,147             15,336           15,978          14,582
9/30/1999         12,270             14,335           14,980          13,237
12/31/1999        13,299             16,623           17,210          14,424
3/31/2000         13,981             17,332           17,604          14,458
6/30/2000         13,500             16,937           17,137          13,837
9/30/2000         13,784             16,875           16,971          15,056
12/31/2000        13,319             15,398           15,643          15,301
3/31/2001         12,167             13,479           13,788          14,303
6/30/2001         12,278             14,198           14,595          14,933
9/30/2001         11,103             12,169           12,453          12,513
12/31/2001        12,175             13,422           13,784          13,510
3/31/2002         12,352             13,431           13,822          13,689
6/30/2002         11,030             11,763           11,970          12,232
9/30/2002          9,251              9,913            9,902           9,729
12/31/2002         9,769             10,572           10,737          10,693
3/31/2003          9,493             10,243           10,399          10,104
6/30/2003         10,846             11,645           11,999          12,007
9/30/2003         11,172             11,902           12,318          12,312
12/31/2003        12,116             13,194           13,818          14,092
3/31/2004         12,272             13,327           14,052          14,563
6/30/2004         12,263             13,490           14,293          14,679
9/30/2004         11,935             13,170           14,026          14,832
12/31/2004        12,756             14,288           15,321          16,305
3/31/2005         12,747             13,965           14,992          15,909
6/30/2005         12,958             14,144           15,197          16,320
9/30/2005         13,752             14,681           15,745          16,881
12/31/2005        14,051             15,105           16,074          17,254
3/31/2006         14,735             15,737           16,750          18,267
6/30/2006         14,649             15,432           16,509          18,379
9/30/2006         14,930             16,094           17,444          19,348
12/31/2006        15,646             17,127           18,613          20,843
3/31/2007         15,657             17,275           18,732          21,122
6/30/2007         16,629             18,382           19,908          22,379

2 Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

      Performance returns for the UMB Scout Stock Fund, S&P 500(R) Index, Lipper Large-Cap Core Funds Index and S&P 500(R)/Citigroup Value Index assume dividends were reinvested for the entire period.

      On December 16, 2005, the S&P discontinued the S&P 500(R)/Barra Value Index. It was replaced at that time by the S&P 500(R)/Citigroup Value Index. The UMB Scout Stock Fund followed this change as the S&P 500(R)/Barra Value Index became unavailable. Historic returns of the new index have been recalculated and are shown in the preceding graph.

      For illustrative purposes only; may not represent your returns.


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                  3

FUND DIVERSIFICATION
UMB SCOUT STOCK FUND (UMBSX)

                                  [pie chart]

Financials ................................................................  17%
Information Technology ....................................................  17%
Industrials ...............................................................  13%
Energy ....................................................................  12%
Health Care ...............................................................  11%
Consumer Staples ..........................................................  11%
Consumer Discretionary ....................................................   6%
Materials .................................................................   5%
Utilities .................................................................   4%
Telecomm Services .........................................................   3%
Cash & Cash Equivalents ...................................................   1%

Based on total net assets as of June 30, 2007. Subject to change.

COMPARATIVE RATES OF RETURN
UMB SCOUT STOCK FUND (UMBSX)
as of June 30, 2007
                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
UMB SCOUT STOCK FUND ....................  13.52%    10.68%     8.56%     5.22%
Lipper Large-Cap Core Funds Index(1) ....  19.12%    10.87%     9.34%     6.28%
S&P 500(R) Index(1) .....................  20.59%    11.69%    10.70%     7.13%
S&P 500(R)/Citigroup Value Index(1),(2)..  21.77%    15.11%    12.83%     8.39%
--------------------------------------------------------------------------------
Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The returns for periods prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses and the Advisor's agreement to limit total Fund expenses were in effect for the periods shown, returns would have been lower. As of June 30, 2006, gross expenses for the Fund were 0.93%.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.
2 The S&P 500(R) Index has replaced the S&P 500(R)/Citigroup Value Index as the Fund's benchmark. The Advisor believes the composition of the S&P 500(R) Index makes it the most meaningful comparison index given the Fund's investment objective and strategy. The S&P 500(R)/Citigroup Value Index may be excluded from this comparison in the future. On December 16, 2005, S&P replaced the S&P 500(R)/Barra Value Index with the S&P 500(R)/Citigroup Value Index.

TOP TEN EQUITY HOLDINGS
UMB SCOUT STOCK FUND (UMBSX)
                                                       MARKET            PERCENT
                                                    VALUE (000'S)       OF TOTAL
--------------------------------------------------------------------------------
General Electric Co. ..............................    $ 3,828             4.1%
American International Group, Inc. ................      2,892             3.1%
Exxon Mobil Corp. .................................      2,852             3.1%
Verizon Communications, Inc. ......................      2,676             2.9%
Dow Chemical Co. ..................................      2,653             2.9%
Microsoft Corp. ...................................      2,652             2.9%
Lincoln National Corp. ............................      2,632             2.8%
McDonald's Corp. ..................................      2,538             2.7%
Harris Corp. ......................................      2,455             2.7%
Abbott Laboratories ...............................      2,410             2.6%
--------------------------------------------------------------------------------
TOTAL .............................................    $27,588            29.8%
--------------------------------------------------------------------------------
Based on total net assets as of June 30, 2007. Subject to change.

HISTORICAL PER-SHARE RECORD
UMB SCOUT STOCK FUND (UMBSX)
                                  INCOME &                         CUMULATIVE(3)
                       NET       SHORT-TERM        LONG-TERM         VALUE PER
                       ASSET        GAINS            GAINS           SHARE PLUS
                       VALUE     DISTRIBUTION     DISTRIBUTION     DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/02 ...........  $12.05        $0.12             $ --             $35.16
12/31/03 ...........   14.84         0.10               --              38.05
12/31/04 ...........   15.17         0.11             0.33              38.82
12/31/05 ...........   14.59         0.35             1.79              40.38
12/31/06 ...........   14.38         0.32             1.54              42.03
06/30/07(4) ........   15.23         0.06               --              42.94
--------------------------------------------------------------------------------
3     Does not assume any compounding of reinvested distributions.
4 Six months only. Distributions typically occur in June and December. Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.


--------------------------------------------------------------------------------
4                                                  UMB SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
JUNE 30, 2007

STOCK FUND

 NUMBER OF
   SHARES                                                             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.4%
CONSUMER DISCRETIONARY -- 6.0%
      60,000  Comcast Corp.* ..................................  $    1,687,200
      50,000  McDonald's Corp. ................................       2,538,000
      40,000  Walt Disney Co. .................................       1,365,600
                                                                 --------------
                                                                      5,590,800
                                                                 ==============
CONSUMER STAPLES -- 10.4%
      30,000  Altria Group, Inc. ..............................       2,104,200
      30,000  Coca-Cola Co. ...................................       1,569,300
      35,000  General Mills, Inc. .............................       2,044,700
      24,082  Kraft Foods, Inc. ...............................         848,890
      29,200  PepsiCo, Inc. ...................................       1,893,620
      20,000  Procter & Gamble Co. ............................       1,223,800
                                                                 --------------
                                                                      9,684,510
                                                                 ==============
ENERGY -- 11.6%
      16,600  Chevron Corp. ...................................       1,398,384
      22,400  ConocoPhillips ..................................       1,758,400
      34,000  Exxon Mobil Corp.(1) ............................       2,851,920
      31,800  Occidental Petroleum Corp.(1) ...................       1,840,584
      24,000  Peabody Energy Corp. ............................       1,161,120
      20,000  Schlumberger Ltd.(1) ............................       1,698,800
                                                                 --------------
                                                                     10,709,208
                                                                 ==============
FINANCIALS -- 16.9%
      20,000  American Express Co. ............................       1,223,600
      41,300  American International Group, Inc. ..............       2,892,239
      14,000  Franklin Resources, Inc. ........................       1,854,580
      54,000  Janus Capital Group, Inc. .......................       1,503,360
      37,100  Lincoln National Corp. ..........................       2,632,245
      22,000  Merrill Lynch & Co., Inc. .......................       1,838,760
      30,000  State Street Corp. ..............................       2,052,000
      25,000  Toronto-Dominion Bank ...........................       1,712,250
                                                                 --------------
                                                                     15,709,034
                                                                 ==============
HEALTH CARE -- 11.5%
      45,000  Abbott Laboratories .............................       2,409,750
      39,000  Aetna, Inc. .....................................       1,926,600
      31,000  Eli Lilly & Co.(1) ..............................       1,732,280
      75,000  Schering-Plough Corp. ...........................       2,283,000
      40,000  Wyeth ...........................................       2,293,600
                                                                 --------------
                                                                     10,645,230
                                                                 ==============
INDUSTRIALS -- 13.3%
      18,000  Caterpillar, Inc. ...............................       1,409,400
      50,000  Emerson Electric Co. ............................       2,340,000
      20,000  General Dynamics Corp. ..........................       1,564,400
     100,000  General Electric Co. ............................       3,828,000
      36,000  Raytheon Co. ....................................       1,940,040
      38,000  Tyco International Ltd. .........................       1,284,020
                                                                 --------------
                                                                     12,365,860
                                                                 ==============

NUMBER OF SHARES/
PRINCIPAL AMOUNT                                                      VALUE
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 17.2%
      43,000  Cisco Systems, Inc.* ............................  $    1,197,550
      84,000  Dell, Inc.* .....................................       2,398,200
      45,000  Harris Corp. ....................................       2,454,750
      90,000  Intel Corp.(1) ..................................       2,138,400
      19,000  International Business Machines Corp. ...........       1,999,750
      90,000  Microsoft Corp. .................................       2,652,300
      63,000  Oracle Corp.* ...................................       1,241,730
     100,000  Xerox Corp.* ....................................       1,848,000
                                                                 --------------
                                                                     15,930,680
                                                                 ==============
MATERIALS -- 4.5%
      25,000  BHP Billiton Ltd.(1) ............................       1,493,750
      60,000  Dow Chemical Co. ................................       2,653,200
                                                                 --------------
                                                                      4,146,950
                                                                 ==============
TELECOMMUNICATION SERVICES -- 2.9%
      65,000  Verizon Communications, Inc. ....................       2,676,050
                                                                 ==============
UTILITIES -- 4.1%
      23,700  Dominion Resources, Inc. ........................       2,045,547
      97,200  Duke Energy Corp. ...............................       1,778,760
                                                                 --------------
                                                                      3,824,307
                                                                 ==============
TOTAL COMMON STOCKS
(COST $76,919,603) -- 98.4% ...................................      91,282,629
                                                                 ==============
SHORT-TERM INVESTMENTS -- 1.5%
U.S. GOVERNMENT AGENCIES
              Federal Home Loan Bank
$  1,412,000    4.750%, 07/02/07 ..............................  $    1,411,814
                                                                 ==============
TOTAL SHORT-TERM INVESTMENTS
(COST $1,411,814) -- 1.5% .....................................       1,411,814
                                                                 ==============
COLLATERAL INVESTMENT FOR SECURITIES ON LOAN -- 10.6%
(COST $9,838,946) .............................................  $    9,838,946
                                                                 ==============
TOTAL INVESTMENTS
(COST $88,170,363) -- 110.5% ..................................     102,533,389

Liabilities less other assets -- (10.5)% ......................      (9,774,112)
                                                                 --------------

TOTAL NET ASSETS -- 100.0%
  (equivalent to $15.23 per share;
  unlimited shares of $1.00 par value
  capital shares authorized;
  6,092,544 shares outstanding) ...............................  $   92,759,277
                                                                 ==============

*     Non-income producing security
1     Security on Loan, see accompanying Notes for collateral pool detail.

See accompanying Notes to Financial Statements.


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                  5

OBJECTIVE:

THE UMB SCOUT GROWTH FUND* SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING IN COMMON STOCKS OF COMPANIES BELIEVED TO HAVE FAVORABLE GROWTH POTENTIAL AND FINANCIAL CHARACTERISTICS, COMBINED WITH AN ATTRACTIVE OR UNDERVALUED STOCK PRICE.

GROWTH FUND

Entering the second half of 2006, the Advisor expected the U.S. economy would slow and believed the combination of higher interest rates, higher gasoline prices and a weak housing market would cause consumer spending to decline sharply. To position the UMB Scout Growth Fund for this environment, the Advisor placed an underweight position in the Consumer Discretionary sector while focusing on stocks exposed to the industrial side of the economy, which typically performs well during a slowing economy.

The U.S. economy continued to advance, but finally showed serious signs of slowing during the second quarter of 2007. Consumer spending, which was expected to decrease, remained surprisingly strong during the second half of 2006 and into 2007. Therefore, the Fund's underweight position in the Consumer Discretionary sector limited the Fund's ability to fully capture this positive alpha stream, although double digit returns from Garmin, Coach and Harley Davidson during the second half of 2006 provided significant positive contributions to the Fund's performance and minimized the overall underweight effect. In addition, Estee Lauder in Consumer Staples, Toronto-Dominion in Financials and Schering-Plough and Stryker in Health Care also provided positive contributions for the Fund during the first six months of 2007.(1)

The Materials sector was the area that provided the next biggest positive contribution. The Fund benefited from an overweight position as well as holding one of the group's best performing stocks, Praxair. Praxair provided investors with a 22% return during the first half of 2007 as the strong global economy increased earnings expectations.

Holdings within the Energy and Consumer Staples sectors placed a drag on performance. Crude oil prices dropped from around $75 down to $60 a barrel during the fall/winter, which caused many of the Fund's commodity-sensitive stocks to also decline. In addition, many market movers appeared to prefer large cap Energy companies, such as Exxon Mobil, over their smaller peers. Peers such as Valero, Noble Drilling and Archer-Daniels-Midland, which the Fund holds, all declined by more than 10% while Exxon Mobil, which the Fund owned for only part of the past year, rose by 26%.

In the Health Care sector, the Advisor looked to avoid the uncertainty with large U.S. pharmaceutical companies by investing in their international peers as well as biotech


* Prior to April 1, 2005, the Fund was known as the UMB Scout Stock Select Fund and was managed in accordance with a different investment objective and strategy.

1 Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund's portfolio represented by the securities or sectors mentioned in this letter.


--------------------------------------------------------------------------------
6                                                  UMB SCOUT FUNDS ANNUAL REPORT
firms. Unfortunately, this sector experienced extreme underperformance, resulting in the Health Care sector being the worst performer during the time period.

On behalf of the UMB Scout Growth Fund's management team, we kindly thank you for your continued support of the Fund as well as the UMB Scout Funds family.

WILLIAM B. GREINER, CFA
Scout Investment Advisors, Inc.

 [The following table was represented as a line chart in the printed material.]

                UMB Scout      Lipper Large-Cap     S&P 500    S&P 500/Citigroup
Date           Growth Fund    Growth Funds Index     Index        Growth Index
----           -----------    ------------------     -----        ------------
5/17/1999         10,000           10,000            10,000          10,000
6/30/1999         10,080           10,341            10,276          10,403
9/30/1999          9,460            9,917             9,634          10,040
12/31/1999        10,176           12,449            11,068          12,022
3/31/2000         10,076           13,461            11,322          12,516
6/30/2000          9,703           12,478            11,021          12,332
9/30/2000          9,672           12,270            10,914          11,249
12/31/2000         9,343           10,000            10,060           9,367
3/31/2001          8,620            7,794             8,868           7,736
6/30/2001          8,753            8,318             9,386           8,333
9/30/2001          7,781            6,665             8,009           7,233
12/31/2001         8,658            7,613             8,865           8,175
3/31/2002          8,782            7,420             8,889           8,110
6/30/2002          7,825            6,246             7,698           6,791
9/30/2002          6,631            5,245             6,368           5,832
12/31/2002         6,941            5,473             6,905           6,247
3/31/2003          6,723            5,388             6,688           6,195
6/30/2003          7,741            6,116             7,717           6,949
9/30/2003          7,980            6,311             7,922           7,140
12/31/2003         8,675            6,948             8,886           7,849
3/31/2004          8,748            7,033             9,036           7,851
6/30/2004          8,754            7,100             9,191           8,063
9/30/2004          8,472            6,788             9,020           7,678
12/31/2004         9,035            7,466             9,852           8,331
3/31/2005          8,670            7,124             9,641           8,176
6/30/2005          8,633            7,371             9,773           8,187
9/30/2005          8,790            7,750            10,125           8,496
12/31/2005         8,818            8,032            10,336           8,664
3/31/2006          9,268            8,218            10,771           8,891
6/30/2006          8,962            7,797            10,616           8,583
9/30/2006          9,109            7,941            11,218           9,104
12/31/2006         9,393            8,411            11,969           9,618
3/31/2007          9,477            8,497            12,045           9,609
6/30/2007         10,086            9,055            12,802          10,245

2 Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

      Performance returns for the UMB Scout Growth Fund, S&P 500 (R) Index, Lipper Large-Cap Growth Funds Index and S&P 500 (R)/Citigroup Growth Index assume dividends were reinvested for the entire period.

      For illustrative purposes only; may not represent your returns.


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                  7

FUND DIVERSIFICATION
UMB SCOUT GROWTH FUND (UMBOX)

                                  [pie chart]

Information Technology ....................................................  20%
Health Care ...............................................................  16%
Energy ....................................................................  15%
Consumer Staples ..........................................................  13%
Financials ................................................................  10%
Industrials ...............................................................  10%
Consumer Discretionary ....................................................   6%
Materials .................................................................   4%
Cash & Cash Equivalents ...................................................   6%

Based on total net assets as of June 30, 2007. Subject to change.

COMPARATIVE RATES OF RETURN
UMB SCOUT GROWTH FUND (UMBOX)
as of June 30, 2007
                                                                        SINCE
                                         1 YEAR   3 YEARS   5 YEARS   INCEPTION
--------------------------------------------------------------------------------
UMB SCOUT GROWTH FUND .................. 12.54%     4.84%     5.21%      0.11%
Lipper Large-Cap Growth Funds Index(1).. 16.13%     8.45%     7.71%     -1.22%
S&P 500(R) Index(1) .................... 20.59%    11.69%    10.70%      3.09%
S&P 500(R)/Citigroup Growth Index(1) ... 19.37%     8.32%     8.56%      0.30%
--------------------------------------------------------------------------------
Inception - May 17, 1999.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The returns for periods prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses and the Advisor's agreement to limit total Fund expenses were in effect for the periods shown, returns would have been lower. As of June 30, 2006, gross expenses for the Fund were 1.34%.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Prior to April 1, 2005, the Fund was known as the UMB Scout Stock Select Fund and was managed in accordance with a different investment objective and strategy.

1 Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

TOP TEN EQUITY HOLDINGS
UMB SCOUT GROWTH FUND (UMBOX)
                                                            MARKET      PERCENT
                                                        VALUE (000'S)   OF TOTAL
--------------------------------------------------------------------------------
PepsiCo, Inc. ........................................      $1,073         5.0%
ConocoPhillips .......................................       1,013         4.7%
Praxair, Inc. ........................................         864         4.0%
Qualcomm, Inc. .......................................         842         3.9%
Adobe Systems, Inc. ..................................         811         3.8%
Toronto-Dominion Bank ................................         719         3.4%
Danaher Corp. ........................................         695         3.2%
Carnival Corp. .......................................         688         3.2%
Procter & Gamble Co. .................................         679         3.2%
Schlumberger Ltd. ....................................         663         3.1%
--------------------------------------------------------------------------------
TOTAL ................................................      $8,047        37.5%
--------------------------------------------------------------------------------
Based on total net assets as of June 30, 2007. Subject to change.

HISTORICAL PER-SHARE RECORD
UMB SCOUT GROWTH FUND (UMBOX)
                                   INCOME &                        CUMULATIVE(2)
                         NET      SHORT-TERM         LONG-TERM       VALUE PER
                        ASSET        GAINS             GAINS         SHARE PLUS
                        VALUE     DISTRIBUTION     DISTRIBUTION    DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/02 .............  $6.71        $0.05             $ --           $ 7.00
12/31/03 .............   8.34         0.04               --             8.67
12/31/04 .............   8.65         0.04               --             9.02
12/31/05 .............   8.42         0.02               --             8.81
12/31/06 .............   8.94         0.03               --             9.36
06/30/07(3) ..........   9.58         0.02               --            10.02
--------------------------------------------------------------------------------
2     Does not assume any compounding of reinvested distributions.
3 Six months only. Distributions typically occur in June and December. Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.


--------------------------------------------------------------------------------
8                                                  UMB SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
JUNE 30, 2007

GROWTH FUND

 NUMBER OF
   SHARES                                                             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 92.1%
CONSUMER DISCRETIONARY -- 5.5%
      14,100  Carnival Corp.(1) ...............................  $      687,657
       7,400  J.C. Penney Co., Inc. ...........................         535,612
                                                                 --------------
                                                                      1,223,269
                                                                 ==============
CONSUMER STAPLES -- 13.0%
      15,600  Archer-Daniels-Midland Co. ......................         516,204
      16,550  PepsiCo, Inc. ...................................       1,073,268
      11,100  Procter & Gamble Co. ............................         679,209
       5,200  Walgreen Co. ....................................         226,408
       7,700  Wal-Mart Stores, Inc. ...........................         370,447
                                                                 --------------
                                                                      2,865,536
                                                                 ==============
ENERGY -- 14.5%
       2,900  Apache Corp. ....................................         236,611
      12,900  ConocoPhillips ..................................       1,012,650
       9,000  Marathon Oil Corp. ..............................         539,640
       2,700  Noble Corp. .....................................         263,304
      10,000  Peabody Energy Corp. ............................         483,800
       7,800  Schlumberger Ltd.(1) ............................         662,532
                                                                 --------------
                                                                      3,198,537
                                                                 ==============
FINANCIALS -- 9.8%
       7,300  American Express Co. ............................         446,614
       6,300  American International Group, Inc. ..............         441,189
       6,500  Merrill Lynch & Co., Inc. .......................         543,270
      10,500  Toronto-Dominion Bank ...........................         719,145
                                                                 --------------
                                                                      2,150,218
                                                                 ==============
HEALTH CARE -- 15.7%
       4,000  Abbott Laboratories .............................         214,200
       3,000  Becton Dickinson & Co. ..........................         223,500
       9,100  Covance, Inc.* ..................................         623,896
       9,500  Forest Laboratories, Inc.* ......................         433,675
       8,000  Genentech, Inc.* ................................         605,280
      11,800  Gilead Sciences, Inc.*(1) .......................         457,486
       7,700  GlaxoSmithKline PLC(1) ..........................         403,249
       7,700  Stryker Corp. ...................................         485,793
                                                                 --------------
                                                                      3,447,079
                                                                 ==============
INDUSTRIALS -- 9.9%
       9,200  Danaher Corp. ...................................         694,600
      14,500  Fastenal Co.(1) .................................         606,970
      12,100  General Electric Co. ............................         463,188
       6,000  ITT Corp. .......................................         409,680
                                                                 --------------
                                                                      2,174,438
                                                                 ==============

NUMBER OF SHARES/
PRINCIPAL AMOUNT                                                      VALUE
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 19.8%
      20,200  Adobe Systems, Inc.*(1) .........................  $      811,030
      17,450  Cisco Systems, Inc.* ............................         485,983
       1,100  Google, Inc.*(1) ................................         575,718
      20,000  Intel Corp.(1) ..................................         475,200
      18,400  Microsoft Corp. .................................         542,248
      31,400  Oracle Corp.* ...................................         618,894
      19,400  Qualcomm, Inc. ..................................         841,765
                                                                 --------------
                                                                      4,350,838
                                                                 ==============
MATERIALS -- 3.9%
      12,000  Praxair, Inc. ...................................         863,880
                                                                 ==============
TOTAL COMMON STOCKS
(COST $18,428,213) -- 92.1% ...................................      20,273,795
                                                                 ==============
SHORT-TERM INVESTMENTS -- 5.4%
U.S. GOVERNMENT AGENCIES
              Federal Home Loan Bank
$  1,195,000    4.750%, 07/02/07 ..............................       1,194,842
                                                                 ==============
TOTAL SHORT-TERM INVESTMENTS
(COST $1,194,842) -- 5.4% .....................................       1,194,842
                                                                 ==============
COLLATERAL INVESTMENT FOR
SECURITIES ON LOAN
(COST $4,308,752) -- 19.6% ....................................       4,308,752
                                                                 ==============
TOTAL INVESTMENTS
(COST $23,931,807) -- 117.1% ..................................      25,777,389

Liabilities less other assets -- (17.1)% ......................      (3,773,887)
                                                                 --------------
TOTAL NET ASSETS -- 100.0%
  (equivalent to $9.58 per share;
  unlimited shares of $1.00 par value
  capital shares authorized;
  2,296,996 shares outstanding) ...............................  $   22,003,502
                                                                 ==============

      PLC - Public Limited Company
*     Non-income producing security
1     Security on Loan, see accompanying Notes for collateral pool detail.

See accompanying Notes to Financial Statements.


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                  9

OBJECTIVE:

THE UMB SCOUT MID CAP FUND SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING IN COMMON STOCKS OF COMPANIES CLASSIFIED AS MID-CAPITALIZATION LOCATED ANYWHERE IN THE UNITED STATES.

MID CAP FUND

The UMB Scout Mid Cap Fund was launched on October 31, 2006, so please be aware that this Annual Report encompasses only eight months of results.

The Advisor is pleased to report the UMB Scout Mid Cap Fund provided a total return (which includes reinvested dividends) of 20.26% for the eight month period ending June 30, 2007. This return compares favorably with the performance of our benchmark, the Russell Mid Cap Index, which gained 13.84%. The Lipper Mid-Cap Core Funds Index, a measure of our actively managed peers' performance, returned 14.83%. The Fund closed the fiscal year-end at $12.01 per share in net asset value.

Since the Fund's launch, mid-cap stocks have generally trended upward, with the exception of a brief downturn in late February. The uptrend resumed as the fear of a subprime mortgage crisis receded and positive first quarter results overrode bearish sentiment. Many companies reported earnings that exceeded expectations in the first quarter in spite of a slowing U.S. economy, which helped propel all the broader markets to new all-time highs. This growth was supported largely by low unemployment in the U.S., the Federal Reserve's stable interest rate policy and very strong growth in developing countries, where many U.S. companies sell products and services. Subprime fears re-emerged near the end of the Fund's fiscal year as negative housing data and the collapse of two hedge funds, heavily exposed to subprime securities, contributed to investor unease. Mid-cap stocks ended the fiscal year down from their earlier highs as investors questioned the Federal Reserve's next interest rate move, the current state of the U.S. housing cycle and the future direction of energy prices.

The Fund seeks to hold companies with strong cash flows, solid balance sheets and reasonable valuations. The Advisor also prefers stocks that are leveraged to powerful long-term themes likely to fuel growth for many years. This top-down and bottom-up process led the Fund to maintain overweight positions in the Energy and Materials sectors for the entire fiscal year. Both sectors benefited from growth in developing countries, especially India and China. Rising energy prices and housing concerns led the Advisor to underweight Consumer Discretionary stocks and overweight Consumer Staples. Also, the Fund maintained a significant overweight position in the Consumer Staples sector during the latter half of the fiscal year, primarily due to the Fund's sizable position in two pure-play chicken producers. The Advisor was underweight in Health Care due to concerns over potential adverse policy changes in Washington. The Fund's weighting in the Financials, Information Technology, Telecomm Services and Utilities sectors fluctuated during the year based on the Advisor's macroeconomic indicators and individual securities analyses.

The Fund's outperformance for the fiscal year was primarily due to superior stock selection. The top three contributors were General Cable, Celanese and Hess Corp.


--------------------------------------------------------------------------------
10                                                 UMB SCOUT FUNDS ANNUAL REPORT

General Cable benefited from increased demand for its core cable and wire products. Celanese benefited from product innovation and a strong global economy. Rising oil prices, combined with increased production, helped push Hess Corp. higher. Coldwater Creek was the Fund's most underperforming stock. The retailer was hurt by poor sales growth during the key holiday shopping season.(1)

Strategic sector allocation also helped the Fund's overall performance. The Fund's overweight position in Energy and Materials stocks contributed to positive performance. The Fund's contribution from sector allocation decisions was limited due to the Fund's larger than expected cash position during its launch phase. The Advisor had difficulty becoming fully invested as valuations became less attractive due to an upward trending market prior to the Fund's launch. In addition, several companies the Advisor considered were bought out before the Fund's inception. The Fund became fully invested early in the first quarter of 2007.

On behalf of the entire team, thank you for investing in the UMB Scout Mid Cap Fund. We look forward to serving you in the future.

G. PATRICK DUNKERLEY, CFA
Scout Investment Advisors, Inc.

1 Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund's portfolio represented by the securities or sectors mentioned in this letter.

 [The following table was represented as a line chart in the printed material.]

                    UMB Scout            Russell Mid Cap         Lipper Mid-Cap
   Date            Mid Cap Fund               Index             Core Funds Index
   ----            ------------               -----             ----------------
10/31/2006            10,000                  10,000                 10,000
12/31/2006            10,203                  10,359                 10,337
 3/31/2007            10,804                  10,812                 10,827
 6/30/2007            12,026                  11,384                 11,483

2 Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

      Performance returns for the UMB Scout Mid Cap Fund, Russell Mid Cap Index and Lipper Mid-Cap Core Funds Index assume dividends were reinvested for the entire period.

      For illustrative purposes only; may not represent your returns.


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                 11

FUND DIVERSIFICATION
UMB SCOUT MID CAP FUND (UMBMX)

                                   [pie chart]

Energy ....................................................................  26%
Consumer Staples ..........................................................  13%
Financials ................................................................  12%
Industrials ...............................................................  12%
Materials .................................................................   9%
Information Technology ....................................................   8%
Utilities .................................................................   8%
Consumer Discretionary ....................................................   7%
Health Care ...............................................................   2%
Cash & Cash Equivalents ...................................................   3%

Based on total net assets as of June 30, 2007. Subject to change.

COMPARATIVE RATES OF RETURN
UMB SCOUT MID CAP FUND (UMBMX)
as of June 30, 2007
                                                                         SINCE
                                                                       INCEPTION
--------------------------------------------------------------------------------
UMB SCOUT MID CAP FUND ...............................................   20.26%
Russell Mid Cap Index(1) .............................................   13.84%
Lipper Mid-Cap Core Funds Index(1) ...................................   14.83%
--------------------------------------------------------------------------------
Inception - October 31, 2006.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of October 31, 2006, the gross expenses of the Fund were 1.72% based on estimates for the fiscal year ended June 30, 2007.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

TOP TEN EQUITY HOLDINGS
UMB SCOUT MID CAP FUND (UMBMX)
                                                          MARKET         PERCENT
                                                      VALUE (000'S)     OF TOTAL
--------------------------------------------------------------------------------
Sanderson Farms, Inc. ...............................     $1,290           4.2%
Newfield Exploration Co. ............................      1,248           4.1%
Rowan Companies, Inc. ...............................      1,020           3.3%
Nexen, Inc. .........................................        907           3.0%
Assurant, Inc. ......................................        854           2.8%
Hess Corp. ..........................................        778           2.5%
Energen Corp. .......................................        742           2.4%
Prologis ............................................        683           2.2%
Oil States International, Inc. ......................        666           2.2%
General Cable Corp. .................................        651           2.1%
--------------------------------------------------------------------------------
TOTAL ...............................................     $8,839          28.8%
--------------------------------------------------------------------------------
Based on total net assets as of June 30, 2007. Subject to change.

HISTORICAL PER-SHARE RECORD
UMB SCOUT MID CAP FUND (UMBMX)
                                  INCOME &                         CUMULATIVE(2)
                       NET       SHORT-TERM        LONG-TERM         VALUE PER
                      ASSET         GAINS            GAINS           SHARE PLUS
                      VALUE      DISTRIBUTION     DISTRIBUTION     DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/06 .........   $10.19         $0.01             $ --            $10.20
06/30/07(3) ......    12.01            --               --             12.02
--------------------------------------------------------------------------------
2     Does not assume any compounding of reinvested distributions.
3 Six months only. Distributions typically occur in June and December. Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.


--------------------------------------------------------------------------------
12                                                 UMB SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
JUNE 30, 2007

MID CAP FUND

 NUMBER OF
   SHARES                                                             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.8%
CONSUMER DISCRETIONARY -- 7.4%
       6,900  BorgWarner, Inc. ................................  $      593,676
       3,600  Garmin Ltd. .....................................         266,292
       5,400  Men's Wearhouse, Inc. ...........................         275,778
       5,800  Nordstrom, Inc. .................................         296,496
       4,800  Phillips-Van Heusen Corp. .......................         290,736
       7,400  priceline.com, Inc.* ............................         508,676
                                                                 --------------
                                                                      2,231,654
                                                                 ==============
CONSUMER STAPLES -- 12.6%
       4,000  Brown-Forman Corp. ..............................         292,320
       9,700  H.J. Heinz Co. ..................................         460,459
      12,100  Hansen Natural Corp.* ...........................         520,058
      14,100  Pilgrim's Pride Corp. ...........................         538,197
      11,800  Safeway, Inc. ...................................         401,554
      28,650  Sanderson Farms, Inc. ...........................       1,289,823
       5,300  UST, Inc. .......................................         284,663
                                                                 --------------
                                                                      3,787,074
                                                                 ==============
ENERGY -- 26.4%
       9,500  Chesapeake Energy Corp. .........................         328,700
       5,000  Consol Energy, Inc. .............................         230,550
       6,600  Forest Oil Corp.* ...............................         278,916
      18,900  Global Industries, Ltd.* ........................         506,898
       6,700  Helix Energy Solutions Group, Inc.* .............         267,397
      13,200  Hess Corp. ......................................         778,272
      27,400  Newfield Exploration Co.* .......................       1,248,070
      29,300  Nexen, Inc. .....................................         906,835
       5,400  Noble Corp. .....................................         526,608
      16,100  Oil States International, Inc.* .................         665,574
       3,500  Peabody Energy Corp. ............................         169,330
       5,500  Pioneer Natural Resources Co. ...................         267,905
      24,900  Rowan Companies, Inc. ...........................       1,020,402
       4,200  Sunoco, Inc. ....................................         334,656
       6,900  Tesoro Corp. ....................................         394,335
                                                                 --------------
                                                                      7,924,448
                                                                 ==============
FINANCIALS -- 11.9%
       4,700  AMBAC Financial Group, Inc. .....................         409,793
       3,600  Ameriprise Financial, Inc. ......................         228,852
       6,200  AON Corp. .......................................         264,182
       5,300  Arch Capital Group Ltd.* ........................         384,462
      14,500  Assurant, Inc. ..................................         854,340
       7,500  Cullen/Frost Bankers, Inc. ......................         401,025
      12,000  Prologis ........................................         682,800
         600  SL Green Realty Corp. ...........................         74,334
       5,600  T. Rowe Price Group, Inc. .......................         290,584
                                                                 --------------
                                                                      3,590,372
                                                                 ==============
HEALTH CARE -- 2.1%
      10,800  Coventry Health Care, Inc.* .....................         622,620
                                                                 --------------
INDUSTRIALS -- 11.9%
       4,000  AGCO Corp.* .....................................         173,640
       9,300  CSX Corp. .......................................         419,244
       1,300  Deere & Co. .....................................         156,962
       3,600  Foster Wheeler Ltd.* ............................         385,164
       8,600  General Cable Corp.* ............................         651,450
       3,100  Granite Construction, Inc. ......................         198,958
       4,900  ITT Corp. .......................................         334,572
       8,800  Spirit Aerosystems Holdings, Inc.* ..............         317,240
       3,900  Terex Corp.* ....................................         317,070
      14,500  Trinity Industries, Inc. ........................         631,330
                                                                 --------------
                                                                      3,585,630
                                                                 ==============
INFORMATION TECHNOLOGY -- 8.5%
      26,200  Arris Group, Inc.* ..............................         460,858
       8,400  CommScope, Inc.* ................................         490,140
       1,800  DST Systems, Inc.* ..............................         142,578
       2,100  Factset Research Systems, Inc. ..................         143,535
       5,000  FormFactor, Inc.* ...............................         191,500
       2,600  Harris Corp. ....................................         141,830
      11,500  Hewitt Associates, Inc.* ........................         368,000
       4,800  Juniper Networks, Inc.* .........................         120,816
       1,200  Research In Motion Ltd.* ........................         239,988
      13,500  Western Digital Corp.* ..........................         261,225
                                                                 --------------
                                                                      2,560,470
                                                                 ==============
MATERIALS -- 9.2%
       2,400  Agnico-Eagle Mines Ltd. .........................          87,600
      16,300  Celanese Corp. ..................................         632,114
       3,200  Cleveland-Cliffs, Inc. ..........................         248,544
       5,100  Freeport-McMoRan Copper & Gold, Inc. ............         422,382
       8,400  OM Group, Inc.* .................................         444,528
       6,800  Potash Corporation of Saskatchewan, Inc. ........         530,196
      17,700  Silver Wheaton Corp.* ...........................         206,913
       1,600  Vulcan Materials Co. ............................         183,264
                                                                 --------------
                                                                      2,755,541
                                                                 ==============
MISCELLANEOUS -- 0.4%
       3,100  Market Vectors Gold Miners ETF ..................         117,273
                                                                 ==============

                                                         Continued on next page.


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                 13

SCHEDULE OF INVESTMENTS
JUNE 30, 2007

MID CAP FUND (Continued)

 NUMBER OF
   SHARES                                                             VALUE
--------------------------------------------------------------------------------
UTILITIES -- 8.4%
      13,500  Energen Corp. ...................................  $      741,690
       8,800  National Fuel Gas Co. ...........................         381,128
      11,300  OGE Energy Corp. ................................         414,145
      10,700  Vectren Corp. ...................................         288,151
      14,000  Westar Energy, Inc. .............................         339,920
       7,800  Wisconsin Energy Corp. ..........................         344,994
                                                                 --------------
                                                                      2,510,028
                                                                 ==============
TOTAL COMMON STOCKS
(COST $27,054,667) -- 98.8% ...................................      29,685,110
                                                                 ==============
 PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.2%
U.S. GOVERNMENT AGENCIES
              Federal Home Loan Bank
$    964,000    4.750%, 07/02/07 ..............................  $      963,873
                                                                 ==============
TOTAL SHORT-TERM INVESTMENTS
(COST $963,873) -- 3.2% .......................................         963,873
                                                                 ==============
TOTAL INVESTMENTS
(COST $28,018,540) -- 102.0% ..................................      30,648,983

Liabilities less other assets -- (2.0)% .......................        (602,895)
                                                                 --------------
TOTAL NET ASSETS -- 100.0%
  (equivalent to $12.01 per share;
  unlimited shares of $1.00 par value
  capital shares authorized;
  2,500,854 shares outstanding) ...............................  $   30,046,088
                                                                 ==============

* Non-income producing security

See accompanying Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                                 UMB SCOUT FUNDS ANNUAL REPORT

OBJECTIVE:

THE UMB SCOUT SMALL CAP FUND SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING IN SMALLER COMPANIES LOCATED ANYWHERE IN THE UNITED STATES.

SMALL CAP FUND

Entering the second half of 2006, the Advisor's cycle-based methodology forecasted a sluggish stock market with a possible significant downturn on the horizon. One commonly followed pattern, the Presidential Cycle, predicted a strong correction sometime during the early fall. Taking into account the considerable degree of correlation between this historical pattern and the behavior of the stock market, as well as the uncertainty about the strength in the U.S. economy, the Fund was positioned with a defensive posture. Contrary to the Advisor's belief, the bear market did not materialize and stocks continued their upward trend throughout the fiscal year with only a mild correction in June.

The Fund's defensive posture placed a significant drag on performance during the second half of 2006, but the Advisor was able to counter the slow start for the fiscal year with investments in many promising securities during the first two quarters of 2007. These investments resulted in a significant outperformance of the Fund's benchmark over the past six months although the Fund lagged the benchmark performance for the full fiscal year. The Fund's portfolio is now more broadly diversified than it has been in the past, consisting of approximately 70 to 80 different stocks at any one time.

An overweight position in the Industrials sector provided the greatest positive contribution to performance. The strong global economy and the weak U.S. dollar produced an environment where securities within this sector thrived.

The Fund also benefited from the Advisor's decision to avoid securities within the Financials sector. For most of the fiscal year, financial securities suffered from an inverted yield curve, which produced unfavorable lending spreads. Investors also fretted over the extent of the subprime exposure to financial companies. The resulting underweight position allowed the Fund to avoid the negative effect from the worst performing sector, a sector that happens to be the biggest weighting of the Fund's benchmark. The Fund ended the fiscal year with overweight positions in the Industrials, Information Technology, Energy and Materials sectors, while also holding significant underweight positions in the Consumer Discretionary and Financials sectors.

Individual securities that contributed to the Fund's performance during the fiscal year included Commscope, Inc. and BE Aerospace. Commscope, a telecom cable supplier, benefited from demand for higher bandwidth as well as increased competition between cable and phone companies. BE Aerospace benefited from an aerospace boom from increased foreign demand for new aircraft as well as the need to retrofit existing planes. Unfortunately, Gulf Island Fabrication, a manufacturer of oil


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                 15
platforms, did not perform as expected. Although demand for oil platforms remains strong, the company experienced difficulty finding capable labor and controlling raw material costs.(1)

Five portfolio holdings benefited from merger and acquisition activity during the fiscal year. The beneficiaries included Oakley, Inc., Covansys Corp., Genesco, Inc., Genesis Health Care, and Biosite, Inc. Despite the recent announcements by private equity firms in obtaining debt financing, the Advisor anticipates M&A activity to continue for higher-quality companies. The global money supply continued to expand at a healthy pace and interest rates remained at relatively benign levels. With corporate balance sheets flush with cash and private equity funds also well funded, the environment for strong M&A activity seems apparent. The Advisor's biggest concern for the continued activity lies in the availability of credit and the level of interest rates.

On behalf of the UMB Scout Small Cap Fund's management team, thank you for your continued support.

JASON J. VOTRUBA, CFA
Scout Investment Advisors, Inc.

1 Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund's portfolio represented by the securities or sectors mentioned in this letter.

 [The following table was represented as a line chart in the printed material.]

                     UMB Scout              Russell             Lipper Small-Cap
Date              Small Cap Fund           2000 Incex           Core Funds Index
----              --------------           ----------           ----------------
6/30/1997              10,000                10,000                  10,000
9/30/1997              11,240                11,488                  11,676
12/31/1997             11,154                11,104                  11,056
3/31/1998              11,895                12,220                  12,259
6/30/1998              11,442                11,651                  11,693
9/30/1998               9,885                 9,304                   9,120
12/31/1998             10,743                10,821                  10,654
3/31/1999              10,065                10,234                   9,754
6/30/1999              11,899                11,825                  11,243
9/30/1999              11,063                11,078                  10,763
12/31/1999             10,879                13,121                  12,803
3/31/2000              11,122                14,051                  14,124
6/30/2000              10,880                13,519                  13,898
9/30/2000              12,242                13,669                  14,289
12/31/2000             13,253                12,725                  13,691
3/31/2001              13,470                11,897                  12,650
6/30/2001              14,554                13,597                  14,593
9/30/2001              13,448                10,770                  12,041
12/31/2001             14,760                13,041                  14,667
3/31/2002              15,220                13,561                  15,190
6/30/2002              14,652                12,428                  13,872
9/30/2002              12,493                 9,768                  11,197
12/31/2002             13,038                10,370                  11,846
3/31/2003              13,354                 9,904                  11,235
6/30/2003              14,962                12,224                  13,544
9/30/2003              15,594                13,334                  14,533
12/31/2003             18,014                15,270                  16,691
3/31/2004              18,941                16,226                  17,710
6/30/2004              20,893                16,303                  17,987
9/30/2004              20,008                15,837                  17,730
12/31/2004             22,470                18,069                  19,757
3/31/2005              22,265                17,094                  19,138
6/30/2005              22,426                17,832                  19,725
9/30/2005              23,375                18,668                  20,902
12/31/2005             23,728                18,880                  21,250
3/31/2006              26,678                21,512                  23,719
6/30/2006              26,049                20,431                  22,589
9/30/2006              25,779                20,521                  22,358
12/31/2006             26,593                22,348                  24,162
3/31/2007              27,509                22,783                  24,920
6/30/2007              29,879                23,788                  26,467

2 Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

      Performance returns for the UMB Scout Small Cap Fund, Russell 2000 (R) Index and Lipper Small-Cap Core Funds Index assume dividends were reinvested for the entire period.

      For illustrative purposes only; may not represent your returns.


--------------------------------------------------------------------------------
16                                                 UMB SCOUT FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN
UMB SCOUT SMALL CAP FUND (UMBHX)
as of June 30, 2007
                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
UMB SCOUT SMALL CAP FUND .............. 14.70%     12.67%     15.32%     11.57%
Russell 2000(R) Index(1) .............. 16.43%     13.45%     13.88%      9.06%
Lipper Small-Cap Core Funds Index(1) .. 17.17%     13.74%     13.79%     10.22%
--------------------------------------------------------------------------------
Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The returns for periods prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses and the Advisor's agreement to limit total Fund expenses were in effect for the periods shown, returns would have been lower. As of June 30, 2006, gross expenses for the Fund were 1.06%.

A redemption fee of 2% will be imposed on redemptions or exchanges made within two months of purchase of shares in the UMB Scout Small Cap Fund. Please see the prospectus for more information about the fee and which accounts it applies to. The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Prior to July 2, 2001, the Fund was known as the UMB Scout Regional Fund and was managed in accordance with a different investment objective and strategy.

1 Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

TOP TEN EQUITY HOLDINGS
UMB SCOUT SMALL CAP FUND (UMBHX)
                                                       MARKET           PERCENT
                                                    VALUE (000'S)       OF TOTAL
--------------------------------------------------------------------------------
FTI Consulting, Inc. .............................    $ 20,917             2.9%
Consolidated Graphics, Inc. ......................      20,784             2.9%
BE Aerospace, Inc. ...............................      18,585             2.6%
Comtech Telecommunications Corp. .................      18,568             2.6%
Jack Henry & Associates, Inc. ....................      16,738             2.4%
Korn/Ferry International .........................      16,413             2.3%
CommScope, Inc. ..................................      16,046             2.3%
Arris Group, Inc. ................................      15,831             2.2%
Oil States International, Inc. ...................      14,469             2.0%
inVentiv Health, Inc. ............................      14,461             2.0%
--------------------------------------------------------------------------------
TOTAL ............................................    $172,812            24.2%
--------------------------------------------------------------------------------
Based on total net assets as of June 30, 2007. Subject to change.

HISTORICAL PER-SHARE RECORD
UMB SCOUT SMALL CAP FUND (UMBHX)
                                  INCOME &                         CUMULATIVE(2)
                         NET     SHORT-TERM        LONG-TERM         VALUE PER
                        ASSET       GAINS            GAINS           SHARE PLUS
                        VALUE    DISTRIBUTION     DISTRIBUTION     DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/02 ............  $ 9.49       $0.03            $0.11             $19.96
12/31/03 ............   12.83          --             0.28              23.58
12/31/04 ............   15.39        0.09             0.51              26.74
12/31/05 ............   15.85        0.17             0.24              27.61
12/31/06 ............   16.83        0.52             0.42              29.53
06/30/07(3) .........   18.91          --               --              31.61
--------------------------------------------------------------------------------
2     Does not assume any compounding of reinvested distributions.
3 Six months only. Distributions typically occur in June and December. Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

FUND DIVERSIFICATION
UMB SCOUT SMALL CAP FUND (UMBHX)

                                  [pie chart]

Industrials ...............................................................  34%
Information Technology ....................................................  27%
Energy ....................................................................  11%
Health Care ...............................................................   8%
Materials .................................................................   7%
Consumer Discretionary ....................................................   6%
Consumer Staples ..........................................................   4%
Financials ................................................................   1%
Miscellaneous .............................................................   1%
Utilities .................................................................   1%

Based on total net assets as of June 30, 2007. Subject to change.


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                 17

SCHEDULE OF INVESTMENTS
JUNE 30, 2007

SMALL CAP FUND

 NUMBER OF
   SHARES                                                             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.0%
CONSUMER DISCRETIONARY -- 5.7%
     250,000  Arbitron, Inc. ..................................  $   12,882,500
     165,000  CKE Restaurant, Inc. ............................       3,311,550
     350,000  Helen of Troy Ltd.* .............................       9,450,000
     160,000  Tween Brands, Inc.* .............................       7,136,000
     225,000  Universal Electronics, Inc.* ....................       8,172,000
                                                                 --------------
                                                                     40,952,050
                                                                 ==============
CONSUMER STAPLES -- 3.3%
     243,750  Casey's General Stores, Inc. ....................       6,644,625
     100,000  Ruddick Corp. ...................................       3,012,000
     320,000  Sanderson Farms, Inc. ...........................      14,406,400
                                                                 --------------
                                                                     24,063,025
                                                                 ==============
ENERGY -- 10.5%
     100,000  Atwood Oceanics, Inc.* ..........................       6,862,000
     150,000  CARBO Ceramics, Inc. ............................       6,571,500
     225,000  Dril-Quip, Inc.* ................................      10,113,750
     140,000  Hornbeck Offshore Services, Inc.* ...............       5,426,400
     170,000  Lufkin Industries, Inc. .........................      10,973,500
     400,000  Matrix Service Co.* .............................       9,940,000
     350,000  Oil States International, Inc.* .................      14,469,000
     400,000  Tetra Technologies, Inc.* .......................      11,280,000
                                                                 --------------
                                                                     75,636,150
                                                                 ==============
FINANCIALS -- 1.0%
     140,000  SVB Financial Group* ............................       7,435,400
                                                                 ==============
HEALTH CARE -- 8.2%
      70,000  Haemonetics Corp.* ..............................       3,682,700
     200,000  Integra LifeSciences Holdings Corp.* ............       9,884,000
     395,000  inVentiv Health, Inc.* ..........................      14,460,950
     645,000  Meridian Bioscience, Inc. .......................      13,970,700
     275,000  PharmaNet Development Group, Inc.* ..............       8,767,000
     150,000  Varian, Inc.* ...................................       8,224,500
                                                                 --------------
                                                                     58,989,850
                                                                 ==============
INDUSTRIALS -- 33.6%
     275,000  Baldor Electric Co. .............................      13,552,000
     300,000  Barnes Group, Inc. ..............................       9,504,000
     450,000  BE Aerospace, Inc.* .............................      18,585,000
     150,000  Bucyrus International, Inc. .....................      10,617,000
     200,000  Columbus McKinnon Corp.* ........................       6,440,000
     300,000  Consolidated Graphics, Inc.* ....................      20,784,000
     300,000  Curtiss-Wright Corp. ............................      13,983,000
     350,000  Daktronics, Inc. ................................       7,518,000
     300,100  Dynamic Materials Corp. .........................      11,253,750
     150,000  EMCOR Group, Inc.* ..............................      10,935,000
     550,000  FTI Consulting, Inc.* ...........................      20,916,500
     200,000  Gardner Denver, Inc.* ...........................       8,510,000
      80,000  Genlyte Group, Inc.* ............................       6,283,200
     100,000  Hub Group, Inc.* ................................       3,516,000
     275,000  Kaydon Corp. ....................................      14,333,000
      60,000  Kennametal, Inc. ................................       4,921,800
     625,000  Korn/Ferry International* .......................      16,412,500
     250,000  Ladish Co., Inc.* ...............................      10,750,000
     160,000  Layne Christensen Co.* ..........................       6,552,000
     150,000  LMI Aerospace, Inc.* ............................       3,643,500
     120,000  Middleby Corp.* .................................       7,178,400
      75,000  Teledyne Technologies, Inc.* ....................       3,446,250
      90,000  Tennant Co. .....................................       3,285,000
     225,000  Wabtec Corp. ....................................       8,219,250
                                                                 --------------
                                                                    241,139,150
                                                                 ==============
INFORMATION TECHNOLOGY -- 27.0%
      50,000  Anixter International, Inc.* ....................       3,760,500
     400,000  Ansys, Inc.* ....................................      10,600,000
     900,000  Arris Group, Inc.* ..............................      15,831,000
     160,000  Cohu, Inc. ......................................       3,560,000
     275,000  CommScope, Inc.* ................................      16,046,250
     400,000  Comtech Telecommunications Corp.* ...............      18,568,000
     200,000  Diodes, Inc.* ...................................       8,354,000
     600,000  DSP Group, Inc.* ................................      12,282,000
     125,000  Electronics for Imaging* ........................       3,527,500
     400,000  FEI Co.* ........................................      12,984,000
     200,000  Flir Systems, Inc.* .............................       9,250,000
     100,000  j2 Global Communications, Inc.* .................       3,490,000
     650,000  Jack Henry & Associates, Inc. ...................      16,737,500
     250,000  Macrovision Corp.* ..............................       7,515,000
     200,000  Micros Systems, Inc.* ...........................      10,880,000
     500,000  Microsemi Corp.* ................................      11,975,000
     200,000  Netgear, Inc.* ..................................       7,250,000
      50,000  OYO Geospace Corp.* .............................       3,709,500
     220,000  SPSS, Inc.* .....................................       9,710,800
      88,000  Stratasys, Inc.* ................................       4,134,240
     100,000  Synaptics, Inc.* ................................       3,579,000
                                                                 --------------
                                                                    193,744,290
                                                                 ==============
MATERIALS -- 7.8%
     400,000  A.M. Castle & Co. ...............................      14,364,000
     175,000  Brush Engineered Materials, Inc.* ...............       7,348,250
      75,000  Carpenter Technology Corp. ......................       9,773,250
     300,000  Foundation Coal Holdings, Inc. ..................      12,192,000
     275,000  Metal Management, Inc. ..........................      12,119,250
                                                                 --------------
                                                                     55,796,750
                                                                 ==============

See accompanying Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                                 UMB SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
JUNE 30, 2007

SMALL CAP FUND (Continued)

 NUMBER OF
   SHARES                                                             VALUE
--------------------------------------------------------------------------------
MISCELLANEOUS -- 1.2%
     100,000  iShares Russell 2000 Index Fund .................  $    8,296,000
                                                                 ==============
UTILITIES -- 0.7%
     150,000  South Jersey Industries, Inc. ...................       5,307,000
                                                                 ==============
TOTAL COMMON STOCKS
(COST $617,009,384) -- 99.0% ..................................     711,359,665
                                                                 ==============

 PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.9%
U.S. GOVERNMENT AGENCIES
              Federal Home Loan Bank
$  6,662,000    4.75%, 07/02/07 ...............................  $    6,661,121
                                                                 ==============
TOTAL SHORT-TERM INVESTMENTS
(COST $6,661,121) -- 0.9% .....................................       6,661,121
                                                                 ==============
TOTAL INVESTMENTS
(COST $623,670,505) -- 99.9% ..................................     718,020,786

Other assets less liabilities -- 0.1% .........................         755,949
                                                                 --------------
TOTAL NET ASSETS -- 100.0%
  (equivalent to $18.91 per share;
  unlimited shares of $1.00 par value
  capital shares authorized;
  38,015,272 shares outstanding)                                 $  718,776,735
                                                                 ==============

* Non-income producing security

See accompanying Notes to Financial Statements.


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                 19

OBJECTIVE:

THE UMB SCOUT INTERNATIONAL FUND* SEEKS LONG-TERM GROWTH OF CAPITAL AND INCOME BY INVESTING IN A DIVERSIFIED PORTFOLIO OF EQUITY SECURITIES OF ESTABLISHED COMPANIES EITHER LOCATED OUTSIDE THE UNITED STATES, OR WHOSE PRINCIPAL BUSINESS IS CARRIED ON OUTSIDE THE UNITED STATES.

INTERNATIONAL FUND

International markets continued to accelerate in the first half of 2007, as evidenced by the Fund's benchmark, MSCI EAFE, producing a favorable 10.74%, after a 14.69% increase in the second half of 2006. For the twelve months ended June 30, 2007, the EAFE Index advanced an impressive 27.00%. Against this backdrop, the UMB Scout International Fund advanced 12.37% in the first six months of 2007 --outperforming the MSCI EAFE benchmark by 160 basis points (a basis point is one one-hundredth of a percentage point). For the twelve months ended June 30, 2007, the UMB Scout International Fund advanced 28.47% -- outperforming the MSCI EAFE benchmark return of 27.00% by 147 basis points. The Fund's 5- and 10-year total returns for the periods ended June 30, 2007 were 17.69% and 10.84%, while the MSCI EAFE's returns for the same periods were 17.73% and 7.66%. The Fund's net asset value at June 30, 2007 was $36.35 per share.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of June 30, 2006, gross expenses for the Fund were 1.03%.

Equity markets performed well in January and February, but a shock apparently originating in the Chinese stock market sent international markets down 7% in late February and early March. The markets quickly returned to a bullish stance and had recovered their losses (and beyond) by early April. Trading was range bound for most of the remainder of the second quarter of 2007 (mid-April through June) with the EAFE Index trading near 2,250.

Country holdings positions in Japan, Canada, the UK, and Brazil provided a positive contribution to the Fund's relative performance over the previous twelve months. In the case of Japan, the Fund's underweight position provided the most significant positive contribution, whereas Japan in general lagged the benchmark by nearly 20 percentage points. The other three countries mentioned, Canada, the UK, and Brazil, outperformed the benchmark and provided a significant boost to the Fund's return. Countries placing a drag on relative performance included France, Germany, and Spain. This was primarily due to holdings that did not perform as well as expected.

The Fund's holdings in the Financials, Materials, Health Care and Industrials sectors outpaced the benchmark's holdings in those sectors by a healthy margin. The Financials

* Prior to October 31, 2006, the Fund was known as the UMB Scout WorldWide Fund with the same objective and investment strategy.


--------------------------------------------------------------------------------
20                                                 UMB SCOUT FUNDS ANNUAL REPORT
sector returns were boosted by holdings in Sampo and Allianz which advanced 59.0% and 50.0%, respectively, during the twelve-month period ended June 30, 2007. Even more dramatically, the Fund's holdings, Potash Corp. and ICI, advanced 173.4% and 90.8%, respectively, in the period. The primary drag on relative performance was the 7.1% average cash position that earned around 5.0% vs. 27.0% for the Index during the period. The Fund's overweight position in Information Technology also placed a drag on performance as that sector lagged the general market in the twelve-month period ended June 30, 2007.

Since the last report at the beginning of 2007, the Fund added nine new companies to the portfolio -- LVMH Moet Hennessy (French, luxury consumer); Groupe Danone (French, dairy/beverage); Swiss Reinsurance; Alcatel-Lucent (French/American, telecom equipment); United Overseas Bank (Singapore, financial services); Danske Bank (Denmark, financial services); Japan Tobacco; BMW (German, automotive); and Dassault Systemes (French, industrial/design software).(1)

In the same time period, the Fund eliminated the following six positions -- ASML (Netherlands, semiconductor equipment); Cadbury Schweppes (UK, confection/beverage); BP (UK, integrated oil); Samsung Electronics (South Korean, consumer electronics); Honda (Japanese, auto); and Kao (Japanese, soap and household cleaning products).(1)

Thank you for your continued support of the UMB Scout International Fund and the UMB Scout Funds family.

JAMES L. MOFFETT, CFA
Scout Investment Advisors, Inc.

1 Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund's portfolio represented by the securities or sectors mentioned in this letter.

 [The following table was represented as a line chart in the printed material.]

                   UMB Scout              MSCI EAFE         Lipper International
   Date        International Fund     Index-U.S.Dollars         Funds Index
   ----        ------------------     -----------------         -----------
 6/30/1997           10,000                 10,000                 10,000
 9/30/1997           10,525                  9,930                 10,192
12/31/1997           10,234                  9,152                  9,412
 3/31/1998           11,671                 10,498                 10,808
 6/30/1998           12,024                 10,610                 10,900
 9/30/1998           10,436                  9,102                  9,180
12/31/1998           12,072                 10,982                 10,604
 3/31/1999           12,417                 11,135                 10,740
 6/30/1999           13,335                 11,418                 11,336
 9/30/1999           13,668                 11,919                 11,718
12/31/1999           15,866                 13,943                 14,616
 3/31/2000           16,120                 13,929                 14,706
 6/30/2000           15,922                 13,377                 14,015
 9/30/2000           15,094                 12,298                 12,986
12/31/2000           14,570                 11,968                 12,464
 3/31/2001           13,184                 10,327                 10,838
 6/30/2001           13,547                 10,220                 10,902
 9/30/2001           11,796                  8,789                  9,272
12/31/2001           12,967                  9,402                 10,055
 3/31/2002           12,925                  9,449                 10,302
 6/30/2002           12,398                  9,249                 10,107
 9/30/2002           10,215                  7,424                  8,125
12/31/2002           10,911                  7,903                  8,665
 3/31/2003           10,463                  7,254                  7,902
 6/30/2003           12,040                  8,652                  9,460
 9/30/2003           12,731                  9,355                 10,207
12/31/2003           14,523                 10,952                 11,784
 3/31/2004           15,179                 11,428                 12,372
 6/30/2004           15,147                 11,452                 12,238
 9/30/2004           15,098                 11,421                 12,217
12/31/2004           17,140                 13,170                 13,975
 3/31/2005           17,424                 13,148                 13,968
 6/30/2005           17,659                 13,016                 13,884
 9/30/2005           19,895                 14,366                 15,433
12/31/2005           20,497                 14,953                 16,165
 3/31/2006           22,121                 16,358                 17,761
 6/30/2006           21,784                 16,472                 17,669
 9/30/2006           22,515                 17,119                 18,408
12/31/2006           24,906                 18,891                 20,351
 3/31/2007           25,882                 19,661                 21,106
 6/30/2007           27,986                 20,920                 22,686

2 Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

      Performance returns for the UMB Scout International Fund, MSCI EAFE Index-U.S. Dollars and Lipper International Funds Index assume dividends were reinvested for the entire period.

      For illustrative purposes only; may not represent your returns.

COUNTRY DIVERSIFICATION
UMB SCOUT INTERNATIONAL FUND (UMBWX)
as of June 30, 2007

  [The following table was represented as a bar chart in the printed material.]

                                       Total $        % Total
                                       -------        -------
               Australia           149,891,246           4.6%
               Austria              57,922,923           1.8%
               Belgium              27,374,757           0.8%
               Brazil              134,467,288           4.1%
               Canada              155,543,685           4.8%
               Chile                34,399,398           1.0%
               Denmark              45,251,004           1.4%
               Finland              48,375,467           1.5%
               France              190,817,851           5.9%
               Germany             314,623,796           9.6%
               Greece               91,123,352           2.8%
               Hong Kong            24,840,339           0.8%
               Hungary              47,130,234           1.4%
               Ireland              69,788,725           2.1%
               Israel               46,039,579           1.4%
               Italy                90,716,178           2.8%
               Japan               439,769,346          13.5%
               Netherlands          73,757,977           2.2%
               Singapore            38,324,000           1.2%
               South Korea          32,579,283           1.0%
               Spain               152,976,656           4.7%
               Sweden              129,490,077           4.0%
               Switzerland         347,703,860          10.7%
               Taiwan               41,922,530           1.3%
               United Kingdom      439,962,038          13.5%
               United States        36,195,880           1.1%

Based on total net assets as of June 30, 2007.
Subject to change.


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                 21

FUND DIVERSIFICATION
UMB SCOUT INTERNATIONAL FUND (UMBWX)

                                  [pie chart]

Financials ................................................................  17%
Health Care ...............................................................  14%
Consumer Staples ..........................................................  12%
Industrials ...............................................................  11%
Information Technology ....................................................  11%
Materials .................................................................   9%
Consumer Discretionary ....................................................   8%
Energy ....................................................................   7%
Telecomm Services .........................................................   5%
Utilities .................................................................   2%
Cash & Cash Equivalents ...................................................   4%

Based on total net assets as of June 30, 2007. Subject to change.

COMPARATIVE RATES OF RETURN
UMB SCOUT INTERNATIONAL FUND (UMBWX)
as of June 30, 2007
                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
UMB SCOUT INTERNATIONAL FUND .......... 28.47%     22.71%     17.69%      10.84%
MSCI EAFE Index-U.S. Dollars (net)(1).. 27.00%     22.24%     17.73%       7.66%
Lipper International Funds Index(1) ... 28.40%     22.84%     17.55%       8.54%
--------------------------------------------------------------------------------
Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The returns for periods prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses and the Advisor's agreement to limit total Fund expenses were in effect for the periods shown, returns would have been lower. As of June 30, 2006, gross expenses for the Fund were 1.03%.

A redemption fee of 2% will be imposed on redemptions or exchanges made within two months of purchase of shares in the UMB Scout International Fund. Please see the prospectus for more information about the fee and which accounts it applies to.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

TOP TEN EQUITY HOLDINGS
UMB SCOUT INTERNATIONAL FUND (UMBWX)
                                                       MARKET            PERCENT
                                                    VALUE (000'S)       OF TOTAL
--------------------------------------------------------------------------------
ABB Ltd. .........................................    $ 71,486             2.1%
Canon, Inc. ......................................      69,383             2.0%
Imperial Chemical Industries PLC .................      65,524             1.9%
Allianz S.E. .....................................      62,969             1.9%
CSL Ltd. .........................................      57,860             1.7%
Cia de Bebidas das Americas ......................      56,153             1.7%
Mettler Toledo International, Inc. ...............      55,940             1.6%
Komatsu Ltd. .....................................      55,918             1.6%
Sandvik AB .......................................      54,181             1.6%
Shire PLC ........................................      52,091             1.5%
TOTAL ............................................    $601,505            17.6%
--------------------------------------------------------------------------------
Based on total net assets as of June 30, 2007. Subject to change.

HISTORICAL PER-SHARE RECORD
UMB SCOUT INTERNATIONAL FUND (UMBWX)
                                  INCOME &                         CUMULATIVE(2)
                        NET      SHORT-TERM        LONG-TERM         VALUE PER
                       ASSET        GAINS            GAINS           SHARE PLUS
                       VALUE     DISTRIBUTION     DISTRIBUTION     DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/02 ...........  $15.58        $0.14            $  --             $18.89
12/31/03 ...........   20.58         0.14               --              24.03
12/31/04 ...........   24.10         0.17               --              27.72
12/31/05 ...........   28.26         0.23             0.30              32.41
12/31/06 ...........   32.66         0.33             1.30              38.44
06/30/07(3) ........   36.35         0.35               --              42.48
--------------------------------------------------------------------------------
2     Does not assume any compounding of reinvested distributions.
3 Six months only. Distributions typically occur in June and December. Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.


--------------------------------------------------------------------------------
22                                                 UMB SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
JUNE 30, 2007

INTERNATIONAL FUND

 NUMBER OF
   SHARES                                                             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS (ADR'S) -- 95.8%
AUSTRALIA -- 4.4%
     385,000  Australia and New Zealand Banking Group Ltd.(1)..  $   47,405,050
     746,876  BHP Billiton Ltd.(1) ............................      44,625,841
     775,000  CSL Ltd.(2) .....................................      57,860,355
                                                                 --------------
                                                                    149,891,246
                                                                 ==============
AUSTRIA -- 1.7%
   1,103,480  Erste Bank der oesterreichischen
                Sparkassen A.G.(1) ............................      43,069,708
     222,213  OMV A.G.(2) .....................................      14,853,216
                                                                 --------------
                                                                     57,922,924
                                                                 ==============
BELGIUM -- 0.8%
     173,500  Solvay S.A.(2)                                         27,374,757
                                                                 ==============
BRAZIL -- 3.9%
     802,180  Companhia de Bebidas das Americas S.A. ..........      56,152,600
     846,930  Empresa Brasileira de Aeronautica S.A. ..........      40,830,495
     309,097  Petroleo Brasileiro S.A.(1) .....................      37,484,193
                                                                 --------------
                                                                    134,467,288
                                                                 ==============
CANADA -- 4.6%
     687,150  Imperial Oil Ltd. ...............................      31,911,246
     625,200  Potash Corp. of Saskatchewan, Inc. ..............      48,746,844
     649,900  Royal Bank of Canada ............................      34,490,193
     589,800  Toronto-Dominion Bank ...........................      40,395,402
                                                                 --------------
                                                                    155,543,685
                                                                 ==============
CHILE -- 1.0%
     199,950  Sociedad Quimica Y Minera de Chile S.A.(1) ......      34,399,398
                                                                 ==============
DENMARK -- 1.3%
   1,040,883  Danske Bank S.A.(1) .............................      21,345,804
     220,000  Novo-Nordisk S.A.(1) ............................      23,905,200
                                                                 --------------
                                                                     45,251,004
                                                                 ==============
FINLAND -- 1.4%
   1,676,835  Sampo Oyj*(2)                                          48,375,467
                                                                 ==============
FRANCE -- 5.6%
   2,435,251  Alcatel-Lucent(1) ...............................      34,093,514
     260,000  Dassault Systems S.A.(2) ........................      16,420,313
     596,232  Groupe Danone(2) ................................      48,333,124
     339,666  LVMH Moet Hennessy Louis Vuitton S.A.(2) ........      39,242,341
     456,200  Sanofi-Aventis(1) ...............................      18,371,174
     424,270  Total S.A.(1) ...................................      34,357,385
                                                                 --------------
                                                                    190,817,851
                                                                 ==============
GERMANY -- 9.2%
     789,600  Adidas-Salomon A.G.(1) ..........................  $   25,166,842
   2,706,000  Allianz S.E.(1) .................................      62,968,620
     221,800  Bayer A.G. ......................................      16,701,540
     367,300  Bayerische Motoren Werke A.G.(2) ................      23,816,954
     800,000  Deutsche Post A.G.(2) ...........................      25,867,099
     783,200  Fresenius Medical Care A.G.(1) ..................      35,980,208
     794,100  Henkel KGaA .....................................      41,858,520
     660,890  SAP A.G.(1) .....................................      33,751,652
     339,105  Siemens A.G.(1) .................................      48,512,361
                                                                 --------------
                                                                    314,623,796
                                                                 ==============
GREECE -- 2.7%
     987,100  Coca Cola Hellenis Bottling Co. S.A.(2) .........      45,328,741
   1,481,920  Cosmote Mobile Telecommunications S.A.(2) .......      45,794,611
                                                                 --------------
                                                                     91,123,352
                                                                 ==============
HONG KONG -- 0.7%
   3,738,200  CLP Holdings Ltd. ...............................      24,840,339
                                                                 ==============
HUNGARY -- 1.4%
   1,035,900  Magyar Tavkozlesi Rt.(1) ........................      28,860,174
     120,000  MOL Hungarian Oil and Gas Rt.(1) ................      18,270,060
                                                                 --------------
                                                                     47,130,234
                                                                 ==============
IRELAND -- 2.0%
   2,055,500  Anglo Irish Bank Corp. PLC(1) ...................      41,918,428
     738,286  Ryanair Holdings PLC*(1) ........................      27,870,297
                                                                 --------------
                                                                     69,788,725
                                                                 ==============
ISRAEL -- 1.4%
   1,116,111  Teva Pharmaceutical Industries Ltd.(1) ..........      46,039,579
                                                                 ==============
ITALY -- 2.7%
   1,347,700  Luxottica Group S.p.A.(1) .......................      52,075,128
   1,128,148  Saipem S.p.A.(2) ................................      38,641,050
                                                                 --------------
                                                                     90,716,178
                                                                 ==============
JAPAN -- 12.9%
   1,894,580  Asahi Breweries Ltd.(2) .........................      29,317,320
   1,183,200  Canon, Inc.(1) ..................................      69,382,848
     462,100  Fanuc Ltd.(2) ...................................      47,596,356
     732,900  Ito En Ltd.(2) ..................................      24,035,345
       3,006  Japan Tobacco, Inc.(2) ..........................      14,799,368
     482,232  Komatsu Ltd.(1) .................................      55,917,742
   2,106,400  Nidec Corp.(1) ..................................      31,027,272
   1,910,500  NTT DoCoMo, Inc.(1) .............................      30,185,900
     611,200  Takeda Pharmaceutical Co., Ltd.(2) ..............      39,395,538
   1,000,000  Terumo Corp.(2) .................................      38,544,071

                                                         Continued on next page.


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                 23

SCHEDULE OF INVESTMENTS
JUNE 30, 2007

INTERNATIONAL FUND (Continued)

 NUMBER OF
   SHARES                                                             VALUE
--------------------------------------------------------------------------------
JAPAN -- 12.9% (Continued)
     236,200  Toyota Motor Corp. ..............................  $   29,732,856
     286,059  Yamadi Denki Co., Ltd.(2) .......................      29,834,729
                                                                 --------------
                                                                    439,769,345
                                                                 ==============
NETHERLANDS -- 2.2%
   2,496,057  Aegon N.V. ......................................      49,047,520
     287,900  Akzo Nobel N.V.(1) ..............................      24,710,457
                                                                 --------------
                                                                     73,757,977
                                                                 ==============
SINGAPORE -- 1.1%
   1,340,000  United Overseas Bank Ltd. .......................      38,324,000
                                                                 ==============
SOUTH KOREA -- 1.0%
      50,000  Shinsegae Co., Ltd.(2) ..........................      32,579,283
                                                                 ==============
SPAIN -- 4.5%
   1,600,000  Banco Bilbao Vizcaya Argentaria S.A. ............      39,008,000
     602,260  Iberdrola S.A.(1) ...............................      33,779,740
     695,400  Inditex S.A.(2) .................................      41,109,748
     585,368  Telefonica S.A.(1) ..............................      39,079,168
                                                                 --------------
                                                                    152,976,656
                                                                 ==============
SWEDEN -- 3.8%
   2,672,880  Sandvik A.B.(1) .................................      54,181,148
   1,820,010  Svenska Cellulosa A.B.(2) .......................      30,522,830
   1,122,740  Telefonaktiebolaget LM Ericsson(1) ..............      44,786,099
                                                                 --------------
                                                                    129,490,077
                                                                 ==============
SWITZERLAND -- 10.2%
   3,163,100  ABB Ltd.(1) .....................................      71,486,060
     585,700  Mettler-Toledo International, Inc.* .............      55,940,207
     367,700  Nestle S.A. .....................................      35,198,082
     106,600  Nobel Biocare Holding A.G.(2) ...................      34,834,612
     577,426  Novartis A.G.(1) ................................      32,376,276
     359,600  Roche Holding A.G.(1) ...........................      31,959,450
     159,902  Swiss Reinsurance Co.(1) ........................      14,599,053
     291,568  Synthes, Inc.(2) ................................      34,947,242
     605,947  UBS A.G. ........................................      36,362,879
                                                                 --------------
                                                                    347,703,861
                                                                 ==============
TAIWAN -- 1.2%
   3,766,624  Taiwan Semiconductor Manufacturing Co., Ltd.(1)..      41,922,530
                                                                 ==============

NUMBER OF SHARES/
PRINCIPAL AMOUNT                                                      VALUE
--------------------------------------------------------------------------------
UNITED KINGDOM -- 13.0%
     561,600  BG Group PLC(1) .................................  $   45,933,264
     596,400  British American Tobacco PLC(1) .................      41,235,096
     864,820  GlaxoSmithKline PLC(1) ..........................      45,290,623
   1,323,050  Imperial Chemical Industries PLC(1) .............      65,524,051
     700,000  Reckitt Benckiser PLC(2) ........................      38,412,921
   2,525,286  Royal Bank of Scotland Group PLC(2) .............      32,072,754
   7,125,000  Sage Group PLC(2) ...............................      33,523,525
     702,700  Shire Pharmaceuticals Group PLC(1) ..............      52,091,151
   1,946,400  Tesco PLC(1) ....................................      49,389,900
   1,085,006  Vodafone Group PLC(1) ...........................      36,488,752
                                                                 --------------
                                                                    439,962,037
                                                                 ==============
UNITED STATES -- 1.1%
     704,200  AFLAC, Inc.(2) ..................................      36,195,880
                                                                 ==============
TOTAL COMMON STOCKS (ADR'S)
(COST $2,171,184,812) -- 95.8% ................................   3,260,987,469
                                                                 ==============
SHORT-TERM INVESTMENTS -- 4.4%
U.S. GOVERNMENT AGENCIES
              Federal Home Loan Bank
$149,262,000    4.75%, 07/02/07 ...............................     149,242,306
                                                                 ==============
TOTAL SHORT-TERM INVESTMENTS
(COST $149,242,306) -- 4.4% ...................................     149,242,306
                                                                 ==============
COLLATERAL INVESTMENT FOR SECURITIES ON LOAN
(COST $624,056,090) -- 18.3% ..................................     624,056,090
                                                                 ==============
TOTAL INVESTMENTS
(COST $2,944,483,208) -- 118.5% ...............................   4,034,285,865

Liabilities less other assets -- (18.5)% ......................    (628,982,267)
                                                                 --------------
TOTAL NET ASSETS -- 100.0%
  (equivalent to $36.35 per share;
  unlimited shares of $1.00 par value
  capital shares authorized;
  93,676,520 shares outstanding) ..............................  $3,405,303,598
                                                                 ==============

      ADR - American Depositary Receipt
      PLC - Public Limited Company
*     Non-income producing security
1     Security on Loan, see accompanying Notes for collateral pool detail.
2     Non ADR

See accompanying Notes to Financial Statements.


--------------------------------------------------------------------------------
24                                                 UMB SCOUT FUNDS ANNUAL REPORT

OBJECTIVE:

THE UMB SCOUT BOND FUND SEEKS MAXIMUM CURRENT INCOME CONSISTENT WITH QUALITY AND MATURITY STANDARDS BY INVESTING IN A DIVERSIFIED PORTFOLIO OF FIXED-INCOME OBLIGATIONS.

BOND FUND

The Federal Open Market Committee ("FOMC") spent the entire fiscal year ended June 30 "on hold" -- maintaining the overnight Fed Funds rate at 5.25%. This has been an exceptionally long period without any change in monetary policy and is indicative of an economic environment nearly in balance with the proper blend of growth and modest inflation.

The UMB Scout Bond Fund slightly lagged its benchmark, the Lehman Brothers Government/Credit Intermediate Index, for most of the fiscal year, but the majority of the Fund's underperformance was almost entirely due to increased market volatility between April and June. Indications of rising default rates in the subprime mortgage market culminated with the news of mass liquidations of subprime holdings in the hedge fund sector during the month of June. Several hedge funds revealed their intentions to cease operations, due to heavy losses in the subprime mortgage markets.

The subprime news hit almost simultaneous with a series of brisk economic and inflation reports that further reduced the likelihood of the FOMC lowering their target for the overnight rates during 2007. The combined result of these two forces led to a major spike in interest rates and overall volatility during mid-June. The subprime meltdown and volatility spike drove credit spreads rapidly higher, punishing holders of all fixed income assets that trade at spreads above Treasury rates -- i.e., corporate and mortgage-backed assets. While interest rates moved lower by the June month-end, volatility (and spreads) remained at their higher levels established during the selloff.

For the first half of 2007, in aggregate, holders of corporate and mortgage-backed bonds have suffered diminished returns relative to Treasury notes primarily due to the increase in volatility that forced prices downward on all assets involving credit or prepayment risk. While the Fund does not hold subprime assets and certainly maintains higher overall credit quality than the broad markets, the Fund has been overweight in the spread sectors for some time, resulting in lower returns. Most particularly, holdings of mortgage-backed securities ("MBS") have reduced returns, as the entire MBS sector has been under pressure due to defaults within the subprime market. The Fund's holdings of MBS assets are limited only to the highest quality portion of the sector, the GNMA bonds that are fully guaranteed by the U.S. Treasury. Consequently, the Fund's holdings have handsomely outperformed the broad MBS market, but have still underperformed the U.S. Treasury market.

Thank you for your continued support of the UMB Scout Bond Fund.

J. ERIC KELLEY
Scout Investment Advisors, Inc.

 [The following table was represented as a line chart in the printed material.]

             UMB Scout        Lehman Brothers       Lipper Short/Intermediate          1-5 Year
Date         Bond Fund    Gov'tCredit Int. Index    Inv. Grade Debt Fund Index    Gov't/Credit Index
----         ---------    ----------------------    --------------------------    ------------------
6/30/1997      10,000             10,000                      10,000                    10,000
9/30/1997      10,253             10,270                      10,232                    10,228
12/31/1997     10,464             10,490                      10,409                    10,415
3/31/1998      10,608             10,654                      10,559                    10,572
6/30/1998      10,793             10,854                      10,736                    10,749
9/30/1998      11,196             11,342                      11,103                    11,150
12/31/1998     11,211             11,375                      11,138                    11,210
3/31/1999      11,202             11,353                      11,168                    11,254
6/30/1999      11,132             11,308                      11,140                    11,278
9/30/1999      11,218             11,413                      11,240                    11,404
12/31/1999     11,232             11,419                      11,271                    11,444
3/31/2000      11,356             11,590                      11,417                    11,592
6/30/2000      11,526             11,787                      11,601                    11,791
9/30/2000      11,841             12,126                      11,907                    12,099
12/31/2000     12,273             12,574                      12,258                    12,464
3/31/2001      12,639             13,000                      12,635                    12,862
6/30/2001      12,672             13,088                      12,735                    13,002
9/30/2001      13,274             13,690                      13,231                    13,536
12/31/2001     13,263             13,701                      13,217                    13,589
3/31/2002      13,262             13,671                      13,211                    13,583
6/30/2002      13,782             14,157                      13,523                    14,003
9/30/2002      14,402             14,798                      13,956                    14,486
12/31/2002     14,575             15,049                      14,165                    14,693
3/31/2003      14,705             15,276                      14,358                    14,863
6/30/2003      14,994             15,691                      14,638                    15,123
9/30/2003      14,914             15,688                      14,644                    15,169
12/31/2003     14,890             15,697                      14,665                    15,185
3/31/2004      15,223             16,086                      14,962                    15,450
6/30/2004      14,845             15,680                      14,673                    15,180
9/30/2004      15,208             16,105                      14,977                    15,442
12/31/2004     15,249             16,175                      15,053                    15,466
3/31/2005      15,130             16,034                      14,943                    15,366
6/30/2005      15,451             16,432                      15,250                    15,623
9/30/2005      15,357             16,347                      15,198                    15,598
12/31/2005     15,394             16,431                      15,256                    15,688
3/31/2006      15,330             16,367                      15,243                    15,709
6/30/2006      15,341             16,402                      15,283                    15,790
9/30/2006      15,800             16,926                      15,707                    16,187
12/31/2006     15,943             17,101                      15,876                    16,350
3/31/2007      16,166             17,373                      16,111                    16,604
6/30/2007      16,093             17,373                      16,080                    16,667

1 Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

      Performance returns for the UMB Scout Bond Fund, Lehman Brothers Gov't./Credit Int. Index, Lipper Short/Intermediate Inv. Grade Debt Fund Index and Lehman Brothers 1-5 Year Gov't./ Credit Index assume distributions were reinvested for the entire period.

      For illustrative purposes only; may not represent your returns.


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                 25

FUND DIVERSIFICATION
UMB SCOUT BOND FUND (UMBBX)

                                  [pie chart]

Mortgage Backed ...........................................................  40%
Corporate Bonds ...........................................................  21%
Agency ....................................................................  26%
Treasury ..................................................................  12%
Short-Term ................................................................   1%

Based on total net assets as of June 30, 2007. Subject to change.

COMPARATIVE RATES OF RETURN
UMB SCOUT BOND FUND (UMBBX)
as of June 30, 2007
                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
UMB SCOUT BOND FUND ....................... 4.90%     2.73%     3.15%     4.87%
Lehman Brothers Gov't./Credit Int. Index(1) 5.76%     3.41%     4.14%     5.66%
Lipper Short/Intermediate Inv.
  Grade Debt Fund Index(1) ................ 5.22%     3.10%     3.58%     4.90%
Lehman Brothers 1-5 Year
  Gov't./Credit Index(1) .................. 5.55%     3.16%     3.54%     5.24%
--------------------------------------------------------------------------------
Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The returns for periods prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses and the Advisor's agreement to limit total Fund expenses were in effect for the periods shown, returns would have been lower. As of June 30, 2006, gross expenses for the Fund were 0.90%.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

HISTORICAL PER-SHARE RECORD
UMB SCOUT BOND FUND (UMBBX)
                                  INCOME &                         CUMULATIVE(2)
                        NET      SHORT-TERM        LONG-TERM         VALUE PER
                       ASSET        GAINS            GAINS           SHARE PLUS
                       VALUE     DISTRIBUTION     DISTRIBUTION     DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/02 ...........  $11.71        $0.57            $0.19            $26.49
12/31/03 ...........   11.39         0.50             0.07             26.74
12/31/04 ...........   11.22         0.41             0.03             27.01
12/31/05 ...........   10.91         0.41               --             27.11
12/31/06 ...........   10.86         0.43               --             27.49
06/30/07(3) ........   10.74         0.22               --             27.59
--------------------------------------------------------------------------------
2     Does not assume any compounding of reinvested distributions.
3 Six months only. Distributions typically occur in June and December. Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

 [The following table was represented as a line chart in the printed material.]

                              TAXABLE YIELD CURVE
                          UMB Scout Bond Fund (UMBBX)
                              as of June 30, 2007

Years to
Maturity        Treasuries            Agencies             AA Industrials
-----          ------------       ---------------        -------------------
3MO               4.8074               5.4168                   5.6591
6MO               4.9432               5.3690                   5.5429
1YR               5.0116               5.2525                   5.4406
2YR               4.8673               5.1668                   5.2476
3YR               4.8903               5.2126                   5.4374
4YR               4.9028               5.2274                   5.4655
5YR               4.9214               5.2792                   5.5435
7YR               4.9692               5.3673                   5.6992
8YR                                    5.3957                   5.8211
9YR                                    5.4289                   5.8202
10YR              5.0335               5.4569                   5.8098
15YR                                   5.5345                   6.0050
20YR              5.2146               5.5942                   5.9829
25YR                                   5.6166                   5.9860
30YR              5.1260               5.6285                   6.0034

Source: Bloomberg, L.P.
--------------------------------------------------------------------------------
26                                                 UMB SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
JUNE 30, 2007

BOND FUND

 PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS -- 20.4%
$    750,000  Anheuser-Busch Companies, Inc.
                5.750%, 04/01/10(1) ...........................  $      757,970
              Berkshire Hathaway, Inc.
     575,000    3.375%, 10/15/08 ..............................         561,259
   1,000,000    4.200%, 12/15/10(1) ...........................         964,991
     800,000    4.625%, 10/15/13 ..............................         760,516
   1,500,000  Computer Sciences Corp.
                3.500%, 04/15/08 ..............................       1,476,983
     500,000  IBM Corp.
                7.500%, 06/15/13 ..............................         545,719
   1,000,000  Lincoln National Corp.
                4.750%, 02/15/14 ..............................         944,248
     909,091  M&I Bank
                2.900%, 08/18/09 ..............................         885,331
     215,000  Matson Navigation Co.
                5.337%, 09/04/28 ..............................         210,133
   1,566,000  Merrill Lynch & Co.
                6.000%, 02/17/09 ..............................       1,580,611
   3,000,000  Morgan Stanley
                3.875%, 01/15/09(1) ...........................       2,936,975
     465,000  Northern Trust Corp.
                7.100%, 08/01/09 ..............................         480,029
   2,000,000  SBC Communications, Inc.
                6.250%, 03/15/11 ..............................       2,044,982
   1,000,000  SLM Corp.
                4.500%, 07/26/10 ..............................         925,257
              Target Corp.
      50,000    3.375%, 03/01/08(1) ...........................          49,384
   1,000,000    6.350%, 01/15/11 ..............................       1,027,693
      75,000  Verizon Global Funding Corp.
                4.000%, 01/15/08 ..............................          74,454
   3,000,000  Verizon Virginia, Inc.
                4.625%, 03/15/13 ..............................       2,816,328
                                                                 --------------
TOTAL CORPORATE BONDS
(COST $19,368,128) -- 20.4% ...................................      19,042,863
                                                                 ==============
GOVERNMENT-SPONSORED ENTERPRISES -- 39.4%
              Government National Mortgage Association
       2,653    6.250%, 05/15/08 ..............................           2,663
       3,137    6.000%, 07/20/08 ..............................           3,138
      18,305    6.000%, 08/15/08 ..............................          18,366
       8,791    9.500%, 10/15/08 ..............................           9,205
       2,283    6.000%, 10/20/08 ..............................           2,284
         560    6.000%, 11/20/08 ..............................             560
       2,204    6.500%, 02/20/09 ..............................           2,223
       4,399    7.500%, 03/20/09 ..............................           4,467
       9,792    6.000%, 05/15/09 ..............................           9,858
       3,613    7.000%, 05/15/09 ..............................           3,632
      37,446    6.000%, 04/15/11 ..............................          37,879
      21,955    6.500%, 10/15/11 ..............................          22,413
      34,427    6.500%, 02/15/12 ..............................          35,278
      19,240    6.000%, 02/20/13 ..............................          19,362
       2,967    6.000%, 03/15/13 ..............................           2,995
      32,769    6.000%, 03/20/13 ..............................          32,977
       9,970    6.000%, 06/15/13 ..............................          10,063
      35,996    6.000%, 08/15/13 ..............................          36,332
      40,670    6.000%, 08/20/13 ..............................          40,928
      59,189    6.000%, 12/20/13 ..............................          59,565
      49,079    6.000%, 01/20/14 ..............................          49,240
      59,231    6.000%, 02/15/14 ..............................          59,600
      41,902    6.000%, 02/20/14 ..............................          42,039
      73,317    6.000%, 05/15/14 ..............................          73,774
      25,083    6.000%, 05/20/14 ..............................          25,165
      40,184    7.000%, 08/20/15 ..............................          41,311
       6,466    6.000%, 01/20/16 ..............................           6,486
     148,668    5.500%, 04/20/16 ..............................         146,581
      71,885    6.000%, 04/20/16 ..............................          72,110
     264,673    6.000%, 05/15/16 ..............................         266,284
      59,141    6.500%, 05/15/16 ..............................          60,459
      77,415    6.000%, 07/20/16 ..............................          77,657
      19,775    7.000%, 07/20/16 ..............................          20,360
     123,856    6.000%, 08/15/16 ..............................         124,610
     100,641    6.000%, 08/15/16 ..............................         101,253
     102,960    6.000%, 08/15/16 ..............................         103,587
     345,911    5.500%, 09/20/16 ..............................         341,056
     126,329    7.000%, 09/20/16 ..............................         130,071
     683,499    5.500%, 11/15/16 ..............................         675,922
     170,715    5.500%, 11/15/16 ..............................         168,823
     269,150    6.000%, 11/15/16 ..............................         270,788
       5,839    5.500%, 12/20/16 ..............................           5,757
     513,829    5.500%, 01/15/17 ..............................         508,119
       5,050    6.000%, 01/15/17 ..............................           5,080
     212,119    6.500%, 01/15/17 ..............................         216,711
     180,574    6.000%, 02/15/17 ..............................         181,668
      15,418    6.000%, 02/15/17 ..............................          15,512
      53,326    5.500%, 02/20/17 ..............................          52,576
     203,560    5.000%, 04/20/17 ..............................         197,217
     401,153    5.500%, 05/20/17 ..............................         395,505
      88,793    5.000%, 06/15/17 ..............................          86,470
     182,581    5.500%, 06/20/17 ..............................         179,100
     353,534    5.500%, 08/15/17 ..............................         349,605
     445,574    5.500%, 08/15/17 ..............................         440,622
     117,303    5.500%, 08/20/17 ..............................         115,651

                                                         Continued on next page.


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                 27

SCHEDULE OF INVESTMENTS
JUNE 30, 2007

BOND FUND (Continued)

 PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------
GOVERNMENT-SPONSORED ENTERPRISES (Continued)
              Government National Mortgage Association
$    126,026    5.500%, 09/20/17 ..............................  $      124,251
     475,478    5.500%, 10/15/17 ..............................         470,195
      98,513    6.000%, 10/15/17 ..............................          99,110
     397,271    5.500%, 10/20/17 ..............................         391,678
     345,422    6.000%, 10/20/17 ..............................         346,491
     362,353    5.000%, 11/15/17 ..............................         352,101
      15,381    5.500%, 11/15/17 ..............................          15,210
     664,457    5.500%, 11/15/17 ..............................         657,073
     361,933    5.000%, 11/20/17 ..............................         350,656
     102,952    5.000%, 12/15/17 ..............................         100,039
      32,581    5.000%, 12/15/17 ..............................          31,659
      85,696    5.000%, 12/20/17 ..............................          83,026
     403,420    5.000%, 02/15/18 ..............................         392,060
      69,786    5.000%, 02/15/18 ..............................          67,821
      61,946    5.000%, 03/15/18 ..............................          60,201
      21,105    5.000%, 03/15/18 ..............................          20,510
      33,098    5.500%, 03/20/18 ..............................          32,627
   1,633,898    5.000%, 04/16/18 ..............................       1,603,317
   1,216,574    5.000%, 04/20/18 ..............................       1,178,808
     183,632    5.000%, 05/15/18 ..............................         178,461
      56,091    5.000%, 06/15/18 ..............................          54,511
     128,591    5.000%, 06/20/18 ..............................         124,599
      45,014    5.000%, 07/15/18 ..............................          43,746
      39,670    5.000%, 07/15/18 ..............................          38,553
      47,935    5.000%, 07/15/18 ..............................          46,586
     107,226    5.000%, 07/15/18 ..............................         104,206
     107,166    5.000%, 07/20/18 ..............................         103,839
     381,781    5.500%, 07/20/18 ..............................         376,347
      13,855    4.500%, 08/15/18 ..............................          13,226
     743,710    5.000%, 08/15/18 ..............................         722,768
      32,710    5.000%, 08/15/18 ..............................          31,789
     377,076    5.000%, 08/20/18 ..............................         365,370
     172,936    5.500%, 08/20/18 ..............................         170,474
      48,558    6.000%, 09/15/18 ..............................          48,480
     300,264    5.000%, 10/15/18 ..............................         291,777
     107,237    5.500%, 10/15/18 ..............................         106,028
     324,250    5.500%, 10/20/18 ..............................         319,634
      12,282    5.000%, 11/15/18 ..............................          11,937
      27,362    5.000%, 12/20/18 ..............................          26,513
     200,432    5.000%, 02/20/19 ..............................         194,095
      54,376    5.000%, 04/15/19 ..............................          52,814
     597,642    5.000%, 06/20/19 ..............................         578,745
     650,106    5.500%, 06/20/19 ..............................         640,524
      76,114    5.500%, 07/20/19 ..............................          74,992
     478,431    5.000%, 08/20/19 ..............................         463,304
     163,394    5.500%, 08/20/19 ..............................         160,986
      15,476    5.000%, 09/15/19 ..............................          15,031
      95,887    5.000%, 10/20/19 ..............................          92,855
     298,884    5.500%, 10/20/19 ..............................         294,478
     522,580    5.000%, 11/15/19 ..............................         507,571
     496,050    5.000%, 11/20/19 ..............................         480,365
     743,239    5.500%, 11/20/19 ..............................         732,284
     131,349    5.000%, 12/15/19 ..............................         127,576
     547,780    5.000%, 01/20/20 ..............................         529,939
     100,884    5.500%, 04/20/20 ..............................          99,330
     400,000    4.490%, 08/16/25 ..............................         387,937
   1,000,000    5.303%, 07/16/28 ..............................         997,902
     168,254    7.000%, 11/15/28 ..............................         175,478
   1,500,000    4.860%, 02/16/30 ..............................       1,471,864
      97,314    6.500%, 05/20/31 ..............................          99,441
      27,589    6.500%, 10/20/31 ..............................          28,193
     355,011    5.000%, 05/15/33 ..............................         336,637
      22,081    5.500%, 08/20/33 ..............................          21,446
   5,000,000    Variable Rate, 09/16/34(1) ....................       4,748,170
   3,500,000    5.297%, 11/16/35(1) ...........................       3,375,904
   2,700,000    5.346%, 07/16/36(1) ...........................       2,620,347
   1,000,000    5.065%, 12/16/36 ..............................         952,653
   1,000,000    5.121%, 12/16/46 ..............................         965,079
                                                                 --------------
TOTAL GOVERNMENT-SPONSORED ENTERPRISES
(COST $37,917,305) -- 39.4% ...................................      36,742,574
                                                                 ==============
MUNICIPAL BONDS -- 1.4%
              Kansas State Development Financial Authority
     650,000    4.369%, 10/01/10 ..............................         632,177
     675,000    4.500%, 10/01/11 ..............................         652,698
                                                                 --------------
TOTAL MUNICIPAL BONDS
(COST $1,325,000) -- 1.4% .....................................       1,284,875
                                                                 ==============
U.S. GOVERNMENT AGENCIES -- 26.2%
              Federal Home Loan Bank
     436,000    4.750%, 07/02/07 ..............................         435,942
      25,000    3.875%, 02/12/10 ..............................          24,221
      25,000    4.375%, 03/17/10 ..............................          24,524
   2,750,000    4.500%, 11/15/12(1) ...........................       2,650,754
                                                                 --------------
                                                                      3,135,441
                                                                 ==============
              Federal Home Loan Mortgage Corp.
     164,614    4.000%, 02/01/09 ..............................         161,241
   2,250,000    4.375%, 07/30/09(1) ...........................       2,215,245
     819,583    5.500%, 12/15/18 ..............................         809,933
     587,483    6.000%, 10/01/25 ..............................         588,217
     599,924    5.500%, 08/15/32 ..............................         598,269
                                                                 --------------
                                                                      4,372,905
                                                                 ==============


--------------------------------------------------------------------------------
28                                                 UMB SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
JUNE 30, 2007

BOND FUND (Continued)

 PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES (Continued)
              Federal National Mortgage Association
$     15,000    3.250%, 08/15/08 ..............................  $       14,677
   7,000,000    5.250%, 01/15/09(1) ...........................       7,003,102
   1,300,000    5.375%, 11/15/11(1) ...........................       1,307,805
   2,750,000    4.750%, 02/21/13(1) ...........................       2,674,675
                                                                 --------------
                                                                     11,000,259
                                                                 ==============
              Small Business Administration
     127,525    6.600%, 07/01/09 ..............................         128,363
         915    9.100%, 10/01/09 ..............................             937
       5,430    8.800%, 01/01/10 ..............................           5,508
       2,290    9.450%, 02/01/10 ..............................           2,330
     104,644    8.017%, 02/10/10 ..............................         108,056
      24,999    7.460%, 03/01/10 ..............................          25,363
     248,119    6.640%, 02/01/11 ..............................         252,519
       7,594    8.625%, 02/01/11 ..............................           7,728
     438,446    5.970%, 03/01/11 ..............................         441,113
     206,663    5.750%, 05/01/11 ..............................         207,791
     692,155    6.090%, 07/01/11 ..............................         698,055
       6,872    8.850%, 08/01/11 ..............................           7,007
     349,566    5.550%, 09/01/11 ..............................         350,841
     418,495    5.886%, 09/01/11 ..............................         420,757
       9,297    8.600%, 09/01/11 ..............................           9,487
      15,658    8.250%, 11/01/11 ..............................          15,998
      47,763    7.600%, 01/01/12 ..............................          48,500
      85,306    7.400%, 08/01/12 ..............................          86,745
      67,879    7.050%, 09/01/12 ..............................          68,925
      38,338    7.550%, 11/01/12 ..............................          39,125
     147,489    8.150%, 02/01/15 ..............................         152,320
   1,353,010    6.440%, 06/01/21 ..............................       1,385,899
   1,400,751    6.340%, 08/01/21 ..............................       1,432,219
                                                                 --------------
                                                                      5,895,586
                                                                 ==============
TOTAL U.S. GOVERNMENT AGENCIES
(COST $24,560,279) -- 26.2% ...................................      24,404,191
                                                                 ==============
U.S. GOVERNMENT SECURITIES -- 11.8%
              U.S. Treasury Note
$  6,000,000    4.625%, 11/30/08(1) ...........................  $    5,977,506
   3,600,000    5.000%, 08/15/11(1) ...........................       3,616,877
   1,000,000    3.625%, 05/15/13 ..............................         935,235
     500,000    5.125%, 05/15/16(1) ...........................         502,969
                                                                 --------------
TOTAL U.S. GOVERNMENT SECURITIES
(COST $11,223,114) -- 11.8% ...................................      11,032,587
                                                                 ==============
COLLATERAL INVESTMENT FOR SECURITIES ON LOAN
(COST $39,963,076) -- 42.8% ...................................      39,963,076
                                                                 ==============
TOTAL INVESTMENTS
(COST $134,356,902) -- 142.0% .................................     132,470,166

Liabilities less other assets -- (42.0)% ......................     (39,156,951)
                                                                 --------------

TOTAL NET ASSETS -- 100.0%
  (equivalent to $10.74 per share;
  unlimited shares of $1.00 par value
  capital shares authorized;
  8,685,043 shares outstanding)                                  $   93,313,215
                                                                 ==============

1     Security on Loan, see accompanying Notes for collateral pool detail.

See accompanying Notes to Financial Statements.


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                 29

OBJECTIVE:

THE UMB SCOUT MONEY MARKET FUND -FEDERAL PORTFOLIO AND UMB SCOUT MONEY MARKET FUND - PRIME PORTFOLIO EACH SEEK MAXIMUM INCOME CONSISTENT WITH SAFETY OF PRINCIPAL AND LIQUIDITY BY INVESTING IN HIGH-QUALITY, SHORT-TERM DEBT OBLIGATIONS.

MONEY MARKET FUND

The UMB Scout Money Market Fund - Prime Portfolio provided returns of 4.90%, 2.34% and 3.45% for the one-, five- and ten-year periods ended June 30, 2007. The UMB Scout Money Market Fund - Federal Portfolio provided returns of 4.82%, 2.30% and 3.39% for the one-, five- and ten-year periods ended June 30, 2007. The Funds' current yields as of June 30, 2007 were 4.89% and 4.71%, respectively. The Lipper Money Market Fund Index provided returns of 4.82%, 2.30% and 3.43% for the one-, five- and ten-year periods ended June 30, 2007. The performance data quoted represents past performance, which does not guarantee future results. Current performance may be lower or higher than the performance information quoted here. To obtain performance information current to the most recent month-end and 7-day yield, please call 800-996-2862 or visit www.umbscoutfunds.com.

The Federal Open Market Committee (the "FOMC") spent the entire fiscal year ended June 30 "on hold" -- maintaining the overnight Fed Funds rate at 5.25%. This has been an exceptionally long period without any change in monetary policy and is indicative of an economic environment nearly in balance with the proper blend of growth and modest inflation. Once again, Money Market returns were nearly equal to those generated by the broad bond markets, very near 5% for the year. With the treasury yield curve indicating that the FOMC is likely to be on hold for the foreseeable future, Money Market yields are nearly equal to those of most sectors of the longer maturity (higher risk) bond market.

With inflation appearing to be in check and economic growth stable, the Advisor believes the FOMC is likely to remain "on hold" into 2008, and at this time forecasts that there is very little risk of additional increases to overnight rates. Therefore, the Advisor will secure additional yield with longer maturity assets when possible and is currently comfortable maintaining an average maturity around 45 days.

Thank you for your continued support of the UMB Scout Funds.

J. ERIC KELLEY
Scout Investment Advisors, Inc.

FUND DIVERSIFICATION
UMB SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO (UMFXX)

                                  [pie chart]

Government & Agencies ....................................................  100%

Based on total net assets as of June 30, 2007. Subject to change.

FUND DIVERSIFICATION
UMB SCOUT MONEY MARKET FUND - PRIME PORTFOLIO (UMPXX)

                                  [pie chart]

Commercial Paper .........................................................   41%
Government & Agencies ....................................................   24%
Corporate Bonds ..........................................................   20%
Municipal Bonds ..........................................................   15%

Based on total net assets as of June 30, 2007. Subject to change.

An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.


--------------------------------------------------------------------------------
30                                                 UMB SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
JUNE 30, 2007

MONEY MARKET FUND - FEDERAL PORTFOLIO

 PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 98.7%
FEDERAL HOME LOAN BANK -- 74.0%
$ 47,000,000  4.750%, 07/02/07 ................................  $   46,993,798
   5,675,000  5.375%, 07/18/07 ................................       5,675,196
   2,500,000  3.000%, 08/06/07 ................................       2,494,183
   1,000,000  5.000%, 08/08/07 ................................         999,600
     500,000  Variable Rate, 08/28/07 .........................         499,688
   5,000,000  5.250%, 09/04/07 ................................       4,999,105
   1,000,000  5.150%, 09/05/07 ................................         999,435
  13,925,000  5.200%, 09/05/07 ................................      13,925,000
     500,000  Variable Rate, 09/06/07 .........................         499,270
   5,000,000  5.150%, 09/19/07 ................................       5,000,000
   1,150,000  5.040%, 09/21/07 ................................       1,149,081
  10,000,000  5.250%, 09/24/07 ................................      10,000,000
   9,425,000  5.200%, 09/26/07 ................................       9,425,000
   2,000,000  4.050%, 09/28/07 ................................       1,993,710
   3,000,000  5.200%, 10/01/07 ................................       3,000,000
   4,500,000  5.250%, 10/01/07 ................................       4,500,000
   4,444,448  3.580%, 10/02/07 ................................       4,424,448
   2,500,000  Variable Rate, 10/03/07 .........................       2,500,000
   2,500,000  3.600%, 10/19/07, callable ......................       2,488,303
   7,000,000  Variable Rate, 11/01/07 .........................       6,984,439
   1,595,000  Variable Rate, 11/06/07 .........................       1,589,919
   6,000,000  5.250%, 11/13/07 ................................       6,000,000
   5,000,000  5.220%, 11/14/07, callable ......................       5,000,000
   4,500,000  Variable Rate, 11/15/07 .........................       4,499,280
   5,000,000  5.250%, 11/16/07, callable ......................       5,000,000
   5,000,000  5.250%, 11/16/07 ................................       5,000,000
   2,500,000  5.200%, 11/21/07, callable ......................       2,500,000
   1,250,000  Variable Rate, 12/03/07 .........................       1,242,941
   1,000,000  Variable Rate, 12/19/07 .........................         998,052
   5,000,000  5.250%, 12/19/07, callable ......................       5,000,000
   3,000,000  5.250%, 12/26/07 ................................       3,000,000
   1,700,000  3.300%, 01/17/08 ................................       1,681,875
  10,000,000  Variable Rate, 01/24/08 .........................      10,000,000
  10,000,000  Variable Rate, 02/07/08 .........................       9,999,131
  15,000,000  Variable Rate, 02/28/08 .........................      15,000,000
     800,000  3.250%, 04/14/08 ................................         787,741
                                                                 --------------
TOTAL FEDERAL HOME LOAN BANK ..................................     205,849,195
                                                                 ==============
FEDERAL HOME LOAN MORTGAGE CORP. -- 5.9%
$ 10,048,000  5.230%, 07/20/07 ................................  $   10,020,742
   3,422,000  5.000%, 08/09/07 ................................       3,420,638
   3,000,000  4.000%, 08/17/07 ................................       2,994,964
                                                                 --------------
TOTAL FEDERAL HOME LOAN MORTGAGE CORP. ........................      16,436,344
                                                                 ==============
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 18.8%
  10,000,000  5.230%, 07/12/07 ................................       9,984,325
   1,440,000  4.250%, 07/15/07 ................................       1,439,395
  10,000,000  5.130%, 07/16/07 ................................       9,978,625
  10,000,000  5.130%, 07/23/07 ................................       9,968,650
  10,000,000  5.130%, 07/24/07 ................................       9,967,225
   5,000,000  3.310%, 07/30/07, callable ......................       4,992,485
   5,100,000  4.750%, 08/10/07 ................................       5,096,285
   1,000,000  4.375%, 09/07/07 ................................         998,096
                                                                 --------------
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION ...................      52,425,086
                                                                 ==============
TOTAL U.S. GOVERNMENT AGENCIES
(COST $274,710,625) -- 98.7% ..................................     274,710,625
                                                                 ==============
TOTAL INVESTMENTS
(COST $274,710,625) -- 98.7% ..................................     274,710,625

Other assets less liabilities -- 1.3% .........................       3,546,779
                                                                 --------------
TOTAL NET ASSETS -- 100.0%
  (equivalent to $1.00 per share;
  unlimited shares of $0.01 par value
  capital shares authorized;
  278,315,637 shares outstanding) .............................  $  278,257,404
                                                                 ==============

Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.          Continued on next page.


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                 31

SCHEDULE OF INVESTMENTS
JUNE 30, 2007

MONEY MARKET FUND - PRIME PORTFOLIO

 PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------
SHORT-TERM CORPORATE NOTES -- 61.4%

              Abbott Laboratories
$ 15,000,000    5.270%, 07/06/07 ..............................  $   14,989,022
              AIG Capital Funding, Inc.
  20,000,000    5.260%, 07/02/07 ..............................      19,997,078
     536,000    5.135%, 08/17/07 ..............................         532,406
              American Express Credit Corp.
  15,000,000    5.250%, 07/05/07 ..............................      14,991,250
  12,000,000    5.280%, 07/06/07 ..............................      11,991,200
   1,420,000    3.750%, 11/20/07 ..............................       1,411,894
              American General Finance Corp.
   7,350,000    Variable Rate, 08/16/07 .......................       7,351,323
   1,550,000    4.500%, 11/15/07 ..............................       1,545,556
              American Honda Finance Corp.
   2,000,000    Variable Rate, 09/19/07(3) ....................       2,000,318
   5,000,000    Variable Rate, 02/20/08(3) ....................       5,000,000
              Austin, Texas Comb. Utility Systems
   6,014,000    5.270%, 07/02/07 ..............................       6,013,120
              Bank of America Corp.
   3,000,000    6.625%, 10/15/07 ..............................       3,010,190
              Bank of Ireland
   1,500,000    4.434%, 07/12/07 ..............................       1,497,557
   8,100,000    5.300%, 07/13/07 ..............................       8,085,625
   4,103,000    5.093%, 08/03/07 ..............................       4,083,141
              Bank of New York
   5,000,000    4.140%, 08/02/07 ..............................       4,994,196
              Bank of Nova Scotia
  15,000,000    Variable Rate, 04/02/08 .......................      14,996,598
              Berkshire Hathaway, Inc.
   1,000,000    Variable Rate, 01/11/08 .......................       1,000,560
              Branch Banking & Trust
  10,000,000    Variable Rate, 11/30/07 .......................      10,000,341
              Cargill, Inc.
  17,640,000    5.270%, 07/06/07 ..............................      17,627,089
              Caterpillar Financial Services Corp.
   1,000,000    3.670%, 10/04/07 ..............................         995,304
              Citigroup, Inc.
  30,000,000    1.573%, 07/02/07 ..............................      29,995,558
              Credit Suisse (USA), Inc.
   4,325,000    4.625%, 01/15/08 ..............................       4,310,034
              Deutsche Bank Securities, Inc.
     500,000    5.000%, 09/28/07 ..............................         499,482
  15,000,000    5.320%, 11/13/07 ..............................      15,000,000
              General Electric Capital Corp.
   1,000,000    3.500%, 12/05/07 ..............................         992,494
              Goldman Sachs Group, Inc.
   6,690,000    4.125%, 01/15/08 ..............................       6,643,700
  10,000,000    Variable Rate, 02/26/08 .......................      10,031,965
              Hewlett-Packard Company
  10,000,000    5.270%, 07/19/07 ..............................       9,973,750
              Iowa Student Loan Liquidity Corp.
  12,000,000    5.290%, 07/10/07 ..............................      11,984,130
              John Hancock Global Funding II
  11,346,000    5.000%, 07/27/07(3) ...........................      11,343,203
              Leland Stanford Jr. University
  10,000,000    5.260%, 07/25/07 ..............................       9,964,933
              Morgan Stanley DW, Inc.
  20,000,000    Variable Rate, 07/27/07 .......................      20,002,743
  10,000,000    Variable Rate, 01/11/08 .......................      10,007,006
              Prudential Funding Corp.
  20,000,000    3.324%, 07/05/07 ..............................      19,988,289
              Societe Generale
  30,000,000    5.260%, 07/03/07 ..............................      29,991,217
              SunTrust Bank Atlanta Georgia
  15,000,000    Variable Rate, 01/28/08 .......................      15,003,693
              Sysco Corp.
  13,500,000    1.573%, 07/02/07 ..............................      13,498,001
  16,440,000    2.415%, 07/03/07 ..............................      16,435,178
              Toyota Motor Credit Corp.
   5,000,000    Variable Rate, 08/10/07 .......................       5,000,297
              Unilever Capital Corp.
  12,000,000    1.580%, 07/02/07 ..............................      11,998,217
              Univ. of Michigan
   3,075,000    5.270%, 07/12/07 ..............................       3,074,983
              US Bancorp
     202,000    5.100%, 07/15/07 ..............................         201,970
              Wal-Mart Stores
   4,305,000    4.375%, 07/12/07 ..............................       4,303,767
                                                                 --------------
TOTAL SHORT-TERM CORPORATE NOTES
(COST $412,358,378) -- 61.4% ..................................     412,358,378
                                                                 ==============
MUNICIPAL BONDS -- 15.1%
     330,000  Arkansas State Development
                Finance Authority Economic Development
                5.400%, 03/01/08 ..............................         330,000
  25,000,000  Colorado Springs, Colorado,
                Utility Revenue Bonds
                Variable Rate, 11/01/27 .......................      25,000,000
   3,300,000  Iowa Finance Authority
                Single Family Mortgage
                Variable Rate, 07/01/37 .......................       3,300,000
  14,200,000  Oakland County, Michigan
                Taxable-Limited Tax Notes
                5.250%, 04/01/08 ..............................      14,204,797
   4,000,000  Saginaw County, Michigan
                Variable-Taxable-Limited
                Tax Notes
                Variable Rate, 03/01/10 .......................       4,000,000
  25,150,000  South Carolina Public Service
                5.270%, 07/26/07 ..............................      25,057,958
  25,000,000  Texas Public Finance Authority
                5.280%, 07/02/07 ..............................      25,000,000
   4,390,000  Wichita, Kansas
                Taxable-Temporary Notes-Ser 219
                5.500%, 08/09/07 ..............................       4,390,592
                                                                 --------------
TOTAL MUNICIPAL BONDS
(COST $101,283,347) -- 15.1% ..................................     101,283,347
                                                                 ==============


--------------------------------------------------------------------------------
32                                                 UMB SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
JUNE 30, 2007

MONEY MARKET FUND - PRIME PORTFOLIO (Continued)

 PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 24.6%
FEDERAL HOME LOAN BANK -- 23.6%
$  2,260,000  Variable Rate, 08/28/07 .........................  $    2,258,593
   7,415,000  5.250%, 09/04/07 ................................       7,415,000
   3,415,000  5.200%, 10/01/07 ................................       3,415,000
   5,000,000  5.250%, 10/01/07 ................................       5,000,000
   7,500,000  Variable Rate, 10/03/07 .........................       7,500,000
   3,000,000  3.600%, 10/19/07, callable ......................       2,985,964
   6,000,000  Variable Rate, 11/06/07 .........................       5,980,889
   3,000,000  Variable Rate, 11/09/07, callable ...............       2,995,736
  10,000,000  5.250%, 11/13/07 ................................      10,000,000
  15,500,000  Variable Rate, 11/15/07 .........................      15,497,518
  20,000,000  5.250%, 11/16/07, callable ......................      20,000,000
   5,000,000  5.250%, 11/16/07 ................................       5,000,000
   7,000,000  5.200%, 11/21/07, callable ......................       7,000,000
   5,000,000  5.250%, 12/19/07, callable ......................       5,000,000
   4,000,000  Variable Rate, 12/19/07 .........................       3,992,204
   7,000,000  5.250%, 12/26/07 ................................       7,000,000
  10,000,000  Variable Rate, 01/24/08 .........................      10,000,000
   4,355,000  5.240%, 02/15/08, callable ......................       4,354,164
   5,000,000  Variable Rate, 02/28/08 .........................       5,000,000
  13,000,000  Variable Rate, 03/14/08 .........................      13,000,000
  15,000,000  5.300%, 03/19/08, callable ......................      15,000,000
                                                                 --------------
TOTAL FEDERAL HOME LOAN BANK ..................................     158,395,068
                                                                 ==============
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.0%
$  6,500,000  4.000%, 08/17/07 ................................  $    6,489,089
     100,000  4.250%, 09/15/07 ................................          99,781
                                                                 --------------
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION ...................       6,588,870
                                                                 ==============
TOTAL U.S. GOVERNMENT AGENCIES
(COST $164,983,938) -- 24.6% ..................................     164,983,938
                                                                 ==============
TOTAL INVESTMENTS
(COST $678,625,663) -- 101.1% .................................     678,625,663

Liabilities less other assets -- (1.1)% .......................      (7,149,383)
                                                                 --------------

TOTAL NET ASSETS -- 100.0%
  (equivalent to $1.00 per share;
  unlimited shares of $0.01 par value
  capital shares authorized;
  671,634,860 shares outstanding) .............................  $  671,476,280
                                                                 ==============

Valuation of securities is on the basis of amortized cost, which approximates market value.

3     144A Restricted Security

See accompanying Notes to Financial Statements.


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                 33

OBJECTIVE:

THE UMB SCOUT TAX-FREE MONEY MARKET FUND SEEKS THE HIGHEST LEVEL OF INCOME EXEMPT FROM FEDERAL INCOME TAX CONSISTENT WITH QUALITY AND MATURITY STANDARDS.

TAX-FREE MONEY MARKET FUND

The UMB Scout Tax-Free Money Market Fund provided returns of 3.14%, 1.57% and 2.13% for the one-, five- and ten-year periods ended June 30, 2007, while the Lipper Tax-Exempt Money Market Index posted returns of 3.13%, 1.62% and 2.21% for the one-, five- and ten-year periods ended June 30, 2007. The Fund's current yield as of June 30, 2007 was 3.22%. The performance data quoted represents past performance, which does not guarantee future results. Current performance may be lower or higher than the performance information quoted here. To obtain performance information current to the most recent month-end and 7-day yield, please call 800-996-2862 or visit www.umbscoutfunds.com.

The Federal Open Market Committee (the "FOMC") spent the entire fiscal year ended June 30 "on hold" -- maintaining the overnight Fed Funds rate at 5.25%. This has been an exceptionally long period without any change in monetary policy and is indicative of an economic environment nearly in balance with the proper blend of growth and modest inflation. Once again, Money Market returns were nearly equal to those generated by the broad bond markets, very near 5% for the year. With the treasury yield curve indicating that the FOMC is likely to be on hold for the foreseeable future, Money Market yields are nearly equal to those of most sectors of the longer maturity (higher risk) bond market.

By June 30, overnight rates had moved above 3.50% in the tax-free arena, which equates to more than 5.75% when accounting for the tax exemption (assuming a 40% tax burden). We believe that this represents quite attractive rates for short-term investors, particularly when compared to the yields of the longer-term bond market.

With inflation appearing to be in check and economic growth stable, the Advisor believes the FOMC is likely to remain "on hold" into 2008, and at this time forecasts that there is very little risk of additional increases to overnight rates. Therefore, the Advisor will secure additional yield with longer maturity assets when possible and is currently comfortable maintaining an average maturity around 45-days.

The Advisor's high-quality bias typically causes a modest reduction in overall yield, but we believe that the benefits from the added security are ample tradeoffs for cash-equivalent assets.

Thank you for your continued support of the UMB Scout Funds.

J. ERIC KELLEY
Scout Investment Advisors, Inc.

                                  [pie chart]

FUND DIVERSIFICATION
UMB SCOUT TAX-FREE MONEY MARKET FUND (UMTXX)
Demand Notes ..............................................................  82%
Commercial Paper ..........................................................  18%

Based on total net assets as of June 30, 2007. Subject to change.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Income from the Fund may be subject to the Federal alternative minimum tax, as well as state and local taxes.


--------------------------------------------------------------------------------
34                                                 UMB SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
JUNE 30, 2007

TAX-FREE MONEY MARKET FUND

 PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------
ALASKA
              Alaska Housing Finance Corp.
$  3,700,000    Variable Rate, 07/01/22 .......................  $    3,700,000
              Valdez, Alaska, Marine Revenue
   2,500,000    Variable Rate, 10/01/25 .......................       2,500,000

ARIZONA
              City of Scottsdale, AZ
   1,000,000    5.750%, 07/01/07 ..............................       1,000,000
              Salt River Project, Commercial Paper
   5,000,000    3.750%, 08/03/07 ..............................       5,000,000

CALIFORNIA
              California School Cash Reserve Program Authority
   5,000,000    4.500%, 07/06/07 ..............................       5,000,285
              Los Angeles County Metropolitan
                Transportation Authority
   1,150,000    5.250%, 07/01/07 ..............................       1,150,000

CONNECTICUT
              Connecticut State Health & Education
     700,000    Variable Rate, 05/15/14 .......................         700,000
   1,500,000    Variable Rate, 02/15/21 .......................       1,500,000
   2,200,000    Variable Rate, 07/01/29 .......................       2,200,000

FLORIDA
              Dade County, Florida, Industrial Development
     600,000    Variable Rate, 06/01/21 .......................         600,000
              Florida, State Dept. Environmental Revenue
   4,700,000    Variable Rate, 07/01/25 .......................       4,700,000
              State of Florida
   4,000,000    5.000%, 07/01/14 ..............................       4,040,000

GEORGIA
              Cobb County, Georgia
   1,500,000    5.000%, 07/01/07 ..............................       1,500,000

ILLINOIS
              Chicago Board of Education
     100,000    6.000%, 12/01/07 ..............................         100,940
              Cook County Community Consolidated
                School Dist. IL
   1,000,000    4.565%, 12/01/07 ..............................         981,091
              Cook County School District, Oak Lawn, IL
     450,000    3.659%, 12/01/07 ..............................         443,153
              Glencoe, IL
     155,000    2.350%, 12/01/07 ..............................         153,815
              Illinois Housing Development Authority
     200,000    Variable Rate, 01/01/08 .......................         200,000
              Lake County Community High School District. IL
     150,000    3.955%, 12/01/07 ..............................         147,536

KANSAS
              Kansas, State Dept. of Transportation,
                Highway Revenue
     400,000    5.000%, 09/01/07 ..............................         400,920
   3,845,000    Variable Rate, 03/01/12 .......................       3,845,000
   2,200,000    Variable Rate, 09/01/20 .......................       2,200,000
              Lenexa, KS
   1,000,000    4.500%, 09/01/07 ..............................       1,001,121
              Wyandotte County-Kansas City Unified Government
     500,000    3.650%, 11/01/07 ..............................         499,858

MARYLAND
              Montgomery County, Maryland, Housing Authority
                Multifamily Housing
     550,000    Variable Rate, 08/01/15 .......................         550,000

MASSACHUSETTS
              Massachusetts Bay Transportation Authority
     250,000    2.375%, 09/01/07 ..............................         249,397

                                                         Continued on next page.


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                 35

SCHEDULE OF INVESTMENTS
JUNE 30, 2007

TAX-FREE MONEY MARKET FUND (Continued)

 PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------
MICHIGAN
              Bloomfield Hills Building Authority, MI
$    900,000    3.750%, 10/01/07 ..............................  $      900,000
              Detroit, Michigan, Water Supply
     200,000    4.875%, 07/01/07 ..............................         200,000
              Michigan State Building Authority
     500,000    2.000%, 10/15/07 ..............................         497,182
     100,000    5.250%, 10/15/07 ..............................         100,439

MISSISSIPPI
              State of Mississippi
  1,000,000     5.000%, 07/01/08 ..............................       1,000,000

MISSOURI
              Missouri State Health & Educational
                Facilities Authority
   4,000,000    4.000%, 11/02/07 ..............................       4,006,797
     700,000    Variable Rate, 09/01/30 .......................         700,000
   2,200,000    Variable Rate, 09/01/30 .......................       2,200,000
     500,000    Variable Rate, 09/01/30 .......................         500,000
     800,000    Variable Rate, 03/01/40 .......................         800,000

NEBRASKA
              Nebraska Public Power District, Commercial Paper
   3,000,000    3.700%, 08/06/07 ..............................       3,000,000
   2,400,000    3.700%, 10/04/07 ..............................       2,400,000
              Omaha Public Power District
     250,000    4.500%, 02/01/08 ..............................         250,847
              University of Nebraska Facilities Corp.
   1,205,000    3.650%, 07/15/07 ..............................       1,205,000

NEVADA
              Clark County, Nevada, Apartment Revenue
     150,000    4.500%, 07/01/07 ..............................         150,000
              City of Las Vegas, Nevada
   3,200,000  Variable Rate, 06/01/36 .........................       3,200,000

NEW MEXICO
              Albuquerque Municipal School Dist. NM
     250,000    5.000%, 08/01/07 ..............................         250,264

NEW YORK
              City of New York, New York
     800,000    3.250%, 08/01/07 ..............................         799,996
   1,100,000    Variable Rate, 08/15/19 .......................       1,100,000
   3,900,000    Variable Rate, 08/15/29 .......................       3,900,000
     415,000  New York State Dormitory Authority
                6.000%, 08/15/07 ..............................         417,112

NORTH CAROLINA
              Carolina Public Service, Commercial Paper
   2,500,000    3.720%, 08/03/07 ..............................       2,500,000
              County of Wake, NC
   3,700,000    Variable Rate, 03/01/24 .......................       3,700,000
              Mecklenburg County, NC
     100,000    Variable Rate, 02/01/24 .......................         100,000
              North Carolina Medical Care Commission
     500,000    5.000%, 02/15/29 ..............................         508,988

OHIO
              City of Cleveland, Ohio
     800,000    Variable Rate, 01/01/33 .......................         800,000
              City of Columbus, Ohio
   1,100,000    Variable Rate, 06/01/11 .......................       1,100,000
     600,000    Variable Rate, 12/01/17 .......................         600,000
              Franklin County, Ohio, Revenue
   3,000,000    Variable Rate, 12/01/30 .......................       3,000,000

OREGON
              City of Eugene, OR
     250,000    3.000%, 08/01/07 ..............................         249,785
              Oregon State Department of Administrative
                Services
     300,000    4.000%, 12/01/07 ..............................         300,417

PENNSYLVANIA
              Commonwealth of Pennsylvania
   1,500,000    5.375%, 11/15/07 ..............................       1,509,453
              Jefferson-Morgan School District, PA
     250,000    4.000%, 10/01/07 ..............................         250,000
              Schuylkill County Industrial Development
                Authority, PA
   3,600,000    Variable Rate, 04/01/21 .......................       3,600,000

RHODE ISLAND
              Rhode Island Health & Educational Building Corp.
   4,000,000    Variable Rate, 05/01/35 .......................       4,000,000

SOUTH DAKOTA
              South Dakota Housing Development
   6,800,000    Variable Rate, 05/01/32 .......................       6,800,000

TENNESSEE
              Metropolitan Government Nashville & Davidson
                County, TN
     730,000    5.125%, 05/15/25 ..............................         745,125


--------------------------------------------------------------------------------
36                                                 UMB SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
JUNE 30, 2007

TAX-FREE MONEY MARKET FUND (Continued)

 PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------
TEXAS
              Austin Texas Utility, Commercial Paper
$  3,000,000    3.760%, 07/06/07 ..............................  $    3,000,000
              Brownsville Utility Texas, Commercial Paper
   2,000,000    3.750%, 08/03/07 ..............................       2,000,000
              Dallas County, Texas
   1,605,000    3.574%, 08/15/07 ..............................       1,597,703
     250,000    5.750%, 08/15/07 ..............................         250,639
              Dripping Springs Independent School Dist.
     610,000    3.000%, 08/15/07 ..............................         609,405
     500,000    6.000%, 08/15/21 ..............................         501,373
              San Antonio Water Works, Commercial Paper
   2,195,000    3.750%, 10/04/07 ..............................       2,195,000
              San Antonio, Texas, Water Revenue
     400,000    Variable Rate, 05/15/33 .......................         400,000
              Southwest Higher Education Authority
   1,175,000    Variable Rate, 07/01/15 .......................       1,175,000
              State of Texas
   1,405,000    4.500%, 08/31/07 ..............................       1,406,755
              Temple Independent School District
     500,000    5.000%, 08/15/08 ..............................         500,811
              Texas Municipal Power, Commercial Paper
   2,000,000    3.710%, 07/11/07 ..............................       2,000,000
              Trinity River Authority, TX
   1,500,000    4.000%, 08/01/07 ..............................       1,500,434

UTAH
              Intermountain Power, Commercial Paper
   1,500,000    3.750%, 07/06/07 ..............................       1,500,000
              Salt Lake City, Utah, Pollution Control
   1,100,000    Variable Rate, 02/01/08 .......................       1,100,000
              Utah Transit Authority
   1,000,000    5.400%, 12/15/16 ..............................       1,014,315

VIRGINIA
              Pocahontas Parkway Association, VA
     500,000    5.250%, 08/15/07 ..............................         500,895
              Virginia Public Building Authority
   4,000,000    Variable Rate, 08/01/25 .......................       4,000,000

WASHINGTON
              County of King, WA
   4,300,000    Variable Rate, 01/01/36 .......................       4,300,000
              Washington State, Public Power Supply #1
   1,000,000    Variable Rate, 07/01/17 .......................       1,000,000

WISCONSIN
              Kewaunee County, WI
   1,525,000    4.250%, 04/15/08 ..............................       1,527,887
              Little Chute Area School District
   1,500,000    4.000%, 04/01/08 ..............................       1,500,670
              Oak Creek-Franklin Joint School Dist.
   1,000,000    4.250%, 02/01/08 ..............................       1,000,000
              Wisconsin State Government, Commercial Paper
   1,951,000    3.810%, 07/02/07 ..............................       1,951,000
              Wisconsin State Petroleum
   1,000,000    5.000%, 07/01/07 ..............................       1,000,000
                                                                 --------------
TOTAL INVESTMENTS
(COST $139,236,408) -- 99.5% ..................................     139,236,408

Other assets less liabilities -- 0.5% .........................         768,989
                                                                 --------------
TOTAL NET ASSETS -- 100.0%
  (equivalent to $1.00 per share;
  unlimited shares of $0.01 par value
  capital shares authorized;
  140,085,585 shares outstanding) .............................  $  140,005,397
                                                                 ==============

Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                 37

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2007
(IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                         STOCK            GROWTH          MID CAP
                                                                          FUND             FUND             FUND
-------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investment securities at cost ...................................... $   88,170       $   23,932       $   28,019
                                                                       ============================================
  Investment securities at value ..................................... $  102,533(1)    $   25,777(1)    $   30,649
  Cash ...............................................................          2                2                1
  Receivables:
    Investments sold .................................................         --              518              168
    Dividends ........................................................        129               10               14
    Interest .........................................................         --               --               --
    Fund shares sold .................................................         --               --              163
    Due from Adviser .................................................         --                6                9
  Prepaid and other assets ...........................................         13               13                5
                                                                       --------------------------------------------
    Total assets .....................................................    102,677           26,326           31,009
                                                                       --------------------------------------------
LIABILITIES:
  Disbursements in excess of demand deposit money ....................         --               --               --
  Payables:
    Investments purchased ............................................         --               --              929
    Fund shares redeemed .............................................         39                2                2
    Dividends payable ................................................         --               --               --
    Collateral due to broker for securities loaned ...................      9,839            4,309               --
    Accrued investment advisory fees .................................         22               --               --
    Accrued administration and fund accounting fees ..................          8                6                6
    Accrued shareholder servicing fees ...............................          2                1                1
    Accrued custody fees .............................................          3                2                3
    Accrued registration fees ........................................         --               --                1
    Other accrued expenses ...........................................          5                2               21
                                                                       --------------------------------------------
      Total liabilities ..............................................      9,918            4,322              963
                                                                       --------------------------------------------
NET ASSETS ........................................................... $   92,759       $   22,004       $   30,046
                                                                       ============================================
NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital) ........................ $   71,181       $   19,860       $   26,493
  Accumulated undistributed income:
    Net investment income ............................................         22                4               --
    Net realized gain (loss) on investment and foreign
      currency transactions ..........................................      7,193              294              923
  Net unrealized appreciation (depreciation) on investments
    and translation of assets and liabilities in foreign currencies ..     14,363            1,846            2,630
                                                                       --------------------------------------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES .......................... $   92,759       $   22,004       $   30,046
                                                                       ============================================
Capital Shares, $1.00 par value ($0.01 par value for Money Market
  Funds and Tax-Free Money Market Fund)
  Authorized                                                            Unlimited        Unlimited        Unlimited
                                                                       ============================================
  Outstanding ........................................................      6,093            2,297            2,501
                                                                       ============================================
NET ASSET VALUE PER SHARE ............................................ $    15.23       $     9.58       $    12.01
                                                                       ============================================

(1)   Including (in 000s) $9,544, $4,180, $605,340 and $38,765, respectively, of securities loaned.

See accompanying Notes to Financial Statements.


--------------------------------------------------------------------------------
38                                                 UMB SCOUT FUNDS ANNUAL REPORT

                                                MONEY MARKET   MONEY MARKET
                                                    FUND           FUND         TAX-FREE
SMALL CAP   INTERNATIONAL         BOND            FEDERAL         PRIME       MONEY MARKET
   FUND          FUND             FUND           PORTFOLIO      PORTFOLIO         FUND
-----------------------------------------------------------------------------------------
$  623,671    $2,944,483       $  134,357        $  274,711     $  678,626     $  139,236
=========================================================================================
$  718,021    $4,034,286(1)    $  132,470(1)     $  274,711     $  678,626     $  139,236
         3           806                3             2,642             --             --

     7,972            --               --                --             --             --
       138        10,941               --                --             --             --
        --            --              980             1,801          3,426          1,245
       507         2,486                8                --             28             --
        --            --               --                --             --             --
        16            20               10                12             14             11
-----------------------------------------------------------------------------------------
   726,657     4,048,539          133,471           279,166        682,094        140,492
-----------------------------------------------------------------------------------------

        --            --               --                --          8,655            115

     7,273        16,503               --                --             --             --
       357         1,758                6                --              1             --
        --            --              160               865          1,873            349
        --       624,056           39,963                --             --             --
        74           337                4                11             32              6
        48           166                8                21             42             11
        72           210                1                --              1              1
        19           135               11                 6              9              1
         2             3               --                 1              1              1
        35            67                5                 5              4              3
-----------------------------------------------------------------------------------------
     7,880       643,235           40,158               909         10,618            487
-----------------------------------------------------------------------------------------
$  718,777    $3,405,304       $   93,313        $  278,257     $  671,476     $  140,005
=========================================================================================

$  572,760    $2,259,000       $   97,198        $  278,281     $  671,606     $  140,030

         1         3,029                3                --             --             --

    51,666        53,514           (2,001)              (24)          (130)           (25)

    94,350     1,089,761           (1,887)               --             --             --
-----------------------------------------------------------------------------------------
$  718,777    $3,405,304       $   93,313        $  278,257     $  671,476     $  140,005
=========================================================================================

 Unlimited     Unlimited        Unlimited         Unlimited      Unlimited      Unlimited
=========================================================================================
    38,015        93,677            8,685           278,316        671,635        140,086
=========================================================================================
$    18.91    $    36.35       $    10.74        $     1.00     $     1.00     $     1.00
=========================================================================================


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                 39

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2007 (IN THOUSANDS)

                                                                       STOCK          GROWTH        MID CAP
                                                                        FUND           FUND           FUND
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest income .................................................. $      132     $       69     $       35
  Securities lending income ........................................          9              8             --
  Dividend income ..................................................      2,051            263            129
                                                                     ----------------------------------------
      Total investment income ......................................      2,192            340            164
                                                                     ----------------------------------------
EXPENSES:
  Investment advisory fees .........................................        655            156             98
  Administration and fund accounting fees ..........................        109             75             50
  Shareholder servicing fees .......................................        120             33             24
  Professional fees ................................................         16             12             20
  Federal and state registration fees ..............................         21             20              5
  Custody fees .....................................................         21             13             25
  Reports to shareholders ..........................................          8              6              7
  Insurance fees ...................................................          1              1             --
  Directors' fees ..................................................          4              1              1
  Other expenses ...................................................          8              7              7
                                                                     ----------------------------------------
      Total expenses before waiver .................................        963            324            237
                                                                     ----------------------------------------
  Waiver/Recovery of fees ..........................................        (20)            90             66
  Net expenses .....................................................        983            234            171
                                                                     ----------------------------------------
  Net investment income (loss) .....................................      1,209            106             (7)
                                                                     ----------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY:
  Net realized gain (loss) from investment and
    foreign currency transactions ..................................     14,343          3,299            945
  Net increase (decrease) in unrealized appreciation/depreciation on investments and translation of assets and liabilities
    in foreign currencies ..........................................     (1,683)          (394)         2,630
                                                                     ----------------------------------------
  Net realized and unrealized gain (loss) on investments
    and foreign currencies .........................................     12,660          2,905          3,575
                                                                     ----------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............... $   13,869     $    3,011     $    3,568
                                                                     ========================================

See accompanying Notes to Financial Statements.


--------------------------------------------------------------------------------
40                                                 UMB SCOUT FUNDS ANNUAL REPORT

                                           MONEY MARKET   MONEY MARKET
                                               FUND           FUND         TAX-FREE
SMALL CAP    INTERNATIONAL      BOND         FEDERAL      PRIME MONEY       MARKET
   FUND           FUND          FUND        PORTFOLIO      PORTFOLIO         FUND
------------------------------------------------------------------------------------
$    4,081     $   10,663    $    5,141     $   12,664     $   34,276     $    4,755
        --            707            28             --             --             --
     1,735         62,028            --             --             --             --
------------------------------------------------------------------------------------
     5,816         73,398         5,169         12,664         34,276          4,755
------------------------------------------------------------------------------------

     4,905         21,825           621            732          2,215            397
       562          1,825           109            244            513            132
       869          3,786            77             41             60             21
        62            116            16              9             23             16
        71            136            21             21             25             21
        85            742            44             32             79             23
        87            231            14             23             61             15
        10             46             4              4             10              2
        21             96             4              7             20              4
        20             64            35             10             17             17
------------------------------------------------------------------------------------
     6,692         28,867           945          1,123          3,023            648
------------------------------------------------------------------------------------
        --             --            (2)            --             --             --
     6,692         28,867           947          1,123          3,023            648
------------------------------------------------------------------------------------
      (876)        44,531         4,222         11,541         31,253          4,107
------------------------------------------------------------------------------------

    55,465         92,968          (973)            (2)           (19)             1

    38,972        615,484         2,424             --             --             --
------------------------------------------------------------------------------------

    94,437        708,492         1,451             (2)           (19)             1
------------------------------------------------------------------------------------
$   93,561     $  752,983    $    5,673     $   11,539     $   31,234     $    4,108
====================================================================================


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                 41

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                                             STOCK FUND
                                                                                   -------------------------------
                                                                                     YEAR ENDED        YEAR ENDED
                                                                                   JUNE 30, 2007     JUNE 30, 2006
------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) .................................................   $       1,209     $       1,141
  Net realized gain (loss) from investment and foreign currency transactions ...          14,343             6,368
  Net increase (decrease) in unrealized appreciation/depreciation on investments
    and translation of assets and liabilities in foreign currencies ............          (1,683)            5,360
                                                                                   -------------------------------
  Net increase (decrease) in net assets resulting from operations ..............          13,869            12,869
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ........................................................          (1,153)           (1,077)
  Net realized gain from investment and foreign currency transactions ..........         (11,495)          (13,676)
                                                                                   -------------------------------
  Total distributions to shareholders ..........................................         (12,648)          (14,753)
CAPITAL SHARE TRANSACTIONS:
  Shares from merger ...........................................................              --                --
  Shares sold ..................................................................           9,543            38,935
  Shares issued for reinvestment of distributions ..............................          11,937            13,784
  Redemption fees ..............................................................              --                --
                                                                                   -------------------------------
                                                                                          21,480            52,719
  Shares redeemed ..............................................................         (45,594)          (27,949)
                                                                                   -------------------------------
  Net increase (decrease) from capital share transactions ......................         (24,114)           24,770
                                                                                   -------------------------------
  Net increase (decrease) in net assets ........................................         (22,893)           22,886
NET ASSETS:
  Beginning of period ..........................................................         115,652            92,766
                                                                                   -------------------------------
  End of period ................................................................   $      92,759     $     115,652
                                                                                   ===============================
TRANSACTIONS IN SHARES:
  Shares sold ..................................................................             638             2,466
  Shares due to merger .........................................................              --                --
  Shares issued for reinvestment of distributions ..............................             826               937
  Shares redeemed ..............................................................          (3,035)           (1,792)
                                                                                   -------------------------------
  Net increase (decrease) ......................................................          (1,571)            1,611
                                                                                   ===============================

See accompanying Notes to Financial Statements.


--------------------------------------------------------------------------------
42                                                 UMB SCOUT FUNDS ANNUAL REPORT

          GROWTH FUND                MID CAP FUND             SMALL CAP FUND                     INTERNATIONAL FUND
-------------------------------     -------------     -------------------------------     -------------------------------
  YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
JUNE 30, 2007     JUNE 30, 2006     JUNE 30, 2007     JUNE 30, 2007     JUNE 30, 2006     JUNE 30, 2007     JUNE 30, 2006
-------------------------------------------------------------------------------------------------------------------------
$         106     $          52     $          (7)    $        (876)    $        (434)    $      44,531     $      22,235
        3,299               172               945            55,465            36,944            92,968           123,921

         (394)              778             2,630            38,972            27,049           615,484           212,057
-------------------------------------------------------------------------------------------------------------------------
        3,011             1,002             3,568            93,561            63,559           752,983           358,213

         (109)              (51)              (17)               --                --           (42,177)          (22,349)
           --                --                --           (34,452)          (10,786)         (115,770)          (20,492)
-------------------------------------------------------------------------------------------------------------------------
         (109)              (51)              (17)          (34,452)          (10,786)         (157,947)          (42,841)

           --                --                --                --                --                --                --
        2,956            14,607            26,706           262,735           315,214           668,343         1,326,223
           65                30                17            33,462            10,373           153,191            41,438
           --                --                --               293                41                92               191
-------------------------------------------------------------------------------------------------------------------------
        3,021            14,637            26,723           296,490           325,628           821,626         1,367,852
      (12,871)           (8,941)             (228)         (230,945)         (114,645)         (647,892)         (371,950)
-------------------------------------------------------------------------------------------------------------------------
       (9,850)            5,696            26,495            65,545           210,983           173,734           995,902
-------------------------------------------------------------------------------------------------------------------------
       (6,948)            6,647            30,046           124,654           263,756           768,770         1,311,274

       28,952            22,305                --           594,123           330,367         2,636,534         1,325,260
-------------------------------------------------------------------------------------------------------------------------
$      22,004     $      28,952     $      30,046     $     718,777     $     594,123     $   3,405,304     $   2,636,534
=========================================================================================================================

          337             1,723             2,519            15,171            18,921            20,386            46,162
           --                --                --                --                --                --                --
            7                 3                 2             1,967               641             4,625             1,461
       (1,432)           (1,045)              (20)          (13,262)           (6,926)          (19,813)          (12,934)
-------------------------------------------------------------------------------------------------------------------------
       (1,088)              681             2,501             3,876            12,636             5,198            34,689
=========================================================================================================================

                                                         Continued on next page.


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                 43

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                                             BOND FUND
                                                                                   -------------------------------
                                                                                     YEAR ENDED        YEAR ENDED
                                                                                   JUNE 30, 2007     JUNE 30, 2006
                                                                                   -------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) .................................................   $       4,222     $       4,277
  Net realized gain (loss) from investment and foreign currency transactions ...            (973)             (249)
  Net increase (decrease) in unrealized appreciation/depreciation on investments
    and translation of assets and liabilities in foreign currencies ............           2,424            (4,963)
                                                                                   -------------------------------
  Net increase (decrease) in net assets resulting from operations ..............           5,673              (935)

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ........................................................          (4,403)           (4,454)
  Net realized gain from investment and foreign currency transactions ..........              --                --
                                                                                   -------------------------------
  Total distributions to shareholders ..........................................          (4,403)           (4,454)

CAPITAL SHARE TRANSACTIONS:
  Shares from merger ...........................................................              --            61,644
  Shares sold ..................................................................           7,198            21,176
  Shares issued for reinvestment of distributions ..............................           2,117             2,281
  Redemption fees ..............................................................              --                --
                                                                                           9,315            85,101
  Shares redeemed ..............................................................         (36,275)          (37,005)
                                                                                   -------------------------------
  Net increase (decrease) from capital share transactions ......................         (26,960)           48,096
                                                                                   -------------------------------
  Net increase (decrease) in net assets ........................................         (25,690)           42,707

NET ASSETS:
  Beginning of period ..........................................................         119,003            76,296
                                                                                   -------------------------------
  End of period ................................................................   $      93,313     $     119,003
                                                                                   ===============================
TRANSACTIONS IN SHARES:
  Shares sold ..................................................................             664             1,945
  Shares due to merger .........................................................              --             5,585
  Shares issued for reinvestment of distributions ..............................             195               210
  Shares redeemed ..............................................................          (3,341)           (3,408)
                                                                                   -------------------------------
  Net increase (decrease) ......................................................          (2,482)            4,332
                                                                                   ===============================

See accompanying Notes to Financial Statements.


--------------------------------------------------------------------------------
44                                                 UMB SCOUT FUNDS ANNUAL REPORT

     MONEY MARKET FUND-                   MONEY MARKET FUND-                        TAX-FREE
     FEDERAL PORTFOLIO                      PRIME PORTFOLIO                     MONEY MARKET FUND
-------------------------------     -------------------------------     -------------------------------
  YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
JUNE 30, 2007     JUNE 30, 2006     JUNE 30, 2007     JUNE 30, 2006     JUNE 30, 2007     JUNE 30, 2006
-------------------------------------------------------------------------------------------------------
$      11,541     $       7,390     $      31,253     $      19,509     $       4,107     $       3,129
           (2)               (1)              (19)              (84)                1                --

           --                --                --                --                --                --
-------------------------------------------------------------------------------------------------------
       11,539             7,389            31,234            19,425             4,108             3,129

      (11,541)           (7,390)          (31,253)          (19,509)           (4,107)           (3,129)
           --                --                --                --                --                --
-------------------------------------------------------------------------------------------------------
      (11,541)           (7,390)          (31,253)          (19,509)           (4,107)           (3,129)

           --                --                --                --                --                --
      453,547           306,957         1,809,713           714,946           320,618           341,487
        1,576             1,121             7,563             4,920               275               221
           --                --                --                --                --                --
-------------------------------------------------------------------------------------------------------
      455,123           308,078         1,817,276           719,866           320,893           341,708
     (381,402)         (306,425)       (1,717,317)         (665,522)         (291,216)         (378,489)
-------------------------------------------------------------------------------------------------------
       73,721             1,653            99,959            54,344            29,677           (36,781)
-------------------------------------------------------------------------------------------------------
       73,719             1,652            99,940            54,260            29,678           (36,781)

      204,538           202,886           571,536           517,276           110,327           147,108
-------------------------------------------------------------------------------------------------------
$     278,257     $     204,538     $     671,476     $     571,536     $     140,005     $     110,327
=======================================================================================================

      453,548           306,957         1,809,713           714,946           320,618           341,487
           --                --                --                --                --                --
        1,576             1,121             7,563             4,920               275               222
     (381,402)         (306,425)       (1,717,316)         (665,523)         (291,216)         (378,489)
-------------------------------------------------------------------------------------------------------
       73,722             1,653            99,960            54,343            29,677           (36,780)
=======================================================================================================


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                 45

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

UMB SCOUT STOCK FUND

                                                                              FOR THE PERIODS ENDED JUNE 30,
                                                               2007          2006          2005          2004          2003
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ....................... $  15.09      $  15.33      $  14.95      $  13.29      $  13.64
                                                             ----------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ..................................     0.17          0.14          0.13          0.08          0.11
    Net realized and unrealized gain (loss) on securities ..     1.78          1.79          0.71          1.66         (0.34)
                                                             ----------------------------------------------------------------
  Total from investment operations .........................     1.95          1.93          0.84          1.74         (0.23)
                                                             ----------------------------------------------------------------
  DISTRIBUTIONS FROM:
    Net investment income ..................................    (0.17)        (0.15)        (0.13)        (0.08)        (0.12)
    Net realized gain on securities ........................    (1.64)        (2.02)        (0.33)           --            --
                                                             ----------------------------------------------------------------
  Total distributions ......................................    (1.81)        (2.17)        (0.46)        (0.08)        (0.12)
                                                             ----------------------------------------------------------------
Net asset value, end of period ............................. $  15.23      $  15.09      $  15.33      $  14.95      $  13.29
                                                             ================================================================
Total return ...............................................    13.52%        13.05%         5.67%        13.07%        (1.67)%
                                                             ================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions) .................... $     93      $    116      $     93      $    127      $     90
Ratio of expenses to average net assets:
  Net of waivers/Recovery of fees ..........................     0.90%         0.90%         0.88%         0.87%         0.86%
  Before waivers ...........................................     0.88%         0.93%         0.89%         0.87%         0.86%
Ratio of net investment income to average net assets:
  Net of waivers ...........................................     1.11%         1.04%         0.75%         0.50%         0.86%
  Before waivers ...........................................     1.13%         1.01%         0.74%         0.50%         0.86%
Portfolio turnover rate ....................................       71%           60%           62%           54%           32%

UMB SCOUT GROWTH FUND

                                                                              FOR THE PERIODS ENDED JUNE 30,
                                                               2007          2006          2005          2004          2003
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ....................... $   8.55      $   8.25      $   8.40      $   7.46      $   7.60
                                                             ----------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ..................................     0.04          0.01          0.04          0.04          0.06
    Net realized and unrealized gain (loss) on securities ..     1.03          0.30         (0.15)         0.94         (0.14)
                                                             ----------------------------------------------------------------
  Total from investment operations .........................     1.07          0.31         (0.11)         0.98         (0.08)
                                                             ----------------------------------------------------------------
  DISTRIBUTIONS FROM:
    Net investment income ..................................    (0.04)        (0.01)        (0.04)        (0.04)        (0.06)
    Net realized gain on securities ........................       --            --            --            --            --
                                                             ----------------------------------------------------------------
Total distributions ........................................    (0.04)        (0.01)        (0.04)        (0.04)        (0.06)
                                                             ----------------------------------------------------------------
Net asset value, end of period ............................. $   9.58      $   8.55      $   8.25      $   8.40      $   7.46
                                                             ================================================================
Total return ...............................................    12.54%         3.82%        (1.38)%       13.08%        (1.08)%
                                                             ================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions) .................... $     22      $     29      $     22      $     24      $     17
Ratio of expenses to average net assets:
  Net of waivers ...........................................     0.90%         0.90%         0.92%         0.93%         0.90%
  Before waivers ...........................................     1.25%         1.34%         1.02%         0.93%         0.90%
Ratio of net investment income to average net assets:
  Net of waivers ...........................................     0.41%         0.18%         0.42%         0.44%         0.84%
  Before waivers ...........................................     0.06%        (0.26)%        0.32%         0.44%         0.84%
Portfolio turnover rate ....................................      103%          113%          122%           23%           33%

See accompanying Notes to Financial Statements.


--------------------------------------------------------------------------------
46                                                 UMB SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

UMB SCOUT MID CAP FUND

                                                                                                               OCTOBER 31, 2006* TO
                                                                                                                   JUNE 30, 2007
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ............................................................................... $  10.00
                                                                                                                     --------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ..........................................................................................     0.01
    Net realized and unrealized gain (loss) on securities ..........................................................     2.01
                                                                                                                     --------
  Total from investment operations .................................................................................     2.02
                                                                                                                     --------
  DISTRIBUTIONS FROM:
    Net investment income ..........................................................................................    (0.01)
    Net realized gain on securities ................................................................................       --
                                                                                                                     --------
Total distributions ................................................................................................    (0.01)
                                                                                                                     --------
Net asset value, end of period ..................................................................................... $  12.01
                                                                                                                     ========
Total return .......................................................................................................    20.26%
                                                                                                                     ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions) ............................................................................ $     30
Ratio of expenses to average net assets:
  Net of waivers ...................................................................................................     1.40%
  Before waivers ...................................................................................................     1.93%
Ratio of net investment income to average net assets:
  Net of waivers ...................................................................................................    (0.06)%
  Before waivers ...................................................................................................    (0.59)%
Portfolio turnover rate ............................................................................................      234%

UMB SCOUT SMALL CAP FUND

                                                                              FOR THE PERIODS ENDED JUNE 30,
                                                               2007          2006          2005          2004          2003
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ....................... $  17.40      $  15.36      $  14.88      $  10.89      $  10.79
                                                             ----------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ..................................       --            --            --            --            --
    Net realized and unrealized gain (loss) on securities ..     2.45          2.45          1.08          4.27          0.21
                                                             ----------------------------------------------------------------
  Total from investment operations .........................     2.45          2.45          1.08          4.27          0.21
                                                             ----------------------------------------------------------------
  DISTRIBUTIONS FROM:
    Net investment income ..................................       --            --            --            --            --
    Net realized gain on securities ........................    (0.94)        (0.41)        (0.60)        (0.28)        (0.11)
                                                             ----------------------------------------------------------------
Total distributions ........................................    (0.94)        (0.41)        (0.60)        (0.28)        (0.11)
                                                             ----------------------------------------------------------------
Net asset value, end of period ............................. $  18.91      $  17.40      $  15.36      $  14.88      $  10.89
                                                             ================================================================
Total return ...............................................    14.70%        16.16%         7.34%        39.64%         2.11%
                                                             ================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions) .................... $    719      $    594      $    330      $    108      $     56
Ratio of expenses to average net assets ....................     1.02%         1.06%         0.96%         0.89%         0.87%
Ratio of net investment income (loss) to average net assets     (0.13)%       (0.09)%       (0.23)%       (0.20)%       (0.08)%
Portfolio turnover rate ....................................      207%           92%           66%          109%           89%

* Inception Date.

See accompanying Notes to Financial Statements.          Continued on next page.


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                 47

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

UMB SCOUT INTERNATIONAL FUND (Formerly the UMB Scout WorldWide Fund)(a)

                                                                              FOR THE PERIODS ENDED JUNE 30,
                                                               2007          2006          2005          2004          2003
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ....................    $  29.80      $  24.64      $  21.33      $  17.08      $  17.78
                                                             ----------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ...............................        0.48          0.26          0.22          0.16          0.18
    Net realized and unrealized gain (loss) on securities        7.82          5.47          3.31          4.25         (0.70)
                                                             ----------------------------------------------------------------
  Total from investment operations ......................        8.30          5.73          3.53          4.41         (0.52)
                                                             ----------------------------------------------------------------
  DISTRIBUTIONS FROM:
    Net investment income ...............................       (0.45)        (0.27)        (0.22)        (0.16)        (0.18)
    Net realized gain on securities .....................       (1.30)        (0.30)           --            --            --
                                                             ----------------------------------------------------------------
Total distributions .....................................       (1.75)        (0.57)        (0.22)        (0.16)        (0.18)
                                                             ----------------------------------------------------------------
Net asset value, end of period ..........................    $  36.35      $  29.80      $  24.64      $  21.33      $  17.08
                                                             ================================================================
Total return ............................................       28.47%        23.36%        16.58%        25.81%        (2.89)%
                                                             ================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions) .................    $  3,405      $  2,637      $  1,325      $    724      $    446
Ratio of expenses to average net assets .................        0.97%         1.03%         1.04%         1.10%         1.14%
Ratio of net investment income to average net assets ....        1.50%         1.08%         1.10%         0.87%         1.16%
Portfolio turnover rate .................................          19%           23%           19%           12%           12%

UMB SCOUT BOND FUND

                                                                              FOR THE PERIODS ENDED JUNE 30,
                                                               2007          2006          2005          2004          2003
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ....................    $  10.66      $  11.16      $  11.15      $  11.80      $  11.54
                                                             ----------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ...............................        0.44          0.39          0.41          0.43          0.51
    Net realized and unrealized gain (loss) on securities        0.08         (0.47)         0.04         (0.55)         0.48
                                                             ----------------------------------------------------------------
  Total from investment operations ......................        0.52         (0.08)         0.45         (0.12)         0.99
                                                             ----------------------------------------------------------------
  DISTRIBUTIONS FROM:
    Net investment income ...............................       (0.44)        (0.42)        (0.41)        (0.43)        (0.51)
    Net realized gain on securities .....................          --            --         (0.03)        (0.10)        (0.22)
                                                             ----------------------------------------------------------------
Total distributions .....................................       (0.44)        (0.42)        (0.44)        (0.53)        (0.73)
                                                             ----------------------------------------------------------------
Net asset value, end of period ..........................    $  10.74      $  10.66      $  11.16      $  11.15      $  11.80
                                                             ================================================================
Total return ............................................        4.90%         (.71)%        4.08%         (.99)%        8.80%
                                                             ================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions) .................    $     93      $    119      $     76      $     82      $     78
Ratio of expenses to average net assets:
  Net of waivers/Recovery of fees .......................        0.87%         0.87%         0.87%         0.87%         0.87%
  Before waivers ........................................        0.87%         0.90%         0.89%         0.87%         0.87%
Ratio of net investment income to average net assets:
  Net of waivers ........................................        4.04%         3.74%         3.65%         3.76%         4.20%
  Before waivers ........................................        4.05%         3.71%         3.63%         3.76%         4.20%
Portfolio turnover rate .................................          34%           11%           25%           65%           66%

(a) Effective October 31, 2006, the UMB Scout WorldWide Fund was reorganized as the UMB Scout International Fund, and the Fund's investment objective and certain investment policies were changed.

See accompanying Notes to Financial Statements.


--------------------------------------------------------------------------------
48                                                 UMB SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

UMB SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO

                                                                         FOR THE PERIODS ENDED JUNE 30,
                                                          2007          2006          2005          2004          2003
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                        ----------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ..........................        0.05          0.04          0.02          0.01          0.01
                                                        ----------------------------------------------------------------
  DISTRIBUTIONS FROM:
    Net investment income ..........................       (0.05)        (0.04)        (0.02)        (0.01)        (0.01)
                                                        ----------------------------------------------------------------
Net asset value, end of period .....................    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                        ================================================================
Total return .......................................        4.82%         3.62%         1.69%         0.52%         0.92%
                                                        ================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions) ............    $    278      $    205      $    203      $    210      $    334
Ratio of expenses to average net assets ............        0.46%         0.50%         0.51%         0.51%         0.51%
Ratio of net investment income to average net assets        4.73%         3.58%         1.65%         0.52%         0.91%

UMB SCOUT MONEY MARKET FUND - PRIME PORTFOLIO

                                                                         FOR THE PERIODS ENDED JUNE 30,
                                                          2007          2006          2005          2004          2003
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                        ----------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ..........................        0.05          0.04          0.02          0.01          0.01
                                                        ----------------------------------------------------------------
  DISTRIBUTIONS FROM:
    Net investment income ..........................       (0.05)        (0.04)        (0.02)        (0.01)        (0.01)
                                                        ----------------------------------------------------------------
Net asset value, end of period .....................    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                        ================================================================
Total return .......................................        4.90%         3.68%         1.71%         0.54%         0.95%
                                                        ================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions) ............    $    671      $    572      $    517      $    587      $  1,011
Ratio of expenses to average net assets ............        0.46%         0.50%         0.50%         0.51%         0.50%
Ratio of net investment income to average net assets        4.80%         3.64%         1.69%         0.54%         0.94%

UMB SCOUT TAX-FREE MONEY MARKET FUND

                                                                         FOR THE PERIODS ENDED JUNE 30,
                                                          2007          2006          2005          2004          2003
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                        ----------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ..........................        0.03          0.02          0.01            --          0.01
                                                        ----------------------------------------------------------------
  DISTRIBUTIONS FROM:
    Net investment income ..........................       (0.03)        (0.02)        (0.01)           --         (0.01)
                                                        ----------------------------------------------------------------
Net asset value, end of period .....................    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                        ================================================================
Total return .......................................        3.14%         2.37%         1.25%         0.42%         0.71%
                                                        ================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions) ............    $    140      $    110      $    147      $    146      $    197
Ratio of expenses to average net assets ............        0.49%         0.53%         0.51%         0.51%         0.51%
Ratio of net investment income to average net assets        3.10%         2.33%         1.24%         0.42%         0.70%

See accompanying Notes to Financial Statements.


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                 49

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

UMB Scout Funds, a Delaware statutory trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently consists of the following nine diversified portfolios: UMB Scout Stock Fund ("Stock"), UMB Scout Growth Fund ("Growth"), UMB Scout Mid Cap Fund ("Mid Cap"), UMB Scout Small Cap Fund ("Small Cap"), UMB Scout International Fund ("International"), UMB Scout Bond Fund ("Bond"), UMB Scout Money Market Fund - Federal Portfolio ("Money Market - Federal Portfolio"), UMB Scout Money Market Fund - Prime Portfolio ("Money Market - Prime Portfolio") and UMB Scout Tax-Free Money Market Fund ("Tax-Free Money Market"), (individually referred to as a "Fund," or collectively as the "Funds"). Prior to April 2005, the Growth Fund was known as the UMB Scout Stock Select Fund. Prior to October 2006, the International Fund was known as the UMB Scout WorldWide Fund.

The Funds' investment objectives are as follows:

FUND                                    INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
Stock ................................  Long-term growth of capital and income

Growth ...............................  Long-term growth of capital

Mid Cap ..............................  Long-term growth of capital

Small Cap ............................  Long-term growth of capital

International ........................  Long-term growth of capital and income

Bond .................................  Maximum current income consistent with quality and maturity standards

Money Market - Federal Portfolio .....  Maximum income consistent with safety of principal and liquidity

Money Market - Prime Portfolio .......  Maximum income consistent with safety of principal and liquidity

Tax-Free Money Market ................  Highest level of income exempt from federal income tax consistent with
                                        quality and maturity standards

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

A) SECURITY VALUATIONS -- Each security listed on an exchange, except Nasdaq National Market(R) and SmallCap(R) securities, is valued at its last sales price on that exchange. Where the security is listed on more than one exchange the Funds will use the price of that exchange which it generally considers to be the principal exchange on which the security is traded. If there are no sales, the security is valued at the mean between the last current closing bid and asked prices. Nasdaq National Market(R) and SmallCap(R) securities are valued at the Nasdaq Official Closing Price. An unlisted security for which over-the-counter market quotations are readily available is valued at the mean between the last current bid and asked prices. Debt securities (other than short-term instruments maturing within 60 days), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. Securities held in the UMB Scout International Fund may be listed on foreign exchanges that do not value their listed securities at the same time that the Fund calculates its NAV. Most foreign markets close well before the Fund values its securities, generally 3:00 p.m. (Central Time).

      If the Funds' Advisor determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value in accordance with procedures adopted by the Board of Trustees. In addition, the Funds' Advisor will value a security at fair value when significant events that


--------------------------------------------------------------------------------
50                                                 UMB SCOUT FUNDS ANNUAL REPORT
      materially affect the security's price occur after the last available market price and before the Fund calculates its net asset value. The fair value of securities is determined in good faith by taking into account all appropriate factors relevant to the value of the security.

      Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income and distributions to shareholders are recorded on ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis, which is also used for income tax purposes.

B) FOREIGN CURRENCY -- Amounts denominated in, or expected to settle in, foreign currencies (FCs) are translated into United States dollars (US$) at rates provided by an independent pricing service on the following basis:

      a. Market value of investment securities, other than assets and liabilities -- at the closing rate of exchange on June 30, 2007.

      b. Purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates of such transactions (or the average rate if significant rate fluctuations have not occurred).

      The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities; sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the US$ equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

C) SECURITIES LENDING -- Certain Funds may engage in securities lending. The loans are secured by collateral which is at least equal to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for the securities on loan is recognized in the Statements of Assets and Liabilities. The cash collateral is maintained on each Fund's behalf by the lending agent and is invested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset dates) and money market funds. Loans are subject to termination at the option of the borrower of the security. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

      As of June 30, 2007, the value of securities loaned and the payable on collateral due to broker were as follows:

                                 MARKET VALUE       PAYABLE ON
                                OF SECURITIES       COLLATERAL
FUND (in thousands)                 LOANED        DUE TO BROKER
---------------------------------------------------------------
Stock ........................   $      9,544      $      9,839
Growth .......................          4,180             4,309
International ................        605,340           624,056
Bond .........................         38,765            39,963

                                                         Continued on next page.


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                 51

JUNE 30, 2007

Cash collateral was jointly pooled and invested in the following securities as of June 30, 2007:

                                                                   INTERNATIONAL
                                  STOCK FUND       GROWTH FUND         FUND           BOND FUND          TOTAL
-----------------------------------------------------------------------------------------------------------------
Alliance & Leicester PLC
  5.330%, 07/08/07 ............. $    217,645     $     95,312     $ 13,804,532     $    884,011     $ 15,001,500
Allstate Life Global Fund TR
  5.320%, 07/04/07 .............      217,623           95,303       13,803,153          883,921       15,000,000
American Express Credit
  5.320%, 07/20/07 .............      217,623           95,303       13,803,153          883,921       15,000,000
American General Finance
  5.370%, 07/15/07 .............      290,316          127,138       18,413,903        1,179,183       20,010,540
Aust & NZ Banking Group
  5.340%, 07/23/07 .............      217,703           95,338       13,808,261          884,248       15,005,550
Banco Santander Totta LN
  5.320%, 07/16/07 .............      145,067           63,529        9,201,182          589,222        9,999,000
Barclays Capital Repo
  5.250%, 07/02/07 .............      725,407          317,676       46,010,513        2,946,404       50,000,000
Bear Stearns Co., Inc.
  5.400%, 07/05/07 .............      217,796           95,379       13,814,197          884,628       15,012,000
BMW US Capital LLC
  5.300%, 07/05/07 .............      290,167          127,072       18,404,482        1,178,579       20,000,300
Comerica Bank
  5.320%, 07/14/07 .............      217,631           95,307       13,803,705          883,957       15,000,600
Credit Suisse First Boston
  5.585%, 07/15/07 .............      290,583          127,254       18,430,817        1,180,266       20,028,920
Deutsche Bank Repo
  5.350%, 07/02/07 .............      623,850          273,202       39,569,040        2,533,908       43,000,000
DNB NOR Bank ASA
  5.320%, 07/25/07 .............      217,644           95,312       13,804,520          884,009       15,001,485
First Tennessee Bank
  5.330%, 07/17/07 .............      217,665           95,322       13,805,887          884,096       15,002,970
General Electric Capital
  5.280%, 07/24/07 .............      217,622           95,303       13,803,154          883,921       15,000,000
Genworth Global Funding
  5.300%, 07/15/07 .............      217,622           95,303       13,803,154          883,921       15,000,000
Greenwich Capital Holdings
  5.525%, 07/02/07 .............      217,622           95,303       13,803,154          883,921       15,000,000
HSH Nordbank AG NY
  5.330%, 07/21/07 .............      217,666           95,322       13,805,914          884,098       15,003,000
IBM Corp.
  5.280%, 07/02/07 .............      290,101          127,044       18,400,303        1,178,312       19,995,760


--------------------------------------------------------------------------------
52                                                 UMB SCOUT FUNDS ANNUAL REPORT

                                                                   INTERNATIONAL
                                  STOCK FUND       GROWTH FUND         FUND           BOND FUND          TOTAL
-----------------------------------------------------------------------------------------------------------------
ING USA Annuity & Life
  5.360%, 07/26/07 ............. $    217,622     $     95,303     $ 13,803,154     $    883,921     $ 15,000,000
Irish Life & Permanent
  5.340%, 07/22/07 .............      217,644           95,312       13,804,534          884,010       15,001,500
JP Morgan
  5.330%, 07/01/07 .............      217,622           95,303       13,803,154          883,921       15,000,000
J. P. Morgan Chase Repo
  5.375%, 07/02/07 .............      130,573           57,182        8,281,892          530,353        9,000,000
Lehman Brothers Holdings
  5.400%, 07/22/07 .............      145,170           63,574        9,207,725          589,641       10,006,110
Liberty Light US Capital
  5.280%, 07/07/07 .............      217,618           95,301       13,802,877          883,904       14,999,700
Liquid Funding LTD
  5.300%, 07/29/07 .............      217,616           95,300       13,802,739          883,895       14,999,550
Morgan Stanley
  5.435%, 08/09/07 .............      217,622           95,303       13,803,154          883,921       15,000,000
National Rural Util. COOP
  5.330%, 07/01/07 .............      290,191          127,083       18,405,971        1,178,675       20,001,920
Pricoa Global Funding
  5.310%, 07/27/07 .............      144,936           63,472        9,192,900          588,692        9,990,000
Provident Temp Cash
  5.211%, 07/02/07 .............    1,199,633          525,353       76,089,304        4,872,579       82,686,869
Prudential FA
  5.345%, 07/15/07 .............       72,541           31,768        4,601,051          294,640        5,000,000
SLM Corp.
  5.330%, 07/20/07 .............      144,357           63,218        9,156,090          586,335        9,950,000
SLM Corp.
  5.320%, 07/14/07 .............       72,034           31,545        4,568,843          292,578        4,965,000
Societe Generale
  5.310%, 07/02/07 .............      217,643           95,312       13,804,493          884,007       15,001,455
Unicred Ital Bank Ireland
  5.340%, 07/09/07 .............      217,644           95,312       13,804,534          884,010       15,001,500
Unilever Capital Corp.
  5.350%, 07/12/07 .............      145,081           63,535        9,202,103          589,281       10,000,000
Wachovia Securities
  5.410%, 07/02/07 .............      217,622           95,303       13,803,154          883,921       15,000,000
Wells Fargo Company
  5.280%, 07/18/07 .............      217,622           95,303       13,803,154          883,921       15,000,000
Westlb AG
  5.380%, 07/10/07 .............       50,802           22,248        3,222,240          206,345        3,501,635
                                 --------------------------------------------------------------------------------
                                 $  9,838,946     $  4,308,752     $624,056,090     $ 39,963,076     $678,166,864
                                 ================================================================================

                                                         Continued on next page.


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                 53

JUNE 30, 2007

D) FEDERAL INCOME TAXES -- The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore no federal income tax provision is required.

      As of June 30, 2007, the following Funds had net capital loss carryovers:

                                                               MONEY MARKET      MONEY MARKET      TAX-FREE
                                INTERNATIONAL      BOND            FUND              FUND        MONEY MARKET
(in thousands)                       FUND          FUND     FEDERAL PORTFOLIO       PRIME       PORTFOLIO FUND
--------------------------------------------------------------------------------------------------------------
For losses expiring June 30,
  2011  ......................      $  565        $   --            $--              $  1            $25
  2012  ......................       1,666            --             --                --             --
  2013  ......................          --           170             --                --             --
  2014  ......................          --           180             20               106             --
  2015  ......................          --           680              1                 3             --
                                    --------------------------------------------------------------------------
Total ........................      $2,231        $1,030            $21              $110            $25
                                    ==========================================================================

      Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions.

      As of June 30, 2007, Bond, Money Market Fund - Federal Portfolio and Money Market Fund - Prime Portfolio had (in thousands): $868, $3 and $20, respectively, of post-October losses, which are deferred until July 1, 2007 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

E) DISTRIBUTIONS TO SHAREHOLDERS -- Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles in the United States of America. These reclassifications are due to differing treatment for items such as deferral of wash sales, net operating losses and post-October capital losses.

      For Federal income tax purposes, the Stock, Small Cap and International Funds designate capital gain dividends of (in thousands) $10,806, $15,427 and $115,770, respectively, for the year ended June 30, 2007.

      For Federal income tax purposes the Tax-Free Money Market Fund designates tax-exempt income dividends of (in thousands) $4,108 for the year ended June 30, 2007.

      Pursuant to Section 853 of the Internal Revenue Code of 1986, the International Fund designates (in thousands) $67,502 of income derived from foreign sources and $5,919 of foreign taxes paid, respectively, for the year ended June 30, 2007.

      For the year ended June 30, 2007, 91.34%, 100%, 8.23% and 90.75% of the dividends paid from net investment income, including short-term capital gains (if any), for Stock, Growth, Mid Cap and International Funds, respectively, are designated as qualified dividend income.

      Dividends paid by the Stock, Growth, Mid Cap and International Funds, during the fiscal year ended June 30, 2007, which are not designated as capital gain distributions, should be multiplied by 87.77%, 100%, 8.47% and 0.65%, respectively, to arrive at the net amount eligible for the corporate dividend received deduction.

F) AMORTIZATION -- Discounts and premiums on securities purchased are amortized over the life of the respective securities.

G) USE OF ESTIMATES -- The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.


--------------------------------------------------------------------------------
54                                                 UMB SCOUT FUNDS ANNUAL REPORT

H) GUARANTEES AND INDEMNIFICATIONS -- In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A) INVESTMENT ADVISORY FEES -- The Trust, on behalf of the Funds, has entered into an Investment Advisory Agreement (the "Agreement") with Scout Investment Advisors, Inc. (the "Advisor"). Each of the Funds was subject to the following fees under the Agreement for the period from July 1, 2006 through June 30, 2007:

      Stock and Growth -- 0.60% of the first $1 billion of average daily net assets and 0.575% of daily net assets over $1 billion.

      Mid Cap -- 0.80% of the first $1 billion of average daily net assets and 0.70% of daily net assets over $1 billion.

      Small Cap -- 0.75% of the first $1 billion of average daily net assets and 0.65% of daily net assets over $1 billion.

      International -- 0.80% of the first $1 billion of average daily net assets and 0.70% of daily net assets over $1 billion.

      Bond -- 0.57% of the first $1 billion of average daily net assets and 0.52% of daily net assets over $1 billion.

      Money Market - Federal Portfolio and Tax-Free Money Market -- 0.30% of average daily net assets.

      Money Market - Prime Portfolio -- 0.34% of average daily net assets.

      Under an agreement with the Trust, on behalf of Stock, Growth, Mid Cap, and Bond Funds, the Advisor has agreed to subsidize expenses in order to limit the overall expenses of the Stock, Growth, Mid Cap and Bond Funds to no more than 0.90%, 0.90%, 1.40% and 0.87% of each Fund's average daily net assets, respectively, through October 31, 2008. Any time the annual total operating expenses of the UMB Scout Stock Fund, the UMB Scout Growth Fund, the UMB Scout Mid Cap Fund and the UMB Scout Bond Fund are less than each Fund's respective Expense Limit on an annualized basis, the Advisor retains the right to seek reimbursement for any fees previously reduced to the extent that such reimbursement will not cause that Fund's annual total operating expenses to exceed its Expense Limit on an annualized basis. The UMB Scout Stock Fund, the UMB Scout Growth Fund, the UMB Scout Mid Cap Fund, and the UMB Scout Bond Fund are not obligated to reimburse the Advisor for fees that were reduced by the Advisor more than thirty-six months before the date of such reimbursement and no reimbursement will be sought for the periods prior to October 31, 2006. For the fiscal year 2007, the Advisor for the UMB Scout Stock Fund and the UMB Scout Bond Fund recovered previously reimbursed amounts of $19,890 and $2,383 as of June 30, 2007.

      The Funds had the following amounts that were eligible for recovery by the
      Advisor:

                                                     STOCK       GROWTH     MID CAP       BOND
(in thousands)                                        FUND        FUND        FUND        FUND
----------------------------------------------------------------------------------------------
EXPENSES REIMBURSEMENTS ELIGIBLE FOR RECOVERY:
  6/30/04 .........................................   $ --        $ --        $ --        $ --
  6/30/05 .........................................     15          26          --          14
  6/30/06 .........................................     37         125          --          35
                                                      ----------------------------------------
  Totals ..........................................   $ 52        $151        $ --        $ 49
                                                      ========================================

                                                         Continued on next page.


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                 55

JUNE 30, 2007

B) ADMINISTRATION AND FUND ACCOUNTING FEES -- The Trust, on behalf of the Funds, has entered into an Administration and Fund Accounting Agreement with UMB Fund Services, Inc. ("UMBFS"), an affiliate of the Advisor. Each of the Funds was subject to the following fees under the Administration and Fund Accounting Agreement for the period from July 1, 2006 through June 30, 2007:

      Stock, Growth, Mid Cap, Small Cap, Bond, Money Market - Federal Portfolio, Money Market - Prime Portfolio and Tax-Free Money Market -- 0.10% of the first $250 million of average daily net assets, 0.075% of the next $250 million of average daily net assets, 0.050% of the next $250 million of average daily net assets and 0.030% of daily net assets over $750 million.

      International -- 0.12% of the first $250 million of average daily net assets, 0.095% of the next $250 million of average daily net assets, 0.070% of the next $250 million of average daily net assets and 0.050% of daily net assets over $750 million.

C) SHAREHOLDER SERVICING FEES -- UMBFS also serves as the Funds' transfer agent. UMBFS is paid a fee for these services based on the number of shareholder accounts and activity levels.

D) CUSTODIAN FEES -- UMB Bank, n.a. (the "Bank"), an affiliate of the Advisor, serves as the Funds' custodian. The Bank receives a fee for its services based on the value of securities held in the Funds and the number of transactions.

E) GENERAL -- Certain of the Officers and Directors of the Trust are Officers and Directors of one or more of the above companies.

3. INVESTMENT TRANSACTIONS

The aggregate amounts of security transactions during the year ended June 30, 2007, excluding short-term investments, were as follows:

                                            OTHER THAN
                                          U.S. GOVERNMENT     U.S. GOVERNMENT
(in thousands)                              SECURITIES          SECURITIES
-----------------------------------------------------------------------------
STOCK FUND:
  Purchases ............................   $     75,063        $         --
  Sale/Maturity proceeds ...............   $    107,475        $         --
GROWTH FUND:
  Purchases ............................   $     25,143        $         --
  Sale/Maturity proceeds ...............   $     36,214        $         --
MID CAP FUND:
  Purchases ............................   $     70,347        $         --
  Sale/Maturity proceeds ...............   $     44,237        $         --
SMALL CAP FUND:
  Purchases ............................   $  1,358,967        $         --
  Sale/Maturity proceeds ...............   $  1,202,857        $         --
INTERNATIONAL FUND:
  Purchases ............................   $    665,460        $         --
  Sale/Maturity proceeds ...............   $    531,804        $         --
BOND FUND:
  Purchases ............................   $         --        $     36,310
  Sale/Maturity proceeds ...............   $      5,362        $     58,168

The aggregate amounts of security transactions during the year ended June 30, 2007, excluding short-term investments, for the money market funds were as follows:

                                            OTHER THAN
                                          U.S. GOVERNMENT     U.S. GOVERNMENT
(in thousands)                              SECURITIES          SECURITIES
-----------------------------------------------------------------------------
MONEY MARKET FUND - FEDERAL PORTFOLIO:
  Purchases ............................   $         --        $  6,576,085
  Sale/Maturity proceeds ...............   $         --        $  6,510,968
MONEY MARKET FUND - PRIME PORTFOLIO:
  Purchases ............................   $ 15,625,932        $  2,484,570
  Sale/Maturity proceeds ...............   $ 15,027,642        $  2,997,826
TAX-FREE MONEY MARKET FUND:
  Purchases ............................   $    689,870        $         --
  Sale/Maturity proceeds ...............   $    659,237        $         --


--------------------------------------------------------------------------------
56                                                 UMB SCOUT FUNDS ANNUAL REPORT

4. FEDERAL TAX INFORMATION

At June 30, 2007, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

                                                     STOCK          GROWTH        MID CAP       SMALL CAP    INTERNATIONAL
(in thousands)                                        FUND           FUND           FUND           FUND           FUND
--------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation .......................   $    14,508    $     2,284    $     2,980    $   101,487    $ 1,104,626
Unrealized depreciation .......................          (145)          (449)          (536)        (8,259)       (15,263)
                                                  -----------------------------------------------------------------------
Net unrealized appreciation (depreciation) ....   $    14,363    $     1,835    $     2,444    $    93,228    $ 1,089,363
                                                  =======================================================================
Cost of securities on a tax basis .............   $    88,170    $    23,942    $    28,205    $   624,793    $ 2,944,923
                                                  =======================================================================

                                                                   MONEY MARKET      MONEY MARKET      TAX-FREE
                                                      BOND             FUND               FUND      MONEY MARKET
(in thousands)                                        FUND      FEDERAL PORTFOLIO   PRIME PORTFOLIO      FUND
----------------------------------------------------------------------------------------------------------------
Unrealized appreciation .......................   $       269      $        --        $        --    $        --
Unrealized depreciation .......................        (2,258)              --                 --             --
                                                  --------------------------------------------------------------
Net unrealized appreciation (depreciation) ....   $    (1,989)     $        --        $        --    $        --
                                                  ==============================================================
Cost of securities on a tax basis .............   $   134,459      $   274,711        $   678,626    $   139,236
                                                  ==============================================================

The tax character of distributions paid during the fiscal year ended June 30, 2007 and fiscal year ended June 30, 2006 were as follows:

                                   STOCK FUND          GROWTH FUND        MID CAP FUND       SMALL CAP FUND    INTERNATIONAL FUND
                               ------------------  ------------------  ------------------  ------------------  ------------------
                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,
(in thousands)                   2007      2006      2007      2006      2007      2006      2007      2006      2007      2006
---------------------------------------------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ...........  $  1,842  $  2,682  $    109  $     51  $     18  $     --  $ 19,025  $  4,521  $ 42,177  $ 22,349
  Net long-term capital gains    10,806    12,071        --        --        --        --    15,427     6,265   115,770    20,492
                               --------------------------------------------------------------------------------------------------
Total taxable distributions..    12,648    14,753       109        51        18        --    34,452    10,786   157,947    42,841
  Exempt interest ...........        --        --        --        --        --        --        --        --        --        --
                               --------------------------------------------------------------------------------------------------
Total distributions paid ....  $ 12,648  $ 14,753  $    109  $     51  $     18  $     --  $ 34,452  $ 10,786  $157,947  $ 42,841
                               ==================================================================================================

                                                                       MONEY MARKET FUND   MONEY MARKET FUND        TAX-FREE
                                                       BOND FUND       FEDERAL PORTFOLIO    PRIME PORTFOLIO    MONEY MARKET FUND
                                                   ------------------  ------------------  ------------------  ------------------
                                                     YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                                    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                                   JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,  JUNE 30,
(in thousands)                                       2007      2006      2007      2006      2007      2006      2007      2006
---------------------------------------------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ...............................  $  4,403  $  4,454  $ 11,541  $  7,390  $ 31,253  $ 19,509  $     --  $     --
  Net long-term capital gains ...................        --        --        --        --        --        --        --        --
                                                   ------------------------------------------------------------------------------
Total taxable distributions .....................     4,403     4,454    11,541     7,390    31,253    19,509        --        --
  Exempt interest ...............................        --        --        --        --        --        --     4,107     3,129
                                                   ------------------------------------------------------------------------------
Total distributions paid ........................  $  4,403  $  4,454  $ 11,541  $  7,390  $ 31,253  $ 19,509  $  4,107  $  3,129
                                                   ==============================================================================

As of June 30, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

                                                                                                        MONEY      MONEY
                                                                                                        MARKET     MARKET   TAX-FREE
                                                                                                         FUND       FUND     MONEY
                                         STOCK   GROWTH   MID CAP  SMALL CAP  INTERNATIONAL   BOND     FEDERAL     PRIME     MARKET
(in thousands)                            FUND    FUND      FUND      FUND         FUND       FUND    PORTFOLIO  PORTFOLIO    FUND
------------------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income           $   379  $    4    $1,105   $     --   $    21,385   $     2     $ --      $  --      $ --
Undistributed long-term capital gains     6,836     305         4     52,789        37,828        --       --         --        --
                                        ------------------------------------------------------------------------------------------
Tax accumulated earnings                  7,215     309     1,109     52,789        59,213         2       --         --        --
Accumulated capital and other losses         --      --        --         --        (2,272)   (1,898)     (24)      (130)      (25)
Unrealized appreciation (depreciation)   14,363   1,835     2,444     93,228     1,089,363    (1,989)      --         --        --
                                        ------------------------------------------------------------------------------------------
Total accumulated earnings (deficit)    $21,578  $2,144    $3,553   $146,017   $ 1,146,304   $(3,885)    $(24)     $(130)     $(25)
                                        ==========================================================================================


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                 57

JUNE 30, 2007

5. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. To the extent that a tax benefit of a position is not deemed to meet the more-likely-than-not threshold, the Funds would report an income tax expense in the Statement of Operations. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48, and the impact of this standard on the financial statements has not yet been determined.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). The Statement defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. Management has recently begun to evaluate the application of the Statement to the Funds, and is not in a position at this time to evaluate the significance of its impact, if any, on the Funds' financial statements.

In addition, in February 2007, FASB issued "Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. Management has recently begun to evaluate the application of the Statement to the Funds, and is not in a position at this time to evaluate the significance of its impact, if any, on the Funds' financial statements.


--------------------------------------------------------------------------------
58                                                 UMB SCOUT FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AUDIT COMMITTEE, BOARD OF TRUSTEES AND SHAREHOLDERS
UMB SCOUT FUNDS
KANSAS CITY, MISSOURI

We have audited the accompanying statements of assets and liabilities of the UMB Scout Stock Fund, UMB Scout Growth Fund, UMB Scout Mid Cap Fund, UMB Scout Small Cap Fund, UMB Scout International Fund, UMB Scout Bond Fund, UMB Scout Money Market Fund (Federal and Prime portfolios) and UMB Scout Tax-Free Money Market Fund (all the funds comprising the UMB Scout Funds, hereafter referred to as "the Funds"), including the schedules of investments, as of June 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the UMB Scout Funds as of June 30, 2007, and the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended and the financial highlights for each of the five years then ended in conformity with accounting principles generally accepted in the United States of America.

BKD, LLP

Houston, Texas
August 16, 2007


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                 59

EXPENSE EXAMPLE
JUNE 30, 2007

EXPENSE EXAMPLE

As a shareholder of the UMB Scout Funds (the "Funds"), you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. In addition, shareholders of the UMB Scout International Fund, UMB Scout Mid Cap Fund and UMB Scout Small Cap Fund will be charged a 2.00% redemption fee for shares redeemed or exchanged within two months of purchase. The Example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007 to June 30, 2007.

ACTUAL EXPENSES

The first line of the table below under each Funds' name entitled "Actual" provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below under each Funds' name entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in a Fund through a financial intermediary or the redemption fee charged in certain circumstances for UMB Scout International Fund, UMB Scout Mid Cap Fund and UMB Scout Small Cap Fund. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included your costs would have been higher.

                                                                                                  EXPENSES
                                                                                                    PAID
                                                   BEGINNING        ENDING                         DURING
                                                    ACCOUNT         ACCOUNT       ANNUALIZED       PERIOD
                                                     VALUE           VALUE         EXPENSE        1/1/07-
FUND                                                 1/1/07         6/30/07         RATIO         6/30/07*
----------------------------------------------------------------------------------------------------------
UMB SCOUT STOCK FUND
  Actual ........................................  $1,000.00       $1,062.80       0.9027%         $4.62
  Hypothetical ..................................   1,000.00        1,020.52       0.9027%          4.52
UMB SCOUT GROWTH FUND
  Actual ........................................   1,000.00        1,073.80       0.9026%          4.64
  Hypothetical ..................................   1,000.00        1,020.52       0.9026%          4.52
UMB SCOUT MID CAP FUND
  Actual ........................................   1,000.00        1,178.60       1.4009%          7.57
  Hypothetical ..................................   1,000.00        1,018.05       1.4009%          7.01
UMB SCOUT SMALL CAP FUND
  Actual ........................................   1,000.00        1,123.60       1.0578%          5.57
  Hypothetical ..................................   1,000.00        1,019.75       1.0578%          5.30
UMB SCOUT INTERNATIONAL FUND
  Actual ........................................   1,000.00        1,123.70       0.9977%          5.25
  Hypothetical ..................................   1,000.00        1,020.05       0.9977%          5.00
UMB SCOUT BOND FUND
  Actual ........................................   1,000.00        1,009.40       0.8740%          4.35
  Hypothetical ..................................   1,000.00        1,020.67       0.8740%          4.38
UMB SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO
  Actual ........................................   1,000.00        1,023.90       0.4539%          2.28
  Hypothetical ..................................   1,000.00        1,022.75       0.4539%          2.28
UMB SCOUT MONEY MARKET FUND - PRIME PORTFOLIO
  Actual ........................................   1,000.00        1,024.20       0.4566%          2.29
  Hypothetical ..................................   1,000.00        1,022.74       0.4566%          2.29
UMB SCOUT TAX-FREE MONEY MARKET FUND
  Actual ........................................   1,000.00        1,015.80       0.4733%          2.37
  Hypothetical ..................................   1,000.00        1,022.65       0.4733%          2.37

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 184/365 (to reflect the half-year period).


--------------------------------------------------------------------------------
60                                                 UMB SCOUT FUNDS ANNUAL REPORT

RENEWAL OF INVESTMENT ADVISORY AGREEMENTS

In February 2007, the Board of Trustees of the UMB Scout Funds renewed the Investment Advisory Agreements with Scout Investment Advisors, Inc. (the "Advisor") for each of the Funds (except for the Mid Cap Fund, which had been approved in August 2006 for an initial two year term). After evaluating the services provided by the Advisor, and reviewing the performance and operations of the Funds, the Trustees, including the independent Trustees, unanimously concluded that it was in the best interests of the Funds and their shareholders to continue the agreements for an additional year.

As part of their review, the independent Trustees requested and reviewed information regarding the advisory services performed, the nature and qualifications of the investment staff, Fund performance and expenses, related administrative services provided by the Advisor, and other contributions by the Advisor, including product development initiatives, as well as revenue sharing payments from the Advisor's own resources in furtherance of distribution of Funds and servicing of Fund shareholders. The information included material obtained from an independent third party comparing each Fund's performance against an appropriate benchmark, as well as against the performance of an appropriate peer group.

With regard to advisory services, staffing and performance, the Trustees considered information specifically provided in connection with the proposed renewals, as well as information provided at quarterly Board meetings throughout the year. The Trustees met with the Advisor's senior management team, as well as the senior investment professionals responsible for managing each Fund. The Trustees expressed appreciation that each Fund enjoyed the benefit of portfolio managers with extensive experience and expertise in the investment strategy specific to each Fund. The Trustees were satisfied with the quality and performance of the investment professionals serving each Fund, as well as the investment and administrative resources available from the Advisor and considered the performance of each Fund to be sufficient to support the decision to renew the agreement.

The Trustees also reviewed the investment advisory fees payable to the Advisor under each agreement and overall expense levels of the Funds, including independent third party information comparing advisory fees and overall fund expense levels with other mutual funds. The Trustees also viewed favorably the Advisor's one-year contractual commitment to subsidize expenses of the Stock, Growth and Bond Funds as necessary to maintain competitive expense levels. The Trustees considered the Advisor's profitability with respect to each Fund. For some Funds, the Advisor had negative profitability. For most Funds, the Advisor was experiencing profits; however, the Trustees concluded that the profits were reasonable in view of the services provided to the Funds. The Trustees also considered whether the Funds were experiencing economies of scale and compared the breakpoints in the advisory fees for the Funds; other than the Money Market Funds, which did not have breakpoints, with breakpoints for peer funds within similar asset categories. The initial advisory fee levels for the Funds were significantly lower than the Funds' respective peer groups and the Trustees noted that the Funds' fees are more in line with peer group funds at the third or fourth breakpoint. The Trustees concluded that further breakpoints were not warranted at the time, given the facts.

Based upon their review, the Trustees determined that the advisory fees proposed to be payable by each Fund to the Advisor were fair and reasonable in view of the nature and quality of services provided under all of the circumstances, and determined to renew the agreements.


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                 61

TRUSTEES AND OFFICERS

                                                                                                          NUMBER OF    OTHER
                               POSITION(S)                                                                PORTFOLIOS   DIRECTORSHIPS
                               HELD WITH    TERM OF OFFICE AND           PRINCIPAL OCCUPATION(S)          IN COMPLEX   HELD BY
NAME, ADDRESS AND BIRTHDATE    FUND         LENGTH OF TIME SERVED        DURING PAST 5 YEARS              OVERSEEN     TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Andrea F. Bielsker             Trustee      Trustee since 2005. Shall    Chief Financial Officer since         9       None
1010 Grand Boulevard                        serve as Trustee until her   2007, Brooke Credit Corporation;
Kansas City, Missouri 64106                 resignation, or until        Senior Vice President, Finance,
11/16/58                                    terminated or until          Chief Financial Officer and
                                            successor is elected and     Treasurer from 2002-05, Great
                                            qualified.                   Plains Energy.
------------------------------------------------------------------------------------------------------------------------------------
William B. Greiner*            Trustee      Trustee since 2005. Shall    Chief Investment Officer, UMB         9       None
1010 Grand Boulevard                        serve as Trustee until his   Bank, n.a. and Scout Investment
Kansas City, Missouri 64106                 resignation, or until        Advisors, Inc. since 2004; from
03/05/54                                    terminated or until his      2003-04 managed private accounts
                                            successor is elected and     at True North. Prior to 2003,
                                            qualified.                   Chief Investment Officer, UMB
                                                                         Bank, n.a. and President of
                                                                         Scout Investment Advisors, Inc.
                                                                         since its inception in 2001.
------------------------------------------------------------------------------------------------------------------------------------
Dr. William E. Hoffman         Trustee      Trustee since 1982. Shall    Orthodontist.                         9       None
1010 Grand Boulevard                        serve as Trustee until his
Kansas City, Missouri 64106                 resignation, or until
04/11/38                                    terminated or until his
                                            successor is elected and
                                            qualified.
------------------------------------------------------------------------------------------------------------------------------------
Eric T. Jager                  Trustee      Trustee since 1987. Shall    President, Windcrest Investment       9       Nygaard
1010 Grand Boulevard                        serve as Trustee until his   Management, Inc.; Executive Vice              Corporation
Kansas City, Missouri 64106                 resignation, or until        President -- Investments,
06/19/42                                    terminated or until his      Bartlett and Company.
                                            successor is elected and
                                            qualified.
------------------------------------------------------------------------------------------------------------------------------------
Stephen F. Rose                Chairman,    Chairman since 2005;         Chairman, Sun Publications, Inc.      9       None
1010 Grand Boulevard           Trustee      Trustee since 1989. Shall
Kansas City, Missouri 64106                 serve as Chairman, Trustee
11/05/47                                    until his resignation, or
                                            until terminated or until
                                            his successor is elected
                                            and qualified.

* Mr.9 Greiner is considered to be an "interested person" of the Funds under the Investment Company Act of 1940, as amended, due to his employment by Scout Investment Advisors, Inc., the Funds' investment advisor.

      Total compensation for the independent trustees totaled $150,000 for the period ended June 30, 2007.

      The UMB Scout Funds' Statement of Additional Information (SAI) includes additional information about the Funds' directors and trustees. The SAI is available, without charge, upon request, by calling toll free 800-996-2862.


--------------------------------------------------------------------------------
62                                                 UMB SCOUT FUNDS ANNUAL REPORT

                                                                                                          NUMBER OF    OTHER
                               POSITION(S)                                                                PORTFOLIOS   DIRECTORSHIPS
                               HELD WITH    TERM OF OFFICE AND           PRINCIPAL OCCUPATION(S)          IN COMPLEX   HELD BY
NAME, ADDRESS AND BIRTHDATE    FUND         LENGTH OF TIME SERVED        DURING PAST 5 YEARS              OVERSEEN     TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Gary W. DiCenzo                President    President since 2005; Vice   Executive Vice President, UMB        N/A      N/A
1010 Grand Boulevard                        President since 2004. Shall  Bank, n.a. since 2004. From 2003
Kansas City, Missouri 64106                 serve as President at the    to 2004, Senior Vice President,
10/27/62                                    pleasure of the Board        UMB Bank, n.a. Prior to 2003,
                                            until his resignation, or    Vice President, Driehaus Capital
                                            termination or until his     Management.
                                            successor is elected and
                                            qualified.
------------------------------------------------------------------------------------------------------------------------------------
James L. Moffett               Principal    Principal Executive Officer  Executive Vice President, UMB        N/A      N/A
1010 Grand Boulevard           Executive    since 2003. Shall serve as   Bank, n.a. and Chairman, Scout
Kansas City, Missouri 64106    Officer      Principal Executive Officer  Investment Advisors, Inc. since
03/27/41                                    at the pleasure of the       2001. Lead manager of UMB Scout
                                            Board until his              Stock and International Funds.
                                            resignation, or termination
                                            or until his successor is
                                            elected and qualified.
------------------------------------------------------------------------------------------------------------------------------------
Constance E. Martin            Secretary    Secretary since 2005. Shall  Fund Administrator, Acctg &          N/A      N/A
1010 Grand Boulevard                        serve as Secretary at the    Admin., UMB Fund Services, Inc.
Kansas City, Missouri 64106                 pleasure of the Board or     since 2005, Compliance Officer,
09/30/61                                    until her resignation, or    UMB Scout Funds, 2003-04,
                                            termination or until her     Director-Mutual Fund Client
                                            successor is elected and     Relations, Jones & Babson, Inc.
                                            qualified.                   from 1986-2003.
------------------------------------------------------------------------------------------------------------------------------------
C. Warren Green                Treasurer    Treasurer and Principal      Vice President and Chief             N/A      N/A
1010 Grand Boulevard           and          Financial Officer since      Financial Officer, Asset
Kansas City, Missouri 64106    Principal    2005. Shall serve as         Management Division, UMB Bank,
12/27/58                       Financial    Treasurer and Principal      n.a. since 2000.
                               Officer      Financial Officer at the
                                            pleasure of the Board or
                                            until his resignation or
                                            termination or until his
                                            successor is elected and
                                            qualified.
------------------------------------------------------------------------------------------------------------------------------------
Bradley S. Kastler             Chief        Chief Compliance Officer     Current Senior Vice President and    N/A      N/A
1010 Grand Boulevard           Compliance   since 2004. Shall serve as   served as Director of Financial
Kansas City, Missouri 64106    Officer      Chief Compliance Officer     Services Compliance since 2004;
03/01/63                                    at the pleasure of the       from 2001-04, Vice President and
                                            Board or until his           Financial Services Audit Director,
                                            resignation, or termination  UMB Financial Corporation.
                                            or until his successor is
                                            elected and qualified.


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                 63

                      PROXY VOTING POLICIES AND PROCEDURES

For a description of the polices and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 800-996-2862 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at www.sec.gov as well as the
   Funds' website at www.umbscoutfunds.com. Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June
  30, 2007, is available as of August 31, 2007 without charge, upon request, by calling 800-996-2862 or by accessing the website of the Securities and Exchange
                                   Commission.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form
   N-Q. Each Fund's Form N-Q is available on the website of the Securities and Exchange Commission at www.sec.gov, and may also be reviewed and copied at the
    Commission's Public Reference Room in Washington, DC. Information on the
        operation of the Public Reference Room may be obtained by calling
                                 1-800-SEC-0330.

This report has been prepared for the information of the Shareholders of the UMB Scout Stock Fund, the UMB Scout Growth Fund, the UMB Scout Mid Cap Fund, the UMB Scout Small Cap Fund, the UMB Scout International Fund, the UMB Scout Bond Fund,
  the UMB Scout Money Market Fund and the UMB Scout Tax-Free Money Market Fund, and is not to be construed as an offering of the shares of the Funds.

Not authorized for distribution unless accompanied or preceded by a current UMB
                             Scout Funds prospectus.

    The UMB Scout Funds are distributed by UMB Distribution Services, LLC, an affiliate of UMB Financial Corporation, and managed by Scout Investment
                 Advisors, Inc., a subsidiary of UMB Bank, n.a.

                    UMB SCOUT FUNDS
                      Stock Fund
                      Growth Fund
                      Mid Cap Fund
                      Small Cap Fund
                      International Fund
                      Bond Fund
                      Money Market Fund - Federal Portfolio
                      Money Market Fund - Prime Portfolio
                      Tax-Free Money Market Fund

                    INVESTMENT ADVISOR
                      Scout Investment Advisors, Inc.
                      Kansas City, Missouri

                    AUDITORS
                      BKD, LLP
                      Houston, Texas

                    LEGAL COUNSEL
                      Stradley Ronon Stevens & Young, LLP
                      Philadelphia, Pennsylvania

                    CUSTODIAN
                      UMB Bank, n.a.
                      Kansas City, Missouri

                    DISTRIBUTOR
                      UMB Distribution Services, LLC
                      Milwaukee, Wisconsin

                    TRANSFER AGENT
                      UMB Fund Services, Inc.
                      Milwaukee, Wisconsin



                                     [LOGO]
                                UMB | SCOUT FUNDS

                                  P.O. Box 1241
                            Milwaukee, WI 53201-1241

                             TOLL FREE 800-996-2862

                               umbscoutfunds.com

                     "UMB," "Scout" and the Scout design -
                            Reg. U.S. Pat & Tr. Off.

                               UMB | SCOUT FUNDS



                     MONEY MARKET FUND -- FEDERAL PORTFOLIO
                                     (UMFXX)

                      MONEY MARKET FUND -- PRIME PORTFOLIO
                                    (UMPXX)

                           TAX-FREE MONEY MARKET FUND
                                    (UMTXX)



                         ANNUAL REPORT | JUNE 30, 2007

TABLE OF CONTENTS

  Money Market Fund ......................................................     1

  Tax-Free Money Market Fund .............................................     6

  Statements of Assets and Liabilities ...................................    11

  Statements of Operations ...............................................    12

  Statements of Changes in Net Assets ....................................    13

  Financial Highlights ...................................................    15

  Notes to Financial Statements ..........................................    16

  Report of Independent Registered Public Accounting Firm ................    20

  Expense Example ........................................................    21

  Trustees and Officers ..................................................    23

SHARES OF THE UMB SCOUT FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, NOR GUARANTEED BY, UMB BANK, N.A. OR ANY OTHER BANKING INSTITUTION; NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENT AGENCY. THESE SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL INVESTED.


--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

OBJECTIVE:

THE UMB SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO AND UMB SCOUT MONEY MARKET FUND - PRIME PORTFOLIO EACH SEEK MAXIMUM INCOME CONSISTENT WITH SAFETY OF PRINCIPAL AND LIQUIDITY BY INVESTING IN HIGH-QUALITY, SHORT-TERM DEBT OBLIGATIONS.

MONEY MARKET FUND

The UMB Scout Money Market Fund - Prime Portfolio provided returns of 4.90%, 2.34% and 3.45% for the one-, five- and ten-year periods ended June 30, 2007. The UMB Scout Money Market Fund - Federal Portfolio provided returns of 4.82%, 2.30% and 3.39% for the one-, five- and ten-year periods ended June 30, 2007. The Funds' current yields as of June 30, 2007 were 4.89% and 4.71%, respectively. The Lipper Money Market Fund Index provided returns of 4.82%, 2.30% and 3.43% for the one-, five- and ten-year periods ended June 30, 2007. The performance data quoted represents past performance, which does not guarantee future results. Current performance may be lower or higher than the performance information quoted here. To obtain performance information current to the most recent month-end and 7-day yield, please call 800-996-2862 or visit www.umbscoutfunds.com.

The Federal Open Market Committee (the "FOMC") spent the entire fiscal year ended June 30 "on hold" -- maintaining the overnight Fed Funds rate at 5.25%. This has been an exceptionally long period without any change in monetary policy and is indicative of an economic environment nearly in balance with the proper blend of growth and modest inflation. Once again, Money Market returns were nearly equal to those generated by the broad bond markets, very near 5% for the year. With the treasury yield curve indicating that the FOMC is likely to be on hold for the foreseeable future, Money Market yields are nearly equal to those of most sectors of the longer maturity (higher risk) bond market.

With inflation appearing to be in check and economic growth stable, the Advisor believes the FOMC is likely to remain "on hold" into 2008, and at this time forecasts that there is very little risk of additional increases to overnight rates.

                                                         Continued on next page.


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                  1

Therefore, the Advisor will secure additional yield with longer maturity assets when possible and is currently comfortable maintaining an average maturity around 45 days.

Thank you for your continued support of the UMB Scout Funds.

J. ERIC KELLEY
Scout Investment Advisors, Inc.

FUND DIVERSIFICATION
UMB SCOUT MONEY MARKET FUND -- FEDERAL PORTFOLIO (UMFXX)

                                   [pie chart]

Government & Agencies ....................................................  100%

Based on total net assets as of June 30, 2007. Subject to change.

FUND DIVERSIFICATION
UMB SCOUT MONEY MARKET FUND -- PRIME PORTFOLIO (UMPXX)

                                   [pie chart]

Commercial Paper .........................................................   41%
Government & Agencies ....................................................   24%
Corporate Bonds ..........................................................   20%
Municipal Bonds ..........................................................   15%

Based on total net assets as of June 30, 2007. Subject to change.

An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.


--------------------------------------------------------------------------------
2                                                  UMB SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
JUNE 30, 2007

MONEY MARKET FUND -- FEDERAL PORTFOLIO

 PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 98.7%
FEDERAL HOME LOAN BANK -- 74.0%
$ 47,000,000  4.750%, 07/02/07 ................................  $   46,993,798
   5,675,000  5.375%, 07/18/07 ................................       5,675,196
   2,500,000  3.000%, 08/06/07 ................................       2,494,183
   1,000,000  5.000%, 08/08/07 ................................         999,600
     500,000  Variable Rate, 08/28/07 .........................         499,688
   5,000,000  5.250%, 09/04/07 ................................       4,999,105
   1,000,000  5.150%, 09/05/07 ................................         999,435
  13,925,000  5.200%, 09/05/07 ................................      13,925,000
     500,000  Variable Rate, 09/06/07 .........................         499,270
   5,000,000  5.150%, 09/19/07 ................................       5,000,000
   1,150,000  5.040%, 09/21/07 ................................       1,149,081
  10,000,000  5.250%, 09/24/07 ................................      10,000,000
   9,425,000  5.200%, 09/26/07 ................................       9,425,000
   2,000,000  4.050%, 09/28/07 ................................       1,993,710
   3,000,000  5.200%, 10/01/07 ................................       3,000,000
   4,500,000  5.250%, 10/01/07 ................................       4,500,000
   4,444,448  3.580%, 10/02/07 ................................       4,424,448
   2,500,000  Variable Rate, 10/03/07 .........................       2,500,000
   2,500,000  3.600%, 10/19/07, callable ......................       2,488,303
   7,000,000  Variable Rate, 11/01/07 .........................       6,984,439
   1,595,000  Variable Rate, 11/06/07 .........................       1,589,919
   6,000,000  5.250%, 11/13/07 ................................       6,000,000
   5,000,000  5.220%, 11/14/07, callable ......................       5,000,000
   4,500,000  Variable Rate, 11/15/07 .........................       4,499,280
   5,000,000  5.250%, 11/16/07, callable ......................       5,000,000
   5,000,000  5.250%, 11/16/07 ................................       5,000,000
   2,500,000  5.200%, 11/21/07, callable ......................       2,500,000
   1,250,000  Variable Rate, 12/03/07 .........................       1,242,941
   1,000,000  Variable Rate, 12/19/07 .........................         998,052
   5,000,000  5.250%, 12/19/07, callable ......................       5,000,000
   3,000,000  5.250%, 12/26/07 ................................       3,000,000
   1,700,000  3.300%, 01/17/08 ................................       1,681,875
  10,000,000  Variable Rate, 01/24/08 .........................      10,000,000
  10,000,000  Variable Rate, 02/07/08 .........................       9,999,131
  15,000,000  Variable Rate, 02/28/08 .........................      15,000,000
     800,000  3.250%, 04/14/08 ................................         787,741
                                                                 --------------
TOTAL FEDERAL HOME LOAN BANK ..................................     205,849,195
                                                                 ==============
FEDERAL HOME LOAN MORTGAGE CORP. -- 5.9%
  10,048,000  5.230%, 07/20/07 ................................      10,020,742
   3,422,000  5.000%, 08/09/07 ................................       3,420,638
   3,000,000  4.000%, 08/17/07 ................................       2,994,964
                                                                 --------------
TOTAL FEDERAL HOME LOAN MORTGAGE CORP. ........................      16,436,344
                                                                 ==============
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 18.8%
  10,000,000  5.230%, 07/12/07 ................................       9,984,325
   1,440,000  4.250%, 07/15/07 ................................       1,439,395
  10,000,000  5.130%, 07/16/07 ................................       9,978,625
  10,000,000  5.130%, 07/23/07 ................................       9,968,650
  10,000,000  5.130%, 07/24/07 ................................       9,967,225
   5,000,000  3.310%, 07/30/07, callable ......................       4,992,485
   5,100,000  4.750%, 08/10/07 ................................       5,096,285
   1,000,000  4.375%, 09/07/07 ................................         998,096
                                                                 --------------
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION ...................      52,425,086
                                                                 ==============
TOTAL U.S. GOVERNMENT AGENCIES
(COST $274,710,625) -- 98.7% ..................................     274,710,625
                                                                 ==============
TOTAL INVESTMENTS
(COST $274,710,625) -- 98.7% ..................................     274,710,625

Other assets less liabilities -- 1.3% .........................       3,546,779
                                                                 --------------
TOTAL NET ASSETS -- 100.0%
  (equivalent to $1.00 per share;
  unlimited shares of $0.01 par value
  capital shares authorized;
  278,315,637 shares outstanding) .............................  $  278,257,404
                                                                 ==============

Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.          Continued on next page.


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                  3

SCHEDULE OF INVESTMENTS
JUNE 30, 2007

MONEY MARKET FUND -- PRIME PORTFOLIO

 PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------
SHORT-TERM CORPORATE NOTES -- 61.4%
              Abbott Laboratories
$ 15,000,000    5.270%, 07/06/07 ..............................  $   14,989,022
              AIG Capital Funding, Inc.
  20,000,000    5.260%, 07/02/07 ..............................      19,997,078
     536,000    5.135%, 08/17/07 ..............................         532,406
              American Express Credit Corp.
  15,000,000    5.250%, 07/05/07 ..............................      14,991,250
  12,000,000    5.280%, 07/06/07 ..............................      11,991,200
   1,420,000    3.750%, 11/20/07 ..............................       1,411,894
              American General Finance Corp.
   7,350,000    Variable Rate, 08/16/07 .......................       7,351,323
   1,550,000    4.500%, 11/15/07 ..............................       1,545,556
              American Honda Finance Corp.
   2,000,000    Variable Rate, 09/19/073 ......................       2,000,318
   5,000,000    Variable Rate, 02/20/083 ......................       5,000,000
              Austin, Texas Comb. Utility Systems
   6,014,000    5.270%, 07/02/07 ..............................       6,013,120
              Bank of America Corp.
   3,000,000    6.625%, 10/15/07 ..............................       3,010,190
              Bank of Ireland
   1,500,000    4.434%, 07/12/07 ..............................       1,497,557
   8,100,000    5.300%, 07/13/07 ..............................       8,085,625
   4,103,000    5.093%, 08/03/07 ..............................       4,083,141
              Bank of New York
   5,000,000    4.140%, 08/02/07 ..............................       4,994,196
              Bank of Nova Scotia
  15,000,000    Variable Rate, 04/02/08 .......................      14,996,598
              Berkshire Hathaway, Inc.
   1,000,000    Variable Rate, 01/11/08 .......................       1,000,560
              Branch Banking & Trust
  10,000,000    Variable Rate, 11/30/07 .......................      10,000,341
              Cargill, Inc.
  17,640,000    5.270%, 07/06/07 ..............................      17,627,089
              Caterpillar Financial Services Corp.
   1,000,000    3.670%, 10/04/07 ..............................         995,304
              Citigroup, Inc.
  30,000,000    1.573%, 07/02/07 ..............................      29,995,558
              Credit Suisse (USA), Inc.
   4,325,000    4.625%, 01/15/08 ..............................       4,310,034
              Deutsche Bank Securities, Inc.
     500,000    5.000%, 09/28/07 ..............................         499,482
  15,000,000    5.320%, 11/13/07 ..............................      15,000,000
              General Electric Capital Corp.
   1,000,000    3.500%, 12/05/07 ..............................         992,494
              Goldman Sachs Group, Inc.
   6,690,000    4.125%, 01/15/08 ..............................       6,643,700
  10,000,000    Variable Rate, 02/26/08 .......................      10,031,965
              Hewlett-Packard Company
  10,000,000    5.270%, 07/19/07 ..............................       9,973,750
              Iowa Student Loan Liquidity Corp.
  12,000,000    5.290%, 07/10/07 ..............................      11,984,130
              John Hancock Global Funding II
  11,346,000    5.000%, 07/27/073 .............................      11,343,203
              Leland Stanford Jr. University
  10,000,000    5.260%, 07/25/07 ..............................       9,964,933
              Morgan Stanley DW, Inc.
  20,000,000    Variable Rate, 07/27/07 .......................      20,002,743
  10,000,000    Variable Rate, 01/11/08 .......................      10,007,006
              Prudential Funding Corp.
  20,000,000    3.324%, 07/05/07 ..............................      19,988,289
              Societe Generale
  30,000,000    5.260%, 07/03/07 ..............................      29,991,217
              SunTrust Bank Atlanta Georgia
  15,000,000    Variable Rate, 01/28/08 .......................      15,003,693
              Sysco Corp.
  13,500,000    1.573%, 07/02/07 ..............................      13,498,001
  16,440,000    2.415%, 07/03/07 ..............................      16,435,178
              Toyota Motor Credit Corp.
   5,000,000    Variable Rate, 08/10/07 .......................       5,000,297
              Unilever Capital Corp.
  12,000,000    1.580%, 07/02/07 ..............................      11,998,217
              Univ. of Michigan
   3,075,000    5.270%, 07/12/07 ..............................       3,074,983
              US Bancorp
     202,000    5.100%, 07/15/07 ..............................         201,970
              Wal-Mart Stores
   4,305,000    4.375%, 07/12/07 ..............................       4,303,767
                                                                 --------------
TOTAL SHORT-TERM CORPORATE NOTES
(COST $412,358,378) -- 61.4% ..................................     412,358,378
                                                                 ==============


--------------------------------------------------------------------------------
4                                                  UMB SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
JUNE 30, 2007

MONEY MARKET FUND -- PRIME PORTFOLIO (Continued)

 PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 15.1%
$    330,000  Arkansas State Development
                Finance Authority Economic Development
                5.400%, 03/01/08 ..............................  $      330,000
  25,000,000  Colorado Springs, Colorado,
                Utility Revenue Bonds Variable Rate, 11/01/27..      25,000,000
   3,300,000  Iowa Finance Authority
                Single Family Mortgage
                Variable Rate, 07/01/37 .......................       3,300,000
  14,200,000  Oakland County, Michigan
                Taxable-Limited Tax Notes
                5.250%, 04/01/08 ..............................      14,204,797
   4,000,000  Saginaw County, Michigan
                Variable-Taxable-Limited Tax Notes
                Variable Rate, 03/01/10 .......................       4,000,000
  25,150,000  South Carolina Public Service
                5.270%, 07/26/07 ..............................      25,057,958
  25,000,000  Texas Public Finance Authority
                5.280%, 07/02/07 ..............................      25,000,000
   4,390,000  Wichita, Kansas
                Taxable-Temporary Notes-Ser 219
                5.500%, 08/09/07 ..............................       4,390,592
                                                                 --------------
TOTAL MUNICIPAL BONDS
(COST $101,283,347) -- 15.1% ..................................     101,283,347
                                                                 ==============
U.S. GOVERNMENT AGENCIES -- 24.6%
FEDERAL HOME LOAN BANK -- 23.6%
$  2,260,000  Variable Rate, 08/28/07 .........................       2,258,593
   7,415,000  5.250%, 09/04/07 ................................       7,415,000
   3,415,000  5.200%, 10/01/07 ................................       3,415,000
   5,000,000  5.250%, 10/01/07 ................................       5,000,000
   7,500,000  Variable Rate, 10/03/07 .........................       7,500,000
   3,000,000  3.600%, 10/19/07, callable ......................       2,985,964
   6,000,000  Variable Rate, 11/06/07 .........................       5,980,889
   3,000,000  Variable Rate, 11/09/07, callable ...............       2,995,736
  10,000,000  5.250%, 11/13/07 ................................      10,000,000
  15,500,000  Variable Rate, 11/15/07 .........................      15,497,518
  20,000,000  5.250%, 11/16/07, callable ......................      20,000,000
   5,000,000  5.250%, 11/16/07 ................................       5,000,000
   7,000,000  5.200%, 11/21/07, callable ......................       7,000,000
   5,000,000  5.250%, 12/19/07, callable ......................       5,000,000
   4,000,000  Variable Rate, 12/19/07 .........................       3,992,204
   7,000,000  5.250%, 12/26/07 ................................       7,000,000
  10,000,000  Variable Rate, 01/24/08 .........................      10,000,000
   4,355,000  5.240%, 02/15/08, callable ......................       4,354,164
   5,000,000  Variable Rate, 02/28/08 .........................       5,000,000
  13,000,000  Variable Rate, 03/14/08 .........................      13,000,000
  15,000,000  5.300%, 03/19/08, callable ......................      15,000,000
                                                                 --------------
TOTAL FEDERAL HOME LOAN BANK ..................................     158,395,068
                                                                 ==============
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.0%
   6,500,000  4.000%, 08/17/07 ................................       6,489,089
     100,000  4.250%, 09/15/07 ................................          99,781
                                                                 --------------
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION ...................       6,588,870
                                                                 ==============
TOTAL U.S. GOVERNMENT AGENCIES
(COST $164,983,938) -- 24.6% ..................................     164,983,938
                                                                 ==============
TOTAL INVESTMENTS
(COST $678,625,663) -- 101.1% .................................     678,625,663

Liabilities less other assets -- (1.1)% .......................      (7,149,383)
                                                                 --------------
TOTAL NET ASSETS -- 100.0%
  (equivalent to $1.00 per share;
  unlimited shares of $0.01 par value
  capital shares authorized;
  671,634,860 shares outstanding) .............................  $  671,476,280
                                                                 ==============

Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                  5

OBJECTIVE:

THE UMB SCOUT TAX-FREE MONEY MARKET FUND SEEKS THE HIGHEST LEVEL OF INCOME EXEMPT FROM FEDERAL INCOME TAX CONSISTENT WITH QUALITY AND MATURITY STANDARDS.

TAX-FREE MONEY MARKET FUND

The UMB Scout Tax-Free Money Market Fund provided returns of 3.14%, 1.57% and 2.13% for the one-, five- and ten-year periods ended June 30, 2007, while the Lipper Tax-Exempt Money Market Index posted returns of 3.13%, 1.62% and 2.21% for the one-, five- and ten-year periods ended June 30, 2007. The Fund's current yield as of June 30, 2007 was 3.22%. The performance data quoted represents past performance, which does not guarantee future results. Current performance may be lower or higher than the performance information quoted here. To obtain performance information current to the most recent month-end and 7-day yield, please call 800-996-2862 or visit www.umbscoutfunds.com.

The Federal Open Market Committee (the "FOMC") spent the entire fiscal year ended June 30 "on hold" -- maintaining the overnight Fed Funds rate at 5.25%. This has been an exceptionally long period without any change in monetary policy and is indicative of an economic environment nearly in balance with the proper blend of growth and modest inflation. Once again, Money Market returns were nearly equal to those generated by the broad bond markets, very near 5% for the year. With the treasury yield curve indicating that the FOMC is likely to be on hold for the foreseeable future, Money Market yields are nearly equal to those of most sectors of the longer maturity (higher risk) bond market.

By June 30, overnight rates had moved above 3.50% in the tax-free arena, which equates to more than 5.75% when accounting for the tax exemption (assuming a 40% tax burden). We believe that this represents quite attractive rates for short-term investors, particularly when compared to the yields of the longer-term bond market.

With inflation appearing to be in check and economic growth stable, the Advisor believes the FOMC is likely to remain "on hold" into 2008, and at this time forecasts that there is very little risk of additional increases to overnight rates. Therefore, the Advisor will secure additional yield with longer maturity assets when possible and is currently comfortable maintaining an average maturity around 45-days.


--------------------------------------------------------------------------------
6                                                  UMB SCOUT FUNDS ANNUAL REPORT

The Advisor's high-quality bias typically causes a modest reduction in overall yield, but we believe that the benefits from the added security are ample trade-offs for cash-equivalent assets.

Thank you for your continued support of the UMB Scout Funds.

J. ERIC KELLEY
Scout Investment Advisors, Inc.

FUND DIVERSIFICATION
UMB SCOUT TAX-FREE MONEY MARKET FUND (UMTXX)

                                   [pie chart]

Demand Notes .............................................................   82%
Commercial Paper .........................................................   18%

Based on total net assets as of June 30, 2007. Subject to change.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Income from the Fund may be subject to the Federal alternative minimum tax, as well as state and local taxes.


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                  7

SCHEDULE OF INVESTMENTS

JUNE 30, 2007

TAX-FREE MONEY MARKET FUND

 PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------
ALASKA
              Alaska Housing Finance Corp.
$  3,700,000    Variable Rate, 07/01/22 .......................  $    3,700,000
              Valdez, Alaska, Marine Revenue
   2,500,000    Variable Rate, 10/01/25 .......................       2,500,000

ARIZONA
              City of Scottsdale, AZ
   1,000,000    5.750%, 07/01/07 ..............................       1,000,000
              Salt River Project, Commercial Paper
   5,000,000    3.750%, 08/03/07 ..............................       5,000,000

CALIFORNIA
              California School Cash Reserve Program Authority
   5,000,000    4.500%, 07/06/07 ..............................       5,000,285
              Los Angeles County Metropolitan Transportation
                Authority
   1,150,000    5.250%, 07/01/07 ..............................       1,150,000

CONNECTICUT
              Connecticut State Health & Education
     700,000    Variable Rate, 05/15/14 .......................         700,000
   1,500,000    Variable Rate, 02/15/21 .......................       1,500,000
   2,200,000    Variable Rate, 07/01/29 .......................       2,200,000

FLORIDA
              Dade County, Florida, Industrial Development
     600,000    Variable Rate, 06/01/21 .......................         600,000
              Florida, State Dept. Environmental Revenue
   4,700,000    Variable Rate, 07/01/25 .......................       4,700,000
              State of Florida
   4,000,000    5.000%, 07/01/14 ..............................       4,040,000

GEORGIA
              Cobb County, Georgia
   1,500,000    5.000%, 07/01/07 ..............................       1,500,000

ILLINOIS
              Chicago Board of Education
     100,000    6.000%, 12/01/07 ..............................         100,940
              Cook County Community Consolidated School Dist. IL
   1,000,000    4.565%, 12/01/07 ..............................         981,091
              Cook County School District, Oak Lawn, IL
     450,000    3.659%, 12/01/07 ..............................         443,153
              Glencoe, IL
     155,000    2.350%, 12/01/07 ..............................         153,815
              Illinois Housing Development Authority
     200,000    Variable Rate, 01/01/08 .......................         200,000
              Lake County Community High School District. IL
     150,000    3.955%, 12/01/07 ..............................         147,536

KANSAS
              Kansas, State Dept. of Transportation,
                Highway Revenue
     400,000    5.000%, 09/01/07 ..............................         400,920
   3,845,000    Variable Rate, 03/01/12 .......................       3,845,000
   2,200,000    Variable Rate, 09/01/20 .......................       2,200,000
              Lenexa, KS
   1,000,000    4.500%, 09/01/07 ..............................       1,001,121
              Wyandotte County-Kansas City Unified Government
     500,000    3.650%, 11/01/07 ..............................         499,858

MARYLAND
              Montgomery County, Maryland, Housing Authority
                Multifamily Housing
     550,000    Variable Rate, 08/01/15 .......................         550,000

MASSACHUSETTS
              Massachusetts Bay Transportation Authority
     250,000    2.375%, 09/01/07 ..............................         249,397

MICHIGAN
              Bloomfield Hills Building Authority, MI
     900,000    3.750%, 10/01/07 ..............................         900,000
              Detroit, Michigan, Water Supply
     200,000    4.875%, 07/01/07 ..............................         200,000
              Michigan State Building Authority
     500,000    2.000%, 10/15/07 ..............................         497,182
     100,000    5.250%, 10/15/07 ..............................         100,439

MISSISSIPPI
              State of Mississippi
   1,000,000    5.000%, 07/01/08 ..............................       1,000,000


--------------------------------------------------------------------------------
8                                                  UMB SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
JUNE 30, 2007

TAX-FREE MONEY MARKET FUND (Continued)

 PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------
MISSOURI
              Missouri State Health & Educational Facilities
                Authority
$  4,000,000    4.000%, 11/02/07 ..............................  $    4,006,797
     700,000    Variable Rate, 09/01/30 .......................         700,000
   2,200,000    Variable Rate, 09/01/30 .......................       2,200,000
     500,000    Variable Rate, 09/01/30 .......................         500,000
     800,000    Variable Rate, 03/01/40 .......................         800,000

NEBRASKA
              Nebraska Public Power District, Commercial Paper
   3,000,000    3.700%, 08/06/07 ..............................       3,000,000
   2,400,000    3.700%, 10/04/07 ..............................       2,400,000
              Omaha Public Power District
     250,000    4.500%, 02/01/08 ..............................         250,847
              University of Nebraska Facilities Corp.
   1,205,000    3.650%, 07/15/07 ..............................       1,205,000

NEVADA
              Clark County, Nevada, Apartment Revenue
     150,000    4.500%, 07/01/07 ..............................         150,000
              City of Las Vegas, Nevada
   3,200,000    Variable Rate, 06/01/36 .......................       3,200,000

NEW MEXICO
              Albuquerque Municipal School Dist. NM
     250,000    5.000%, 08/01/07 ..............................         250,264

NEW YORK
              City of New York, New York
     800,000    3.250%, 08/01/07 ..............................         799,996
   1,100,000    Variable Rate, 08/15/19 .......................       1,100,000
   3,900,000    Variable Rate, 08/15/29 .......................       3,900,000
     415,000  New York State Dormitory Authority
                6.000%, 08/15/07 ..............................         417,112

NORTH CAROLINA
              Carolina Public Service, Commercial Paper
   2,500,000    3.720%, 08/03/07 ..............................       2,500,000
              County of Wake, NC
   3,700,000    Variable Rate, 03/01/24 .......................       3,700,000
              Mecklenburg County, NC
     100,000    Variable Rate, 02/01/24 .......................         100,000
              North Carolina Medical Care Commission
     500,000    5.000%, 02/15/29 ..............................         508,988

OHIO
              City of Cleveland, Ohio
     800,000    Variable Rate, 01/01/33 .......................         800,000
              City of Columbus, Ohio
   1,100,000    Variable Rate, 06/01/11 .......................       1,100,000
     600,000    Variable Rate, 12/01/17 .......................         600,000
              Franklin County, Ohio, Revenue
   3,000,000    Variable Rate, 12/01/30 .......................       3,000,000

OREGON
              City of Eugene, OR
     250,000    3.000%, 08/01/07 ..............................         249,785
              Oregon State Department of Administrative Services
     300,000    4.000%, 12/01/07 ..............................         300,417

PENNSYLVANIA
              Commonwealth of Pennsylvania
   1,500,000    5.375%, 11/15/07 ..............................       1,509,453
              Jefferson-Morgan School District, PA
     250,000    4.000%, 10/01/07 ..............................         250,000
              Schuylkill County Industrial Development
                Authority, PA
   3,600,000    Variable Rate, 04/01/21 .......................       3,600,000

RHODE ISLAND
              Rhode Island Health & Educational Building Corp.
   4,000,000    Variable Rate, 05/01/35 .......................       4,000,000

SOUTH DAKOTA
              South Dakota Housing Development
   6,800,000    Variable Rate, 05/01/32 .......................       6,800,000

TENNESSEE
              Metropolitan Government Nashville & Davidson
                County, TN
     730,000    5.125%, 05/15/25 ..............................         745,125

TEXAS
              Austin Texas Utility, Commercial Paper
   3,000,000    3.760%, 07/06/07 ..............................       3,000,000
              Brownsville Utility Texas, Commercial Paper
   2,000,000    3.750%, 08/03/07 ..............................       2,000,000
              Dallas County, Texas
   1,605,000    3.574%, 08/15/07 ..............................       1,597,703
     250,000    5.750%, 08/15/07 ..............................         250,639

                                                         Continued on next page.


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                  9

SCHEDULE OF INVESTMENTS
JUNE 30, 2007

TAX-FREE MONEY MARKET FUND (Continued)

 PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------
TEXAS (Continued)

              Dripping Springs Independent School Dist.
$    610,000    3.000%, 08/15/07 ..............................  $      609,405
     500,000    6.000%, 08/15/21 ..............................         501,373
              San Antonio Water Works, Commercial Paper
   2,195,000    3.750%, 10/04/07 ..............................       2,195,000
              San Antonio, Texas, Water Revenue
     400,000    Variable Rate, 05/15/33 .......................         400,000
              Southwest Higher Education Authority
   1,175,000    Variable Rate, 07/01/15 .......................       1,175,000
              State of Texas
   1,405,000    4.500%, 08/31/07 ..............................       1,406,755
              Temple Independent School District
     500,000    5.000%, 08/15/08 ..............................         500,811
              Texas Municipal Power, Commercial Paper
   2,000,000    3.710%, 07/11/07 ..............................       2,000,000
              Trinity River Authority, TX
   1,500,000    4.000%, 08/01/07 ..............................       1,500,434

UTAH
              Intermountain Power, Commercial Paper
   1,500,000    3.750%, 07/06/07 ..............................       1,500,000
              Salt Lake City, Utah, Pollution Control
   1,100,000    Variable Rate, 02/01/08 .......................       1,100,000
              Utah Transit Authority
   1,000,000    5.400%, 12/15/16 ..............................       1,014,315

VIRGINIA
              Pocahontas Parkway Association, VA
     500,000    5.250%, 08/15/07 ..............................         500,895
              Virginia Public Building Authority
   4,000,000    Variable Rate, 08/01/25 .......................       4,000,000

WASHINGTON
              County of King, WA
   4,300,000    Variable Rate, 01/01/36 .......................       4,300,000
              Washington State, Public Power Supply #1
   1,000,000    Variable Rate, 07/01/17 .......................       1,000,000

WISCONSIN
              Kewaunee County, WI
   1,525,000    4.250%, 04/15/08 ..............................       1,527,887
              Little Chute Area School District
   1,500,000    4.000%, 04/01/08 ..............................       1,500,670
              Oak Creek-Franklin Joint School Dist.
   1,000,000    4.250%, 02/01/08 ..............................       1,000,000
              Wisconsin State Government, Commercial Paper
   1,951,000    3.810%, 07/02/07 ..............................       1,951,000
              Wisconsin State Petroleum
   1,000,000    5.000%, 07/01/07 ..............................       1,000,000
                                                                 --------------
TOTAL INVESTMENTS
(COST $139,236,408) -- 99.5% ..................................     139,236,408

Other assets less liabilities -- 0.5% .........................         768,989
                                                                 --------------
TOTAL NET ASSETS -- 100.0%
  (equivalent to $1.00 per share;
  unlimited shares of $0.01 par value
  capital shares authorized;
  140,085,585 shares outstanding) .............................  $  140,005,397
                                                                 ==============

Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                                 UMB SCOUT FUNDS ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2007
(IN THOUSANDS EXCEPT PER SHARE DATA)

                                                               MONEY MARKET         MONEY MARKET
                                                                   FUND                 FUND               TAX-FREE
                                                                  FEDERAL               PRIME            MONEY MARKET
                                                                 PORTFOLIO            PORTFOLIO              FUND
---------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investment securities at cost .......................        $    274,711         $    678,626         $    139,236
                                                               ======================================================
  Investment securities at value ......................        $    274,711         $    678,626         $    139,236
  Cash ................................................               2,642                   --                   --
  Receivables:
    Interest ..........................................               1,801                3,426                1,245
    Fund shares sold ..................................                  --                   28                   --
  Prepaid and other assets ............................                  12                   14                   11
                                                               ------------------------------------------------------
      Total assets ....................................             279,166              682,094              140,492
                                                               ------------------------------------------------------
LIABILITIES:
  Disbursements in excess of demand deposit money .....                  --                8,655                  115
  Payables:
    Fund shares redeemed ..............................                  --                    1                   --
    Dividends payable .................................                 865                1,873                  349
    Accrued investment advisory fees ..................                  11                   32                    6
    Accrued administration and fund accounting fees ...                  21                   42                   11
    Accrued shareholder servicing fees ................                  --                    1                    1
    Accrued custody fees ..............................                   6                    9                    1
    Accrued registration fees .........................                   1                    1                    1
    Other accrued expenses ............................                   5                    4                    3
                                                               ------------------------------------------------------
      Total liabilities ...............................                 909               10,618                  487
                                                               ------------------------------------------------------
NET ASSETS ............................................        $    278,257         $    671,476         $    140,005
                                                               ======================================================
NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital) .........        $    278,281         $    671,606         $    140,030
  Accumulated undistributed income:
    Net realized loss on investments ..................                 (24)                (130)                 (25)
                                                               ------------------------------------------------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES ...........        $    278,257         $    671,476         $    140,005
                                                               ======================================================
Capital Shares, $0.01 par value
  Authorized ..........................................           Unlimited            Unlimited            Unlimited
                                                               ======================================================
  Outstanding .........................................             278,316              671,635              140,086
                                                               ======================================================
NET ASSET VALUE PER SHARE .............................        $       1.00         $       1.00         $       1.00
                                                               ======================================================

See accompanying Notes to Financial Statements.


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                 11

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2007
(IN THOUSANDS)

                                                               MONEY MARKET         MONEY MARKET
                                                                   FUND                 FUND               TAX-FREE
                                                                  FEDERAL               PRIME            MONEY MARKET
                                                                 PORTFOLIO            PORTFOLIO              FUND
---------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest income .....................................        $     12,664         $     34,276         $      4,755
                                                               ------------------------------------------------------
    Total investment income ...........................              12,664               34,276                4,755
                                                               ------------------------------------------------------
EXPENSES:
  Investment advisory fees ............................                 732                2,215                  397
  Administration and fund accounting fees .............                 244                  513                  132
  Shareholder servicing fees ..........................                  41                   60                   21
  Professional fees ...................................                   9                   23                   16
  Federal and state registration fees .................                  21                   25                   21
  Custody fees ........................................                  32                   79                   23
  Reports to shareholders .............................                  23                   61                   15
  Insurance fees ......................................                   4                   10                    2
  Directors' fees .....................................                   7                   20                    4
  Other expenses ......................................                  10                   17                   17
                                                               ------------------------------------------------------
    Total expenses ....................................               1,123                3,023                  648
                                                               ------------------------------------------------------
  Net investment income ...............................              11,541               31,253                4,107
                                                               ------------------------------------------------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) from investment transactions                  (2)                 (19)                   1
                                                               ------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $     11,539         $     31,234         $      4,108
                                                               ======================================================

See accompanying Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                                 UMB SCOUT FUNDS ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                        MONEY MARKET FUND - FEDERAL PORTFOLIO    MONEY MARKET FUND - PRIME PORTFOLIO
                                                        -------------------------------------    -----------------------------------
                                                            YEAR ENDED        YEAR ENDED            YEAR ENDED        YEAR ENDED
                                                           JUNE 30, 2007     JUNE 30, 2006         JUNE 30, 2007     JUNE 30, 2006
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income ..............................     $     11,541      $      7,390          $     31,253      $     19,509
  Net realized loss from investment transactions .....               (2)               (1)                  (19)              (84)
                                                           ----------------------------------------------------------------------
  Net increase in net assets resulting
    from operations ..................................           11,539             7,389                31,234            19,425

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ..............................          (11,541)           (7,390)              (31,253)          (19,509)
                                                           ----------------------------------------------------------------------
  Total distributions to shareholders ................          (11,541)           (7,390)              (31,253)          (19,509)

CAPITAL SHARE TRANSACTIONS:
  Shares sold ........................................          453,547           306,957             1,809,713           714,946
  Shares issued for reinvestment of distributions ....            1,576             1,121                 7,563             4,920
                                                           ----------------------------------------------------------------------
                                                                455,123           308,078             1,817,276           719,866
  Shares redeemed ....................................         (381,402)         (306,425)           (1,717,317)         (665,522)
                                                           ----------------------------------------------------------------------
  Net increase (decrease) from capital share
    transactions .....................................           73,721             1,653                99,959            54,344
                                                           ----------------------------------------------------------------------
  Net increase (decrease) in net assets ..............           73,719             1,652                99,940            54,260

NET ASSETS:
  Beginning of period ................................          204,538           202,886               571,536           517,276
                                                           ----------------------------------------------------------------------
  End of period ......................................     $    278,257      $    204,538          $    671,476      $    571,536
                                                           ======================================================================
TRANSACTIONS IN SHARES:
  Shares sold ........................................          453,548           306,957             1,809,713           714,946
  Shares issued for reinvestment of distributions ....            1,576             1,121                 7,563             4,920
  Shares redeemed ....................................         (381,402)         (306,425)           (1,717,316)         (665,523)
                                                           ----------------------------------------------------------------------
  Net increase (decrease) ............................           73,722             1,653                99,960            54,343
                                                           ======================================================================

See accompanying Notes to Financial Statements.          Continued on next page.


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                 13

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                              TAX-FREE MONEY MARKET FUND
                                                           -------------------------------
                                                            YEAR ENDED        YEAR ENDED
                                                           JUNE 30, 2007     JUNE 30, 2006
------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income ..............................     $      4,107      $      3,129
  Net realized gain from investment ..................                1                --
                                                           ------------------------------
  Net increase in net assets resulting from operations            4,108             3,129

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ..............................           (4,107)           (3,129)
                                                           ------------------------------
  Total distributions to shareholders ................           (4,107)           (3,129)

CAPITAL SHARE TRANSACTIONS:
  Shares sold ........................................          320,618           341,487
  Shares issued for reinvestment of distributions ....              275               221
                                                           ------------------------------
                                                                320,893           341,708
  Shares redeemed ....................................         (291,216)         (378,489)
                                                           ------------------------------
  Net increase (decrease) from capital share
    transactions .....................................           29,677           (36,781)
                                                           ------------------------------
  Net increase (decrease) in net assets ..............           29,678           (36,781)

NET ASSETS:
  Beginning of period ................................          110,327           147,108
                                                           ------------------------------
  End of period ......................................     $    140,005      $    110,327
                                                           ==============================
TRANSACTIONS IN SHARES:
  Shares sold ........................................          320,618           341,487
  Shares issued for reinvestment of distributions ....              275               222
  Shares redeemed ....................................         (291,216)         (378,489)
                                                           ------------------------------
  Net increase (decrease) ............................           29,677           (36,780)
                                                           ==============================

See accompanying Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                                 UMB SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

UMB SCOUT MONEY MARKET FUND -- FEDERAL PORTFOLIO

                                                                              FOR THE PERIODS ENDED JUNE 30,
                                                               2007          2006          2005          2004          2003
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ....................    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                             ----------------------------------------------------------------
  Income from investment operations:
    Net investment income ...............................        0.05          0.04          0.02          0.01          0.01
                                                             ----------------------------------------------------------------
  Distributions from:
  Net investment income .................................       (0.05)        (0.04)        (0.02)        (0.01)        (0.01)
                                                             ----------------------------------------------------------------
Net asset value, end of period ..........................    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                             ================================================================
Total return ............................................        4.82%         3.62%         1.69%         0.52%         0.92%
                                                             ================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions) .................    $    278      $    205      $    203      $    210      $    334
Ratio of expenses to average net assets .................        0.46%         0.50%         0.51%         0.51%         0.51%
Ratio of net investment income to average net assets ....        4.73%         3.58%         1.65%         0.52%         0.91%

UMB SCOUT MONEY MARKET FUND -- PRIME PORTFOLIO

                                                                              FOR THE PERIODS ENDED JUNE 30,
                                                               2007          2006          2005          2004          2003
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ....................    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                             ----------------------------------------------------------------
  Income from investment operations:
    Net investment income ...............................        0.05          0.04          0.02          0.01          0.01
                                                             ----------------------------------------------------------------
  Distributions from:
    Net investment income ...............................       (0.05)        (0.04)        (0.02)        (0.01)        (0.01)
                                                             ----------------------------------------------------------------
Net asset value, end of period ..........................    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                             ================================================================
Total return ............................................        4.90%         3.68%         1.71%         0.54%         0.95%
                                                             ================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions) .................    $    671      $    572      $    517      $    587      $  1,011
Ratio of expenses to average net assets .................        0.46%         0.50%         0.50%         0.51%         0.50%
Ratio of net investment income to average net assets ....        4.80%         3.64%         1.69%         0.54%         0.94%

UMB SCOUT TAX-FREE MONEY MARKET FUND

                                                                              FOR THE PERIODS ENDED JUNE 30,
                                                               2007          2006          2005          2004          2003
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ....................    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                             ----------------------------------------------------------------
  Income from investment operations:
    Net investment income ...............................        0.03          0.02          0.01            --          0.01
                                                             ----------------------------------------------------------------
  Distributions from:
    Net investment income ...............................       (0.03)        (0.02)        (0.01)           --         (0.01)
                                                             ----------------------------------------------------------------
Net asset value, end of period ..........................    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                             ================================================================
Total return ............................................        3.14%         2.37%         1.25%         0.42%         0.71%
                                                             ================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions) .................    $    140      $    110      $    147      $    146      $    197
Ratio of expenses to average net assets .................        0.49%         0.53%         0.51%         0.51%         0.51%
Ratio of net investment income to average net assets ....        3.10%         2.33%         1.24%         0.42%         0.70%

See accompanying Notes to Financial Statements.


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                 15

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The UMB Scout Money Market Fund - Federal Portfolio ("Money Market - Federal Portfolio"), UMB Scout Money Market Fund - Prime Portfolio ("Money Market - Prime Portfolio") and UMB Scout Tax-Free Money Market Fund ("Tax-Free Money Market"), (individually referred to as a "Fund," or collectively as the "Funds") are mutual funds offered by UMB Scout Funds, a Delaware statutory trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Funds' investment objectives are as follows:

FUND                                INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
Money Market - Federal ...........  Maximum income consistent with safety of principal and liquidity Portfolio
Money Market - Prime Portfolio ...  Maximum income consistent with safety of principal and liquidity
Tax-Free Money Market ............  Highest level of income exempt from federal income tax consistent with quality and
                                    maturity standards
--------------------------------------------------------------------------------

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

A) SECURITY VALUATIONS -- Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Distributions to shareholders are recorded on ex-dividend dates. Realized gains and losses from investment transactions are reported on the identified cost basis, which is also used for income tax purposes.

B) FEDERAL INCOME TAXES -- The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore no federal income tax provision is required.

      As of June 30, 2007, the following Funds had net capital loss carryovers:

                                MONEY MARKET        MONEY MARKET      TAX-FREE
                                    FUND                FUND        MONEY MARKET
(in thousands)                FEDERAL PORTFOLIO   PRIME PORTFOLIO       FUND
--------------------------------------------------------------------------------
For losses expiring June 30,
        2011 ...............        $ --                $  1            $ 25
        2012 ...............          --                  --              --
        2013 ...............          --                  --              --
        2014 ...............          20                 106              --
        2015 ...............           1                   3              --
                                    ----------------------------------------
Total ......................        $ 21                $110            $ 25
                                    ========================================

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions.


--------------------------------------------------------------------------------
16                                                 UMB SCOUT FUNDS ANNUAL REPORT

      As of June 30, 2007, Money Market Fund - Federal Portfolio and Money Market Fund - Prime Portfolio had (in thousands): $3 and $20, respectively, of post-October losses, which are deferred until July 1, 2007 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

C) DISTRIBUTIONS TO SHAREHOLDERS -- Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These reclassifications are due to differing treatment for items such as deferral of wash sales, net operating losses and post-October capital losses.

      For Federal income tax purposes the Tax-Free Money Market Fund designates tax-exempt income dividends of (in thousands) $4,108 for the year ended June 30, 2007.

D) AMORTIZATION -- Discounts and premiums on securities purchased are amortized over the life of the respective securities.

E) USE OF ESTIMATES -- The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

F) GUARANTEES AND INDEMNIFICATIONS -- In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A) INVESTMENT ADVISORY FEES -- The Trust, on behalf of the Funds, has entered into an Investment Advisory Agreement (the "Agreement") with Scout Investment Advisors, Inc. (the "Advisor"). Each of the Funds was subject to the following fees under the Agreement for the period from July 1, 2006 through June 30, 2007:

      Money Market - Federal Portfolio and Tax-Free Money Market -- 0.30% of average daily net assets.

      Money Market - Prime Portfolio -- 0.34% of average daily net assets.

B) ADMINISTRATION AND FUND ACCOUNTING FEES -- The Trust, on behalf of the Funds, has entered into an Administration and Fund Accounting Agreement with UMB Fund Services, Inc. ("UMBFS"), an affiliate of the Advisor. Each of the Funds was subject to the following fees under the Administration and Fund Accounting Agreement for the period from July 1, 2006 through June 30, 2007 -- 0.10% of the first $250 million of average daily net assets, 0.075% of the next $250 million of average daily net assets, 0.050% of the next $250 million of average daily net assets and 0.030% of daily net assets over $750 million.

C) SHAREHOLDER SERVICING FEES -- UMBFS also serves as the Funds' transfer agent. UMBFS is paid a fee for these services based on the number of shareholder accounts and activity levels.

                                                         Continued on next page.


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                 17

JUNE 30, 2007

D) CUSTODIAN FEES -- UMB Bank, n.a. (the "Bank"), an affiliate of the Advisor, serves as the Funds' custodian. The Bank receives a fee for its services based on the value of securities held in the Funds and the number of transactions.

E) GENERAL -- Certain of the Officers and Directors of the Trust are Officers and Directors of one or more of the above companies.

3. INVESTMENT TRANSACTIONS

      The aggregate amounts of security transactions during the year ended June 30, 2007, excluding short-term investments, were as follows:

                                                OTHER THAN
                                             U.S. GOVERNMENT     U.S. GOVERNMENT
(in thousands)                                  SECURITIES          SECURITIES
--------------------------------------------------------------------------------
MONEY MARKET FUND - FEDERAL PORTFOLIO:
  Purchases ............................       $        --         $ 6,576,085
  Sale/Maturity proceeds ...............       $        --         $ 6,510,968
MONEY MARKET FUND - PRIME PORTFOLIO:
  Purchases ............................       $15,625,932         $ 2,484,570
  Sale/Maturity proceeds ...............       $15,027,642         $ 2,997,826
TAX-FREE MONEY MARKET FUND:
  Purchases ............................       $   689,870         $        --
  Sale/Maturity proceeds ...............       $   659,237         $        --

4. FEDERAL TAX INFORMATION

At June 30, 2007, the cost of securities on a tax basis for federal income tax purposes were as follows:

                                           MONEY           MONEY
                                           MARKET          MARKET       TAX-FREE
                                            FUND            FUND         MONEY
                                          FEDERAL          PRIME         MARKET
(in thousands)                           PORTFOLIO       PORTFOLIO        FUND
--------------------------------------------------------------------------------
Cost of securities on a tax basis ......  $274,711        $678,626      $139,236
                                          ======================================

The tax character of distributions paid during the fiscal years ended June 30, 2007 and 2006, were as follows:

                                   MONEY MARKET FUND        MONEY MARKET FUND          TAX-FREE
                                   FEDERAL PORTFOLIO         PRIME PORTFOLIO       MONEY MARKET FUND
                                  --------------------------------------------------------------------
                                    YEAR        YEAR        YEAR        YEAR        YEAR        YEAR
                                   ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
                                  JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,
(in thousands)                      2007        2006        2007        2006        2007        2006
------------------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary Income ............    $ 11,541    $  7,390    $ 31,253    $ 19,509    $     --    $     --
                                  --------------------------------------------------------------------
Total taxable distributions ..      11,541       7,390      31,253      19,509          --          --
  Exempt interest ............          --          --          --          --       4,107       3,129
                                  --------------------------------------------------------------------
Total distributions paid .....    $ 11,541    $  7,390    $ 31,253    $ 19,509    $  4,107    $  3,129
                                  ====================================================================


--------------------------------------------------------------------------------
18                                                 UMB SCOUT FUNDS ANNUAL REPORT

As of June 30, 2007, the components of accumulated deficit on a tax basis were as follows:

                                     MONEY             MONEY
                                     MARKET            MARKET           TAX-FREE
                                      FUND              FUND              MONEY
                                     FEDERAL            PRIME            MARKET
(in thousands)                      PORTFOLIO         PORTFOLIO            FUND
--------------------------------------------------------------------------------
Total accumulated (deficit) ......    $(24)             $(130)            $(25)
                                      ========================================

5. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more- likely-than-not" of being sustained by the applicable tax authority. To the extent that a tax benefit of a position is not deemed to meet the more-likely-than-not threshold, the Funds would report an income tax expense in the Statement of Operations. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48, and the impact of this standard on the financial statements has not yet been determined.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). The Statement defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. Management has recently begun to evaluate the application of the Statement to the Funds, and is not in a position at this time to evaluate the significance of its impact, if any, on the Funds' financial statements.

In addition, in February 2007, FASB issued "Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. Management has recently begun to evaluate the application of the Statement to the Funds, and is not in a position at this time to evaluate the significance of its impact, if any, on the Funds' financial statements.


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                 19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AUDIT COMMITTEE, BOARD OF DIRECTORS AND SHAREHOLDERS
  UMB SCOUT MONEY MARKET FUND (FEDERAL AND PRIME PORTFOLIOS)
  UMB SCOUT TAX-FREE MONEY MARKET FUND
KANSAS CITY, MISSOURI

We have audited the accompanying statement of assets and liabilities of the UMB Scout Money Market Fund (Federal and Prime portfolios) and UMB Scout Tax-Free Money Market Fund (two of the funds comprising the UMB Scout Funds, hereafter referred to as "the Funds"), including the schedule of investments, as of June 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the UMB Scout Money Market Fund (Federal and Prime portfolios) and UMB Scout Tax-Free Money Market Fund as of June 30, 2007, and the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended and the financial highlights for each of the five years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ BKD, LLP

Houston, Texas
August 16, 2007


--------------------------------------------------------------------------------
20                                                 UMB SCOUT FUNDS ANNUAL REPORT

EXPENSE EXAMPLE

EXPENSE EXAMPLE

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007 to June 30, 2007.

ACTUAL EXPENSES

The first line for each Fund shown in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each Fund shown in the following table provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in a Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included your costs would have been higher.

                                                                       EXPENSES
                               BEGINNING     ENDING                  PAID DURING
                                ACCOUNT      ACCOUNT    ANNUALIZED      PERIOD
                                 VALUE        VALUE      EXPENSE       1/1/07-
FUND                             1/1/07      6/30/07      RATIO        6/30/07*
--------------------------------------------------------------------------------
UMB SCOUT MONEY MARKET
FUND - FEDERAL PORTFOLIO
  Actual ....................  $1,000.00    $1,023.90    0.4539%        $2.28
  Hypothetical ..............   1,000.00     1,022.75    0.4539%         2.28
UMB SCOUT MONEY MARKET
FUND - PRIME PORTFOLIO
  Actual ....................   1,000.00     1,024.20    0.4566%         2.29
  Hypothetical ..............   1,000.00     1,022.74    0.4566%         2.29
UMB SCOUT TAX-FREE
MONEY MARKET FUND
  Actual ....................   1,000.00     1,015.80    0.4733%         2.37
  Hypothetical ..............   1,000.00     1,022.65    0.4733%         2.37

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 184/365 (to reflect the half-year period).


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                 21

RENEWAL OF INVESTMENT ADVISORY AGREEMENTS

In February 2007, the Board of Trustees of the UMB Scout Funds renewed the Investment Advisory Agreements with Scout Investment Advisors, Inc. (the "Advisor") for each of the Funds. After evaluating the services provided by the Advisor, and reviewing the performance and operations of the Funds, the Trustees, including the independent Trustees, unanimously concluded that it was in the best interests of the Funds and their shareholders to continue the agreements for an additional year.

As part of their review, the independent Trustees requested and reviewed information regarding the advisory services performed, the nature and qualifications of the investment staff, Fund performance and expenses, related administrative services provided by the Advisor, and other contributions by the Advisor, including product development initiatives, as well as revenue sharing payments from the Advisor's own resources in furtherance of distribution of Funds and servicing of Fund shareholders. The information included material obtained from an independent third party comparing each Fund's performance against an appropriate benchmark, as well as against the performance of an appropriate peer group.

With regard to advisory services, staffing and performance, the Trustees considered information specifically provided in connection with the proposed renewals, as well as information provided at quarterly Board meetings throughout the year. The Trustees met with the Advisor's senior management team, as well as the senior investment professionals responsible for managing each Fund. The Trustees expressed appreciation that each Fund enjoyed the benefit of portfolio managers with extensive experience and expertise in the investment strategy specific to each Fund. The Trustees were satisfied with the quality and performance of the investment professionals serving each Fund, as well as the investment and administrative resources available from the Advisor and considered the performance of each Fund to be sufficient to support the decision to renew the agreement.

The Trustees also reviewed the investment advisory fees payable to the Advisor under each agreement and overall expense levels of the Funds, including independent third party information comparing advisory fees and overall fund expense levels with other mutual funds. The Trustees considered the Advisor's profitability with respect to each Fund. The Trustees concluded that the profits were reasonable in view of the services provided to the Funds.

Based upon their review, the Trustees determined that the advisory fees proposed to be payable by each Fund to the Advisor were fair and reasonable in view of the nature and quality of services provided under all of the circumstances, and determined to renew the agreements.


--------------------------------------------------------------------------------
22                                                 UMB SCOUT FUNDS ANNUAL REPORT

TRUSTEES AND OFFICERS

                                                                                                          NUMBER OF        OTHER
                                POSITION(S)         TERM OF OFFICE                                        PORTFOLIOS   DIRECTORSHIPS
                                 HELD WITH          AND LENGTH OF            PRINCIPAL OCCUPATION(S)      IN COMPLEX      HELD BY
NAME, ADDRESS AND BIRTHDATE         FUND             TIME SERVED               DURING PAST 5 YEARS         OVERSEEN      DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Andrea F. Bielsker             Trustee       Trustee since 2005.         Chief Financial Officer              9            None
1010 Grand Boulevard                         Shall serve as Trustee      since 2007, Brooke Credit
Kansas City, Missouri 64106                  until her resignation, or   Corporation; Senior Vice
11/16/58                                     until terminated or until   President, Finance, Chief
                                             successor is elected and    Financial Officer and Treasurer
                                             qualified.                  from 2002-05, Great Plains
                                                                         Energy.
------------------------------------------------------------------------------------------------------------------------------------
William B. Greiner*            Trustee       Trustee since 2005.         Chief Investment Officer,            9            None
1010 Grand Boulevard                         Shall serve as Trustee      UMB Bank, n.a. and Scout
Kansas City, Missouri 64106                  until his resignation, or   Investment Advisors, Inc. since
03/05/54                                     until terminated or until   2004; from 2003-04 managed
                                             his successor is elected    private accounts at True
                                             and qualified.              North. Prior to 2003, Chief
                                                                         Investment Officer, UMB Bank,
                                                                         n.a. and President of Scout
                                                                         Investment Advisors, Inc.
                                                                         since its inception in 2001.
------------------------------------------------------------------------------------------------------------------------------------
Dr. William E. Hoffman         Trustee       Trustee since 1982.         Orthodontist.                        9            None
1010 Grand Boulevard                         Shall serve as Trustee
Kansas City, Missouri 64106                  until his resignation,
04/11/38                                     or until terminated or
                                             until his successor is
                                             elected and qualified.
------------------------------------------------------------------------------------------------------------------------------------
Eric T. Jager                  Trustee       Trustee since 1987.         President, Windcrest                 9           Nygaard
1010 Grand Boulevard                         Shall serve as Trustee      Investment Management,                         Corporation
Kansas City, Missouri 64106                  until his resignation, or   Inc.; Executive Vice
06/19/42                                     until terminated or         President -- Investments,
                                             until his successor is      Bartlett and Company.
                                             elected and qualified.
------------------------------------------------------------------------------------------------------------------------------------
Stephen F. Rose                Chairman,     Chairman since 2005;        Chairman, Sun Publications,          9            None
1010 Grand Boulevard           Trustee       Trustee since 1989. Shall   Inc.
Kansas City, Missouri 64106                  serve as Chairman,
11/05/47                                     Trustee until his
                                             resignation, or until
                                             terminated or until his
                                             successor is elected and
                                             qualified.

* Mr. Greiner is considered to be an "interested person" of the Funds under the Investment Company Act of 1940, as amended, due to his employment by Scout Investment Advisors, Inc., the Funds' investment advisor.

      Total compensation for the independent trustees totaled $150,000 for the period ended June 30, 2007.

      The UMB Scout Funds' Statement of Additional Information (SAI) includes additional information about the Funds' directors and trustees. The SAI is available, without charge, upon request, by calling toll free 800-996-2862.


--------------------------------------------------------------------------------
JUNE 30, 2007                                                                 23

                                                                                                          NUMBER OF        OTHER
                                POSITION(S)         TERM OF OFFICE                                        PORTFOLIOS   DIRECTORSHIPS
                                 HELD WITH          AND LENGTH OF            PRINCIPAL OCCUPATION(S)      IN COMPLEX      HELD BY
  NAME, ADDRESS AND BIRTHDATE       FUND             TIME SERVED               DURING PAST 5 YEARS         OVERSEEN      DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Gary W. DiCenzo                President     President since 2005;       Executive Vice President, UMB       N/A            N/A
1010 Grand Boulevard                         Vice President since        Bank, n.a. since 2004. From
Kansas City, Missouri 64106                  2004. Shall serve as        2003 to 2004, Senior Vice
10/27/62                                     President at the pleasure   President, UMB Bank, n.a. Prior
                                             of the Board until his      to 2003, Vice President,
                                             resignation, or             Driehaus Capital Management.
                                             termination or until his
                                             successor is elected and
                                             qualified.
------------------------------------------------------------------------------------------------------------------------------------
James L. Moffett               Principal     Principal Executive         Executive Vice President, UMB       N/A            N/A
1010 Grand Boulevard           Executive     Officer since 2003. Shall   Bank, n.a. and Chairman, Scout
Kansas City, Missouri 64106    Officer       serve as Principal          Investment Advisors, Inc. since
03/27/41                                     Executive Officer at the    2001. Lead manager of UMB
                                             pleasure of the Board       Scout Stock and International
                                             until his resignation, or   Funds.
                                             termination or until his
                                             successor is elected and
                                             qualified.
------------------------------------------------------------------------------------------------------------------------------------
Constance E. Martin            Secretary     Secretary since 2005.       Fund Administrator, Acctg &         N/A            N/A
1010 Grand Boulevard                         Shall serve as Secretary    Admin., UMB Fund Services,
Kansas City, Missouri 64106                  at the pleasure of the      Inc. since 2005, Compliance
09/30/61                                     Board or until her          Officer, UMB Scout Funds,
                                             resignation, or             2003-04, Director-Mutual Fund
                                             termination or until her    Client Relations, Jones &
                                             successor is elected and    Babson, Inc. from 1986-2003.
                                             qualified.

------------------------------------------------------------------------------------------------------------------------------------
C. Warren Green                Treasurer and Treasurer and Principal     Vice President and Chief            N/A            N/A
1010 Grand Boulevard           Principal     Financial Officer since     Financial Officer, Asset
Kansas City, Missouri 64106    Financial     2005. Shall serve as        Management Division, UMB
12/27/58                       Officer       Treasurer and Principal     Bank, n.a. since 2000.
                                             Financial Officer at the
                                             pleasure of the Board or
                                             until his resignation or
                                             termination or until his
                                             successor is elected and
                                             qualified.
------------------------------------------------------------------------------------------------------------------------------------
Bradley S. Kastler             Chief         Chief Compliance            Currently Senior Vice President     N/A            N/A
1010 Grand Boulevard           Compliance    Officer since 2004.         and served as Director of
Kansas City, Missouri 64106    Officer       Shall serve as Chief        Financial Services Compliance
03/01/63                                     Compliance Officer at       since 2004; from 2001-04, Vice
                                             the pleasure of the Board   President and Financial
                                             or until his resignation,   Services
                                             or termination or until     Audit Director, UMB Financial
                                             his successor is elected    Corporation.
                                             and qualified.


--------------------------------------------------------------------------------
24                                                 UMB SCOUT FUNDS ANNUAL REPORT

                      PROXY VOTING POLICIES AND PROCEDURES

For a description of the polices and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 800-996-2862 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at www.sec.gov as well as the
   Funds' website at www.umbscoutfunds.com. Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June
  30, 2007, is available as of August 31, 2007 without charge, upon request, by calling 800-996-2862 or by accessing the website of the Securities and
                              Exchange Commission.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form
   N-Q. Each Fund's Form N-Q is available on the website of the Securities and Exchange Commission at www.sec.gov, and may also be reviewed and copied at the
    Commission's Public Reference Room in Washington, DC. Information on the
        operation of the Public Reference Room may be obtained by calling
                                 1-800-SEC-0330.

This report has been prepared for the information of the Shareholders of the UMB Scout Money Market Fund and the UMB Scout Tax-Free Money Market Fund, and is not
           to be construed as an offering of the shares of the Funds.

Not authorized for distribution unless accompanied or preceded by a current UMB
                             Scout Funds prospectus.

    The UMB Scout Funds are distributed by UMB Distribution Services, LLC, an affiliate of UMB Financial Corporation, and managed by Scout Investment
                 Advisors, Inc., a subsidiary of UMB Bank, n.a.

                     INVESTMENT ADVISOR
                       Scout Investment Advisors, Inc.
                       Kansas City, Missouri

                     AUDITORS
                       BKD, LLP
                       Houston, Texas

                     LEGAL COUNSEL
                       Stradley Ronon Stevens & Young, LLP
                       Philadelphia, Pennsylvania

                     CUSTODIAN
                       UMB Bank, n.a.
                       Kansas City, Missouri

                     DISTRIBUTOR
                       UMB Distribution Services, LLC
                       Milwaukee, Wisconsin

                     TRANSFER AGENT
                       UMB Fund Services, Inc.
                       Milwaukee, Wisconsin



                                     [LOGO]
                                UMB | SCOUT FUNDS

                                  P.O. Box 1241
                            Milwaukee, WI 53201-1241

                             TOLL FREE 800-996-2862

                                umbscoutfunds.com

               "UMB," "Scout" and the Scout design are registered
                   service marks of UMB Financial Corporation.

ITEM 2. CODE OF ETHICS

The Registrant has adopted a code of ethics (the "Code"), as that term is defined in Item 2 of Form N-CSR, that applies to the Registrant's principal executive officer and principal financial officer. A copy of the Code is attached as an exhibit. There were no amendments to the Code or waivers from the provisions of the Code.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's board has determined that Ms. Andrea Bielsker possesses the technical attributes to qualify as an "audit committee financial expert" serving on the Registrant's audit committee and designated Ms. Bielsker as the "audit committee financial expert." Ms. Bielsker is independent under the standards set forth in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees for Registrant.

      The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements and services normally provided by the accountant in connection with the statutory and regulatory filings and engagements for the last two fiscal years are as follows:

      Fiscal year ended June 30, 2007            $ 102,500
      Fiscal year ended June 30, 2006            $  75,000

(b) Audit-Related Fees for Registrant.

      The aggregate fees billed in each of the last two fiscal years for custody audits and services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item are as follows:

      Fiscal year ended June 30, 2007            $  29,180
      Fiscal year ended June 30, 2006            $  23,500

(c) Tax Fees for Registrant.

      The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax review of Registrant's tax returns are as follows:

      Fiscal year ended June 30, 2007            $   3,600
      Fiscal year ended June 30, 2006            $   4,700

(d) All Other Fees.

      None.

      (e) (1) The Registrant's Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Registrant and non-audit services to the Registrant, its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

      (2) The percentage of services described in each of paragraphs (b) through
(d) of this Item that were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

            (b) Not applicable.
            (c) Not applicable.
            (d) Not applicable.

      (f) All of the principal accountant's hours spent on auditing the Registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

      (g) Non-Audit Fees Billed for Registrant
          None.

      (h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES

(a) The Registrant's principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)   (1)   Code of Ethics as required by Item 2. FILED AS AN ATTACHMENT TO THIS
            FILING.

      (2) Certifications pursuant to Sections 302 of the Sarbanes-Oxley Act of 2002. FILED HEREWITH.

      (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. NOT APPLICABLE TO OPEN-END INVESTMENT COMPANIES.

(b) Certification pursuant to Section 906 of the Sarbanes Oxley Act of 2002. FILED HEREWITH.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UMB Scout Funds


/s/ James L. Moffett
--------------------
James L. Moffett
Principal Executive Officer
September 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James L. Moffett
--------------------
James L. Moffett
Principal Executive Officer
September 5, 2007

/s/ C. Warren Green
-------------------
C. Warren Green
Principal Financial Officer
September 5, 2007